                          AGREEMENT OF SALE

                           BY AND BETWEEN

                  APPLIED CELLULAR TECHNOLOGY, INC.
                              AS BUYER

                                 AND

                          RONALD M. KAPLAN
                          FRANK J. GIACONA
                           ALAN S. KAPLAN
                     EDELSON TECHNOLOGY PARTNERS
                             AS SELLERS

                       MVAK TECHNOLOGIES, INC.
                             AS ACQUIREE

                    DATED AS OF JANUARY 31, 1997

                        AGREEMENT OF SALE


This Agreement is entered as of the 31st day of January, 1997 by and between Applied Cellular Technology, Inc., a Missouri corporation ("Buyer"), Ronald M. Kaplan of 104 Fairway Avenue, Verona, New Jersey 07044, Frank J. Giacona of 904 Windstream Terrace, Orlando, Florida 32818, Alan S. Kaplan of 178 Boulevard, Mountain Lakes, New Jersey and Edelson Technology Partners, Whiteweld Centre, 3000 Tice Boulevard, Woodcliff Lake, New Jersey 07675 (hereinafter referred to collectively as "Sellers"), and MVAK Technologies, Inc., a New Jersey corporation ("Acquiree").

WHEREAS, Ronald M. Kaplan owns two million eighty thousand (2,080,000) shares, $-0- par value and Alan S. Kaplan owns two million eighty thousand (2,080,000) shares, $-0- par value and Frank J. Giacona owns six hundred sixty-eight thousand five hundred seventy-one (668,571) shares, $-0- par value and Edelson Technology Partners owns one million nine hundred thirty-one thousand four hundred twenty-nine thousand (1,931,429) shares, $-0- par value of preferred convertible stock which at Closing Date will be converted to common stock at 1 for 1 ratio (the "Acquiree Shares") of the issued and outstanding common stock of Acquiree; and

WHEREAS, Sellers desire to sell and Buyer desires to acquire one hundred percent (100%) of the issued and outstanding shares of Acquiree (the "Sales Shares").

NOW, THEREFORE, for the mutual consideration set out herein, the parties agree as follows:

1.     PURCHASE AND SALE OF ACQUIREE SHARES

       1.1 Sellers shall sell to Buyer and Buyer shall purchase from Sellers the Sale Shares at a closing of such sale (the "Closing") to be held at the place and on the date hereinafter provided (the
"Closing Date").

       1.2 The purchase price (the "Price") shall be two million one hundred thousand dollars ($2,100,000.00) in the form of restricted common shares of Buyer with demand registration rights. Buyer shall assume the outstanding Bank debt of Acquiree of one hundred seventy-seven thousand eight hundred fifty-one dollars
($177,851.00), the amount of the loans assumed hereunder shall reduce the above price in equal amounts.

             The value of the shares shall be equal to one million nine hundred twenty-two thousand one hundred forty-nine dollars ($1,922,149.00). The market value of the above shares is the lower of the market closing prices during the average of the last two (2) days prior to the Closing Date as reflected on the NASDAQ bid price published in the "Wall Street Journal" or five and 50/100ths dollars ($5.50) per share.

             a. Buyer agrees that it will prepare and file with the Securities and Exchange Commission (the "Commission") a registration statement with respect to the three hundred eighty-nine thousand two hundred ninety-six (389,296) shares of Buyer's common stock issuable to Sellers pursuant to Section 1.2 hereof (the "Registration Statement") on or before March 31, 1997. Buyer shall use its best efforts to cause the Registration Statement to become effective as soon as practicable but not later than by August 31, 1997. Buyer shall prepare and file with the Commission such amendments and supplements to the Registration Statement, including post-effective amendments and the prospectus used in connection therewith that may be necessary to

                                                         AGREEMENT OF SALE
                                                                    Page 2

keep such Registration Statement effective for a period of not less than nine
(9) months and to comply with the provisions of the Securities Act of 1933, as amended, and the regulations promulgated pursuant thereto (the "Act").

             b. Buyer shall use its reasonable efforts to cause all securities registered pursuant to the Registration Statement to be listed on the NASDAQ National Market System by the above date.

             c. In the event of the issuance of any stop order suspending the effectiveness of the Registration Statement, or any order suspending or preventing the use of any related prospectus or suspending the qualification of any common stock included in the Registration Statement, the Buyer will use its reasonable best efforts to promptly obtain the withdrawal of such order.

             d. Buyer shall bear all costs, fees and expenses involved in the preparation and filing of Registration Statement, including, without limitation, accounting and auditing fees and expenses, expenses in connection with the state qualifications specified above, filing fees, legal counsel fees and expenses and printing expenses. Sellers, however, shall pay all applicable transfer taxes and brokerage commissions as a result of any sale by Sellers.

             e. In the event that any of the shares of common stock of Buyer delivered hereunder are issued by means of the Registration Statement, Buyer agrees to indemnify and hold harmless Sellers and their heirs, executors, representatives and assigns (an "Indemnified Person") from and against any and all claims, demands, actions, causes of action, losses, costs, damages, liabilities and expenses, including, without limitation, reasonable legal fees (hereinafter referred to in the singular as a "claim" and in the plural as "claims") based upon, arising out of or resulting from any untrue statement of a material fact contained in the Registration Statement or any omission to state therein a material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading, except insofar as such claim is based upon, arises out of or results from information furnished to Buyer in writing by Sellers for use in connection with the Registration Statement. Also, in that connection, Sellers agree to indemnify and hold harmless Buyer, each of its officers and directors (Buyer, its officers and directors and any such other persons being referred to collectively as "Indemnified Person") from and against any and all claims based upon, arising out of or resulting from any untrue statement of a material fact contained in the Registration Statement or any failure to state therein a material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading to the extent that such claim is based upon, arises out of or results from information furnished to Buyer in writing by Sellers for use in connection with the Registration Statement. The indemnification set forth herein shall be in addition to any liability which Buyer or Sellers, respectively, may otherwise have to the Indemnified Person.

             f. Within five (5) days after receiving written notice of any claim in respect of which an Indemnified Person may seek indemnification under subsection 1.2(e) above, such Indemnified
Person shall submit notice thereof to Buyer or Seller, as the case may be (sometimes referred to as an "Indemnifying Person"). The failure of the Indemnified Person so to notify the Indemnifying
Person of any such claim shall not relieve the Indemnifying Person from any

                                                         AGREEMENT OF SALE
                                                                    Page 3

liability it may have hereunder except to the extent that
(i) such liability was caused or increased by such omission, or
(ii) the ability of the Indemnifying Person to reduce such liability was adversely affected by such omission. The Indemnified Person and the Indemnifying Person shall cooperate with, and assist, one another in the defense of any claim and any action, suit or proceeding arising in connection therewith; provided, however, that the Indemnifying Person shall have the right to investigate and defend any claim and the Indemnified Person shall have the right to employ separate counsel and to participate in the defense of any claim, but the fees and expenses of such counsel shall not be at the expense of the Indemnifying Person. No settlement of any claim for indemnification under this Section shall be made without the consent of the Indemnifying Person.

             g. In the event that Buyer is unable to complete the Registration Statement and list the stock on NASDAQ by the above date, Sellers may, at their sole option, require Buyer to convey back to Sellers their respective shares in MVAK in exchange for the shares in Buyer. In the event that Buyer fails to immediately return or convey such shares after receipt of Sellers' demand, Sellers may obtain injunctive relief on a summary basis or elect to seek monetary damages. The parties agree that such damages shall be liquidated in the amount of one million nine hundred twenty-two thousand one hundred forty-nine dollars (1,922,149.00).

             h. Restrictions on Buyer. From and after the date hereof, and continuing through such date when the Registration
Statement has been completed, Buyer shall comply with the following covenants and restrictions:

                  i. Buyer shall not sell, transfer, mortgage, pledge or otherwise dispose of the Acquiree stock or otherwise subject the Acquiree stock to any lien or other encumbrance.

                  ii. Buyer shall not cause or permit Acquiree to sell, transfer, mortgage, pledge or otherwise dispose of any assets of Acquiree or otherwise subject any of Acquiree's assets to any lien or other encumbrance other than in the ordinary course of business.

                  iii. Buyer shall cause or permit Acquiree to operate its business in the ordinary course in accordance with past business practices and in accordance with all applicable laws, rules and regulations.

                  iv. Buyer shall not cause or permit Acquiree to issue any additional shares of its capital stock.

                  v. Buyer shall not cause or permit Acquiree to incur any indebtedness other than in the ordinary course of business or as reasonably necessary.

                  vi. Buyer shall not cause or permit Acquiree to issue any dividends, profit distributions, salary bonuses or other compensation to Buyer or any principal, officer, director, employee or agent of Buyer.

                  vii. Buyer shall not cause or permit Acquiree to expend, utilize or dissipate any of its cash assets other than in the ordinary course of business.

                                                         AGREEMENT OF SALE
                                                                    Page 4

                  viii. Buyer shall not cause or permit Acquiree to terminate the employment of any facility manager other than for good cause.

                  ix. Buyer shall not terminate or replace any member of the Board of Directors other than for good cause.

                  x. Buyer shall not cause or permit the Board of Directors to engage anyone other than Debra S. Bogart as corporate president other than for good cause.

       1.3 At the Closing Date, Sellers will deliver a certificate representing the Sale Shares duly endorsed so as to make Buyer the sole holder thereof, free and clear of all claims and encumbrances. The Sale Shares are not registered under the Securities Act of 1933 as amended (the "Act"). The Sale Shares will be subject to a usual and appropriate stop transfer order on the books and records of Acquiree's transfer agent pertaining to securities not registered under the Act. The certificate for the Sale Shares delivered shall bear on its face the following restrictive legend:

       "No sale, offer to sell or transfer of the shares represented by this certificate shall be made unless a registration statement under the Securities Act of 1993, as amended, with respect to such shares is then in effect or an exemption from the registration requirements of such Act is then, in fact, applicable to such shares".

2.     LOAN GUARANTEES

       Ronald M. Kaplan has personally guaranteed certain loans as described in Exhibit 2. Buyer hereby agrees to use reasonable efforts to have said guarantees released on or prior to August 31, 1997. If the appropriate lending institutions do not agree to release any or all of the personal guarantees, Buyer hereby agrees to indemnify, and cause MVAK to indemnify, Ronald M. Kaplan in the event of a default on any of the obligations created by the loans.

       2.1 Buyer agrees to indemnify and hold harmless Ronald M. Kaplan and his heirs, executors, representatives and assigns (an "Indemnified Person") from and against any and all claims, demands, actions, causes of action, losses, costs, damages, liabilities and expenses, including, without limitation, reasonable legal fees (hereinafter referred to in the singular as a "claim" and in the plural as "claims") based upon, arising out of or resulting from any default of the certain loans. The indemnification set forth herein shall be in addition to any liability which Buyer may otherwise have to the Indemnified Person.

       2.2 Within five (5) days after receiving written notice of any claim in respect of which an Indemnified Person may seek indemnification under subsection 2.1 above, such Indemnified Person shall submit notice thereof to Ronald M. Kaplan, as the case may be (sometimes referred to as an "Indemnifying Person"). The failure of the Indemnified Person so to notify the Indemnifying Person of any such claim shall not relieve the Indemnifying Person from any liability it may have hereunder except to the extent that (i) such liability was caused or increased by such omission, or (ii) the ability of the Indemnifying Person to reduce such liability was adversely affected by such omission. The Indemnified Person and the Indemnifying Person shall cooperate with, and assist, one another in the defense of any claim and any action, suit or

                                                         AGREEMENT OF SALE
                                                                    Page 5

proceeding arising in connection therewith; provided, however, that the Indemnifying Person shall have the right to investigate and defend any claim as the Indemnified Person shall have the right to employ separate counsel and to participate in the defense of any claim, but the fees and expenses of such counsel shall not be at the expense of the Indemnifying Person. No settlement of any claim for indemnification under this Section 2 shall be made without the consent of the Indemnifying Person.

3.     REPRESENTATIONS OF SELLERS AND ACQUIREE

       Sellers hereby represent and warrant, to the extent of the facts known to Sellers and Acquiree, that, effective this date and the Closing Date, the representations listed below are true and correct.

       3.1 Sellers are the sole owners of four million eight hundred twenty-eight thousand five hundred and seventy-one (4,828,571) of the common shares issued and outstanding Shares of Acquiree and one million nine hundred thirty-one thousand four hundred twenty-nine (1,931,429) of preferred convertible shares issued and outstanding; such Acquiree Shares are free from claims, liens or other encumbrances; and Sellers has the unqualified right to transfer and dispose of such shares. Each Seller makes this representation only with respect to the Acquiree shares owned by the applicable Seller. The Acquiree is the owner of the remaining authorized but unissued sharer.

       3.2 The Sale Shares constitute validly issued shares of Acquiree fully-paid and nonassessable.

       3.3 Annexed hereto as Exhibit 3.3 is the unaudited financial statements dated March 31, 1995 and March 31, 1996 of the Acquiree and the unaudited financial statements for the nine (9) months ended December 31, 1996. The financial statements in Exhibit 3.3 are substantially correct and complete and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis. The financial statements present fairly the financial condition of Acquiree of the respective dates of said balance sheets and the results of operations for the respective periods indicated in said statements of income and retained earnings and, in the case of each such interim statement, is subject to year-end adjustments consistent with past practice.

       3.4 Acquiree has applied for and received from the State of New Jersey a Determination of Non-Applicability. Such letter is attached hereto as Exhibit 3.4.

       3.5 To the best of Sellers' knowledge, there are no actions, suits, proceedings or investigations (whether or not purportedly on behalf of Acquiree) pending or threatened against or affecting Acquiree, at law, or in equity or admiralty, or before or by any federal, state, municipal or other governmental department, commission, board, bureau agency or instrumentality, domestic or foreign, which involve the likelihood of any adverse judgment of liability, not fully covered by insurance, in excess of five thousand dollars ($5,000.00) in any one case or ten thousand dollars ($10,000.00) in the aggregate, or which may result in any material adverse change aside from the monetary adverse judgment or liability) in the business, operations, properties or assets or in the condition, financial or otherwise, of Acquiree, except

                                                         AGREEMENT OF SALE
                                                                    Page 6

in each as listed and described in Exhibit 3.5 annexed hereto. To the best of Sellers' knowledge, Acquiree is not in default with respect to any order, writ, injunction or decree of any court or federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign.

       3.6 Acquiree has, to its best knowledge, complied in all material respects with all laws, regulations and judicial or administrative tribunal orders applicable to its business of which it is aware except as described in Exhibit 3.6.

       3.7 All federal, state and local tax returns required to be filed by Acquiree have been duly filed. Federal income tax returns of Acquiree have been submitted to the Internal Revenue Service ("IRS") for all past fiscal years through the calendar year ended in 1996. All deficiencies by any taxing authority have either been paid or settled or are included in the amounts for accrued taxes shown on the respective balance sheet (part of Exhibit 3.3 annexed hereto). Acquiree has satisfied the obligation underlying the tax lien which has been filed by the IRS. A copy of the Release of Lien is attached hereto as Exhibit 3.7.

       3.8 Acquiree and Seller agree that any and all tax deficiencies disclosed on the balance sheet will be paid in the normal course of business.

       3.9 Since the date of the balance sheet, there has not occurred:

             a. any material and adverse change in the financial condition or operations of Acquiree;

             b. any damage, destruction or loss to or of any of the material assets or properties owned or leased by Acquiree;

             c. the creation or attachment of any lien against any of the currently issued and distributed common stock of Acquiree
(each Seller makes this representation only with respect to the Acquiree shares owned by the applicable Seller);

             d. any waiver, release, discharge, transfer or cancellation by Acquiree of any rights or claims of material value;

             e. any issuance by Acquiree of any securities or any merger or consolidation of Acquiree with any other person or any acquisition by Acquiree of the business of any other person;

             f. any incurrence, assumption or guarantee by Acquiree of any indebtedness or liability other than in the ordinary course of business;

             g. any declaration, setting aside or payment by Acquiree of any dividends on, or any other distribution with respect to, any capital stock of Acquiree or any repurchase, redemption or other acquisition of any capital stock of Acquiree;

                                                         AGREEMENT OF SALE
                                                                    Page 7


             h. (i) any payment of any bonus, profit sharing, pension or similar payment or arrangement or special compensation to any employee of Acquiree, except in the ordinary course of the business of Acquiree, (ii) any increase in the compensation payable or to become payable to any employee of Acquiree; or

       3.10 Except as set forth in the documents listed or referred to in Exhibits hereto, the execution and carrying out of this Agreement will not conflict with, or result in any breach of any of the terms, or create a charge or encumbrance upon any of the properties or assets, or outstanding stock of Acquiree pursuant to any corporate charter, bylaw, indenture, mortgage or lease to which Acquiree or any of its stockholders is a party or by which it is bound. Each Seller makes this representation only with respect to the Acquiree shares owned by the applicable Seller and such facts which pertain to the applicable Seller. The execution and carrying out of this Agreement will not violate any provision of law.

       3.11 To the best knowledge of the Sellers and Acquiree, none of the written information and documents which have been or will be furnished by Acquiree or by any representatives of Acquiree to Buyer or any of the representatives of Buyer in connection with the transaction contemplated by this Agreement contains or will contain, as the case may be, any untrue statement of a material fact, or omits or will omit to state a material fact necessary in order to make the statements therein not misleading in light of the circumstances in which made. To the knowledge of Acquiree, Acquiree has disclosed to Buyer as the purchaser of the Sale Shares all material information relating to Acquiree and its activities as currently conducted.

       3.12 The representations and warranties made hereinabove in this Section 3 will be correct in all material respects on and as of the Closing Date with the same force and effect as though such representations and warranties had been made on the Closing Date.

       3.13 The Acquiree is authorized to issue ten million (10,000,000) shares of common stock, $-0- par value, of which four million eight hundred twenty-eight thousand five hundred seventy-one (4,828,571) shares are issued and outstanding and five million (5,000,000) shares of preferred convertible of $-0- par value of which one million nine hundred thirty-one thousand four hundred twenty-nine (1,931,429) are issued and outstanding. Acquiree has two classes of capital stock duly authorized, validly issued and are fully paid and nonassessable with no personal liability attaching to the ownership thereof. There are not outstanding convertible securities, warrants, options or commitments of any nature which may cause authorized but unissued shares to be issued to any person.

       3.14 Organization of Acquiree. Acquiree is a corporation duly organized, validly existing and in good standing under the laws of the State of New Jersey, with all requisite power and authority to own its properties and to carry on its business as now conducted.

       3.15 Officers and Directors. The present officers and directors of Acquiree are as follows:

     Officers:    President         Ronald M. Kaplan
                  Vice President    Frank J. Giacona
                  Vice President    Alan S. Kaplan
                  Secretary         Michelle A. Metropolis

                                                         AGREEMENT OF SALE
                                                                    Page 8

     Directors:   Ronald M. Kaplan
                  Frank J. Giacona
                  Alan S. Kaplan
                  John E. Fox, Edelson Technology Partners
                  Harry Edelson, Edelson Technology Partners

       3.16 Other Agreements. Acquiree is a party to no material agreement (written or verbal) except (i) as disclosed in this Agreement, (ii) orders of merchandise in normal quantities for use in Acquiree's business, (iii) Buyer shall cause Acquiree to pay those legal expenses incurred on behalf of Frank J. Giacona, individually, and MVAK in conjunction with the negotiation and execution of the Employment Agreement and this Agreement specifically, and (iv) as set forth in attached Exhibit 3.16.

       3.17 Insurance Policies. Acquiree has delivered to Buyer true, correct and complete copies of all policies of fire, liability and other forms of insurance now in force with respect to Acquiree and its assets, as listed in Exhibit 3.17. All premiums shall have been paid in the ordinary course of business and all such policies are in effect and will remain in effect through the Closing Date.

       3.18 Relationship with Competitors. Seller does not own or have a material beneficial interest and has not owned or had a beneficial interest within the past three (3) years, directly or indirectly, in any corporation, firm, association, partnership or proprietorship that (i) is similar to or a competitor of Acquiree,
(ii) is a customer or supplier of Acquiree, or (iii) has any existing contractual relationship with Acquiree.

       3.19 Employees. Exhibit 3.19 lists all employees of Acquiree and states the current rate of compensation payable to each.
Acquiree is not a party to any union contract, pension or profit-sharing plan or any other agreement providing employee benefits except health insurance plans as listed.

       3.20 Licenses. No license or permit is required to operate Acquiree's business.

       3.21 Warranty. Acquiree represents and warrants to the best of its knowledge that, as of the Closing Date, there are no pending or outstanding material warranty claims associated with the sale of products.

4.     REPRESENTATIONS BY BUYER

Buyer warrants and represents, to the extent of the facts known to Buyer, that, effective this date and the Closing Date, the representations listed below are true and correct.

       4.1 Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of Missouri.

       4.2 The Board of Directors of Buyer have duly approved this Agreement.

                                                         AGREEMENT OF SALE
                                                                    Page 9


       4.3 The Buyer's restricted common shares deliverable pursuant to this Agreement shall be validly issued and outstanding, fully paid and nonassessable.

       4.4 The authorized capital stock of Buyer consists of twenty million (20,000,000) shares of Common Stock, $.001 par value, five million seven hundred ninety-nine thousand four hundred sixty-nine (5,799,469) of which have been validly issued and are outstanding and five million three hundred ninety-one thousand three hundred thirty-eight (5,391,338) of those are freely tradable without restriction or further registration under the Securities Act of 1933 and listed on the NASDAQ National Market System.

       4.5 Annexed hereto as Exhibit 4.5 is the unaudited financial statements dated September 30, 1996. The financial statements in
Exhibit 4.5 are substantially correct and complete and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis. The financial statements present fairly the financial condition of Buyer as of the respective dates of said balance sheets and the results of operations for the respective periods indicated in said statements of income and retained earnings and, in the case of each such interim statement, is subject to year-end adjustments consistent with past practice.

       4.6 To the best of Buyer's knowledge, there are no actions, suits, proceedings or investigations (whether or not purportedly on behalf of Buyer) pending or threatened against or affecting Buyer at law or in equity or admiralty or before or by any federal, state, municipal or other governmental department, commission, board, bureau agency or instrumentality, domestic or foreign, which involve the likelihood of any adverse judgment of liability, not fully covered by insurance, in excess of five thousand dollars ($5,000.00) in any one case or ten thousand dollars ($10,000.00) in the aggregate, or which may result in any material adverse change aside from the monetary adverse judgment or liability, in the business, operations, properties or assets or in the condition, financial or otherwise, of Buyer, except in each as listed and described in Exhibit 4.6 annexed hereto. To the best of Buyer's knowledge, Buyer is not in default with respect to any order, writ, injunction or decree of any court or federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign.

       4.7 Buyer has complied in all material respects with all laws, regulations and judicial or administrative tribunal orders applicable to its business of which it is aware.

       4.8 All federal, state and local tax returns required to be filed by Buyer have been duly filed. Federal income tax returns of Buyer have been submitted to the IRS for all past fiscal years through the fiscal year ended in 1995. All deficiencies proposed by any taxing authority have either been paid or settled or are included in the amounts for accrued taxes shown on the respective balance (part of Exhibit 4.5 annexed hereto).

       4.9 Since the date of the balance sheet, there has not occurred:

             a. any material and adverse change in the financial condition or operations of Buyer;

                                                         AGREEMENT OF SALE
                                                                   Page 10

             b. any damage, destruction or loss to or of any of the material assets or properties owned or leased by Buyer;

             c. the creation or attachment of any lien against any of the currently issued and distributed common stock of Buyer;

             d. any waiver, release, discharge, transfer or cancellation by Buyer of any rights or claims of material value;

             e. any issuance by Buyer of any securities or any merger or consolidation of Buyer with any other person or any acquisition by Buyer of the business of any other person;

             f. any incurrence, assumption or guarantee by Buyer of any indebtedness or liability other than in the ordinary course of business;

             g. any declaration, setting aside or payment by Buyer of any dividends on, or any other distribution with respect to, any capital stock of Buyer or any repurchase, redemption or other acquisition of any capital stock of Buyer;

             h. (i) any payment of any bonus, profit sharing, pension or similar payment or arrangement or special compensation to any employee of Buyer, except in the ordinary course of the administration of Buyer, (ii) any increase in the compensation payable or to become payable to any employee of Buyer; or

       4.10 Except as set forth in the documents listed or referred to in Exhibits hereto, the execution and carrying out of this Agreement will not conflict with, or result in any breach of any of the terms, or create a charge or encumbrance upon any of the properties or assets, or outstanding stock of Buyer pursuant to any corporate charter, bylaw, indenture, mortgage or lease to which Buyer or any of its stockholders is a party or by which it is bound. The execution and carrying out of this Agreement will not violate any provision of law.

       4.11 None of the written information and documents which have been or will be furnished by Buyer or any representatives of Buyer to Sellers or any of the representatives of Buyer in connection with the transactions contemplated by this Agreement contains or will contain, as the case may be, any untrue statement of a material fact, or omits or will omit to state a material fact necessary in order to make the statements therein not misleading in light of the circumstances in which made. To the knowledge of Buyer, Buyer has disclosed to Sellers as the purchaser of the common stock of Buyer all material information relating to Buyer and its activities as currently conducted.

       4.12 The representations and warranties made hereinabove in this Section 4 will be correct in all material respects on and as of the Closing Date with the same force and effect as though such representations and warranties had been made on the Closing Date.

       4.13 Buyer is fully aware of the condition and prospects, financial and otherwise, of the Acquiree, having been supplied with such financial and other data relating to the Acquiree

                                                         AGREEMENT OF SALE
                                                                   Page 11

as Buyer considered necessary and advisable to enable it to form a decision concerning the purchase herein provided.

       4.14 Buyer is fully aware that the Sale Shares, when delivered, will not have been registered under the Act; that accordingly no sale, offer to sell or transfer of the Sale Shares shall be made unless a registration statement under the Act with respect to the Sale Shares is then in effect or an exemption from the registration requirements of the Act is then, in fact, applicable to the Sale Shares or, in the opinion of Acquiree's counsel, registration is not required.

       4.15 Buyer has been fully advised by the Sellers that the Sellers will sell the Sale Shares to Buyer without registration under the Act on the basis of the statutory exemption in Section 4(2) of the Act relating to transactions not involving a public offering and that Sellers' reliance upon the statutory exemption is based in large part upon Buyer's representations made in this Agreement.

       4.16 Buyer is acquiring the Sale Shares for investment for its own account and not with a view to resell or otherwise distribute the Sale Shares. In making the foregoing representations, Buyer understand that, in the view of the Securities and Exchange Commission, the statutory exemption under Section 4(2) would not be available if, notwithstanding Buyer's representations, it had in mind merely acquiring the Sale Shares for resale upon the occurrence or nonoccurrence of some predetermined event.

       4.17 Buyer has the full right, power and authority to purchase the Sale Shares in accordance with the terms of this Agreement and otherwise to consummate and close the transaction provided for in this Agreement in the manner and upon the terms herein specified.

       4.18 Buyer is acquiring the Sale Shares for the purpose of controlling Acquiree.

       4.19 Buyer represents that copies of all documents filed with the Securities and Exchange Commission for the past one (1) year period have been provided to Sellers and that all representations contained therein remain true and complete.

5. SURVIVAL OF REPRESENTATIONS AND WARRANTIES INDEMNIFICATION/OPPORTUNITY TO DEFEND

       5.1 The parties shall be entitled to rely upon the representations and warranties set forth in this Agreement and the obligations of the parties with respect thereto shall survive the Closing whether or not either party relied on the representations and warranties or will have knowledge, acquired after the date hereof, from its own investigation or otherwise of any fact at variance with or any breach of any such representation or warranty.

             a. The Sellers will indemnify and hold harmless the Buyer against and in respect of any damages (including, without limitation, reasonable attorney's fees) sustained by the Buyer based upon, arising out of or resulting from a breach of the representations and warranties in paragraph 3 of this Agreement.

                                                         AGREEMENT OF SALE
                                                                   Page 12

             b. The Buyer shall indemnify and hold harmless the Sellers against and in respect of any damages (including, without limitation, reasonable attorney's fees) sustained by the Sellers based upon, arising out of or resulting from a breach of the representations and warranties in paragraph 4 of this Agreement.

6.     CLOSING DATE

       The Closing Date herein referred to shall be upon such date as the parties hereto may mutually agree upon with all transactions being deemed effective as of January 31, 1997. At the Closing, Buyer will be provided with and accept delivery of the Sale Shares, and in connection therewith, and will make payment of all sums due to Seller. Certain closing documents may be delivered subsequent to the Closing Date upon the mutual agreement of the parties hereto.

7.     CONDITIONS PRECEDENT TO THE OBLIGATIONS OF SELLERS

       All obligations of the Sellers under this Agreement are subject to the fulfillment, prior to or as of the Closing Date, of each of the following conditions:

       7.1 The representations and warranties by Buyer contained in this Agreement or in any certificate or document delivered to Seller pursuant to the provisions hereof shall be true in all material respects at and as of the time of Closing as though such representations and warranties were made at and as of such time.

       7.2 Buyer shall have performed and complied with all covenants, agreements and conditions required by this Agreement to be performed or complied with by him prior to or at the Closing including the payment of the Price in accordance with the terms hereof.

       7.3 Sellers shall have obtained the resignations of all present officers and directors of, and shall appoint such new officers and directors, of Acquiree as Buyer shall direct, subject, however, to the requirement that the resignations of such present officers and directors shall take effect, and such new officers and directors shall take office, only at such time following the Closing, as such taking of office shall be lawful and proper following compliance by Acquiree of all requirements therefor under the Securities Exchange Act of 1934.

       7.4 All instruments and documents delivered to Sellers pursuant to the provisions hereof shall be reasonably satisfactory to legal counsel for Sellers.

8.     CONDITIONS PRECEDENT TO THE OBLIGATIONS OF BUYER

       All obligations of Buyer under this Agreement are subject to the fulfillment, prior to the, or at the Closing on, the Closing
Date, of each of the following conditions:

       8.1 A financial review of Acquiree's books and records to confirm that two (2) years of audited financials can be obtained.

                                                         AGREEMENT OF SALE
                                                                   Page 13

       8.2 The representations and warranties by Sellers contained in this Agreement or in any certificate or document delivered to Buyer pursuant to the provisions hereof shall be true at and as of the time of Closing as though such representations and warranties were made at and as of such time.

       8.3 Acquiree and Sellers shall have performed and complied with all other covenants, agreement and conditions required by this Agreement to be performed or complied with by them prior to or at the Closing.

9.     DOCUMENTS AT CLOSING

       At the Closing, the following transactions shall occur, all of such transactions being deemed to occur simultaneously:

       9.1 Sellers and Acquiree, as the case may be, will deliver, or cause to be delivered, to Buyer the following:

             a. stock certificates for the Sale Shares, duly endorsed in blank with appropriate signature guarantees;

             b. all records of Acquiree, including, without limitation, such books and records, charter documents, certificates of good standing from each state in which Acquiree is currently operating, as may reasonably be available to Sellers and requested by Buyer;

             c. certified copies of resolutions by Sellers' and Acquiree's boards of directors of executive committees thereof, thereunto duly authorized, authorizing this transaction;

             d. resignations of the present officers and directors of Acquiree to take effect;

             e. current financial statements prepared by Acquiree as of December 31, 1996, in addition to those provided by Exhibit 3.3 of Acquiree showing no assets or debts of any substance not otherwise disclosed, except for such sums as may be owed to Acquiree's transfer agent and certain nominal state taxes;

             f. such other instruments, documents and certificates, if any, as are required to be delivered pursuant to the provisions of this Agreement or which may be reasonably requested in furtherance of the provisions of this Agreement.

             g. an opinion of counsel, to Buyer, as to the matters set forth in sections 4.1, 4.2, 4.3 and 4.4 of this Agreement.

       9.2 Buyer will deliver or cause to be delivered to Seller such other instruments and documents as are required to be delivered pursuant to the provisions of this Agreement or which may be reasonably requested in furtherance of the provisions of this Agreement.

10.    MISCELLANEOUS

                                                         AGREEMENT OF SALE
                                                                   Page 14

       10.1 The negotiation and execution of an Employment Agreements with Debra S. Bogart and Frank J. Giacona on terms and conditions agreeable to the parties thereto providing for a base salary, benefits and mutually agreed incentive compensation based on performance measures. Said Employment Agreements are attached as
Exhibit 10.1.

       10.2 The negotiation and execution of a Consulting Agreement with Ronald M. Kaplan on terms and conditions agreeable to the parties thereto providing for a base salary, benefits and mutually agreed incentive compensation based on performance measures. Said Consulting Agreement is attached as Exhibit 10.2.

       10.3 Unless otherwise expressly provided herein, the respective representations of Sellers and Buyer contained herein or in any certificates delivered prior to or at Closing shall survive for a period of twelve (12) months from the Closing Date.

       10.4 Broker's Accomplishment Fee. Buyer shall be solely responsible for the payment in shares of ACT with a value of ninety-three thousand dollars ($93,000.00) as accomplishment fees due Maple Business Consultants, Inc. The parties represent that they have not dealt with any broker other than Maple Business Consultants, Inc. and shall indemnify and hold the other party harmless in the event of a breach of the foregoing representation. Such representation shall survive the Closing and, further, shall not be subject to the time limitation set forth in Section 10.3 hereinabove.

       10.5 Further Assurances. At any time, and from time to time, after the effective date, each party will execute such additional instruments and take such action as may be reasonably requested by the other party to confirm or perfect title to any property transferred hereunder or otherwise to carry out the intent and purposes of this Agreement.

       10.6 Waiver. Any failure on the part of any party hereto to comply with any of its obligations, agreements or conditions hereunder may be waived only in writing by the party to whom such compliance is owed.

       10.7 Arbitration. Any and all disputes and differences between or among the parties with respect to the construction or performance of the terms of this Agreement which cannot be resolved amicably shall be resolved by arbitration before the American Arbitration Association in accordance with its rule then obtaining sitting in New Jersey.

       10.8 Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been given if delivered in person or if sent by prepaid first class registered or certified mail, return receipt requested, fax or recognized courier then upon receipt thereof to the following addresses:

             To Sellers:      Ronald M. Kaplan
                              104 Fairway Avenue
                              Verona, NJ 07044

                              Frank J. Giacona
                              6904 Windstream Terrace

                                                         AGREEMENT OF SALE
                                                                   Page 15

                              Orlando, FL 32818

                              Alan S. Kaplan
                              178 Boulevard
                              Mountain Lake, NJ 07046

                              John E. Fox
                              Edelson Technology Partners
                              Whiteweld Centre
                              300 Tice Boulevard
                              Woodcliff Lake, NJ  07675

             with copies to:  Stephen Urbinato, Esquire
                              200 Executive Drive
                              Suite 200
                              West Orange, NJ 07052
                              (Counsel to Acquiree)

             To Acquiree:     MVAK Technologies, Inc.
                              299-A Ridgedale Avenue
                              East Hanover, NJ  07936

             To Buyer:        Applied Cellular Technology, Inc.
                              Nixa Professional Center
                              Highway 160 & CC, Suite 3
                              Nixa, MO  65714

             with copies to:  Merra, Kanakis, Creme & Mellor, P.C.
                              60 Main Street
                              Nashua, NH  03060

       10.8 Headings. The section and subsection headings in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

        10.9 Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

        10.10 Governing Law. This Agreement shall be governed by the laws of the State of New Jersey.

        10.11 Binding Effect. This Agreement shall be binding upon the parties hereto and inure to the benefit of the parties, their respective heirs, administrators, executors, successors and assigns.

                                                         AGREEMENT OF SALE
                                                                   Page 16


        10.12 Entire Agreement. This Agreement is the entire agreement of the parties covering everything agreed upon or understood in the transaction. There are no oral promises, conditions, representations, understandings, interpretations or terms of any kind as conditions or inducements to the execution hereof.

       10.13 Severability. If any part of this Agreement is deemed to be unenforceable the balance of this Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties have executed this Agreement the day and year first above written.
                      SELLERS:


                      ------------------------------------
                      Ronald M. Kaplan


                      ------------------------------------
                      Frank J. Giacona


                      ------------------------------------
                      Alan S. Kaplan


                      Edelson Technology Partners


                      By:---------------------------------
                         Its duly authorized -------------

                      ACQUIREE:

                      MVAK Technologies, Inc.


                      By:---------------------------------
                          Its duly authorized ------------

                      BUYER:

                      Applied Cellular Technology, Inc.


                      By:---------------------------------
                          Its duly authorized ------------

                               EXHIBIT 2

                             Loan Guarantees


                                 Attached

                                                          Thomas J. Powell

                                                          Vice President
                       Fleet

                                                          Fleet Bank

                                                          10 Exchange Place
                                                          Jersey City, NJ 07302
                                                          201-547-2624
                                                          Fax 201-547-2620



February 6, 1997


Mr. Ronald Kaplan
MVAK Technologies
299-4 Ridgedale Avenue
East Hanover, NJ 07936


RE:   Loan #0112301


Dear Ron:

Pursuant to your request, the following represents the balance due on your company's above referenced loan.

                      Principal Balance            $22,914.89
                      Interest through 2/14/97          58.90
                                                   ----------
                      Total                        $22,973.79
                      Per Diem   $5.89


If anything further is needed contact me at your convenience.

Very truly yours,


/s/  Thomas J. Powell


Thomas J. Powell
Vice President

                                 [LOGO]  PENN FEDERAL
                                         SAVINGS BANK

     522 Eagle Rock Avenue, West Orange, New Jersey 07052-2989 (201) 669-7366


                                LOAN PAYOFF QUOTE


February 6, 1997                  CORRECTED COPY

Ronald and Sandra Kaplan
106 Fairway Avenue
Verone, NJ 07044

REF LOAN #11451808988            MORTGAGOR: KAPLAN
                                 PROPERTY ADDRESS:

Below please find the payoff quote for payment in full of the above loan:

    PRINCIPAL BALANCE AS OF LAST PAYMENT             $  153,222.25
    ACCRUED INTEREST THROUGH 02/10/97                     1,430.42
    FAX FEE                                                  10.00

    TOTAL AMOUNT REQUIRED                            $  154,662.67

---------------------------------------------------------------------------------------
      Add $47.65 per day for the                     $ --------- added per diem
      number of days between 02/10/97
      through the day funds are
      received by Penn Federal.
                                                     $ --------- Total amount


                               FOR REMITTER USE ONLY
---------------------------------------------------------------------------------------

This quote expires 30 days from issued date. All updated requests must be in writing at least 48 hrs. in advance.

Currently the account was due for 1/20/97. The last payment received was 1/16/97. If Penn Federal is to receive payment after the 16TH of the month and that month's payment was not made, please add a late charge of $27.00 to the total payoff amount.

PLEASE DO NOT ADVISE YOUR CLIENT OF AN ESCROW REFUND. ANY POSITIVE BALANCE IS AUTOMATICALLY DEDUCTED FROM THE PRINCIPAL BALANCE.

NOTE: The above balance is subject to change for advances, uncollected items
-----
and re-audit of account to date of repayment.

Please read carefully and follow the important information and payoff
---------------------------------------------------------------------
instructions which are attached hereto.
---------------------------------------

Sincerely,


Ana Moura
Mortgage Payoff Dept.



                                  Organized 1941

                                      FDIC
                                     INSURED

                                    EXHIBIT 3.3

                               Financial Statements

                                     Acquiree


                                     Attached

                                          MVAK TECHNOLOGIES, INC.                                                 Page 1
                                               Balance Sheet

                                                   FINAL

                                             December 31, 1996

ASSETS:
  Current Assets:
    CASH                                           $15,978.75
    CASH ON HAND                                       950.00
    ACCOUNTS RECEIVABLE                            396,793.79
    EMPLOYEE RECEIVABLES                             1,566.53
    OTHER RECEIVABLES                               18,649.67
    INVENTORY-PARTS                                258,849.76
    INVENTORY FLUIDS                                14,187.29
    INVENTORY SUPPLIES                              12,879.15
    INVENTORY-DRY PUMPS                             17,848.67
    WORK IN PROCESS                                245,245.75
    PREPAID INSURANCE                                8,981.50
    OTHER PREPAID EXPENSES                           2,858.86
    DEPOSITS                                        18,412.18
                                                -------------
    TOTAL Current Assets                                               $1,013,201.90

Fixed Assets:
    LEASEHOLD IMPROVEMENTS                           7,986.05
    MACHINERY & EQUIPMENT                          144,279.62
    FURNITURE & FIXTURES                            25,451.95
    VEHICLES                                        66,789.69
    COMPUTERS                                       25,049.53
    ACCUMULATED DEPRECIATION                      (193,408.37)
                                                -------------

    TOTAL Fixed Assets                                                     76,148.47
                                                                     ---------------
      TOTAL ASSETS                                                     $1,089,350.37
                                                                     ===============

LIABILITIES:
  Current Liabilities:
    ACCOUNTS PAYABLE                              $337,002.78
    SALES TAX PAYABLE                                  489.77
    SALARIES PAYABLE                                13,953.68
    TAXES PAYABLE                                    4,434.03
    SHORT TERM DEBT                                 34,762.39
    S/T LOAN PAYABLE-FLEET BANK                     12,500.04
                                                -------------
    TOTAL Current Liabilities                                            $403,142.69

  Long-Term Liabilities:
    LONG TERM DEBT
    L/T LOAN-ASSOC COM (TRUCK)                     151,480.86
                                                    10,676.34
                                                -------------
    TOTAL Long-Term Liabilities                                           162,157.20

  Other Liabilities:
    DUE (TO)/FROM NEW JERSEY                        77,759.69
    DUE (TO)/FROM FLORIDA                           (7,891.42)
    DUE (TO)/FROM MASS                             121,147.16
    DUE To\(FROM) CORP.                           (191,015.43)
                                                -------------



                                          MVAK TECHNOLOGIES, INC.                                                 Page 2
                                               Balance Sheet

                                                   FINAL

                                             December 31, 1996

    TOTAL Other Liabilities                                                     0.00
                                                                     ---------------
      TOTAL LIABILITIES                                                   565,299.89

CAPITAL:
    COMMON STOCK                                     7,000.00
    PREFERRED STOCK                                800,000.00
    CONTRIBUTIONS                                  250,922.33
    RETAINED EARNINGS                             (586,705.22)
    Year-to-Date Earnings                           52,833.37
                                                -------------
    TOTAL CAPITAL                                                         524,050.48
                                                                     ---------------

      TOTAL LIABILITIES & CAPITAL                                      $1,089,350.37
                                                                     ===============

                                          MVAK TECHNOLOGIES, INC.                                                 Page 1
                                             Income Statement

                                                   FINAL
                                                             9 Months Ended
                                                            December 31, 1996
                                                      =================  ===%===
Income
    SALES EQUIPMENT REBUILDS                         $1,453,898.00          64.0%
    SALES FLUIDS                                        164,246.58           7.2%
    HAZARDOUS WASTE REMOVAL FEE                             813.00           0.0%
    SALES NEW EQUIPMENT                                 185,321.20           8.2%
    SALES USED EQUIPMENT                                314,338.00          13.8%
    SALES PARTS                                          92,467.20           4.1%
    SALES RECLAIM                                        13,135.62           0.6%
    SALES FIELD SERVICE                                  26,769.70           1.2%
    SALES VALVES/FILTERS                                 22,056.59           1.0%
    SALES RENTALS                                         3,453.00           0.2%
    FREIGHT COLLECTED                                    12,739.04           0.6%
                                                      ------------
TOTAL Income                                          2,289,237.93         100.8%
                                                      ------------

Adjustments
    SALES ADJUSTMENTS                                    (1,905.16)         -0.1%
    SALES DISCOUNTS                                     (15,232.34)         -0.7%
                                                      ------------
TOTAL Adjustments                                       (17,137.50)         -0.8%
                                                      ------------
NET INCOME                                            2,272,100.43         100.0%
                                                      ------------


Cost of Goods Sold
    PARTS REBUILD PURCHASES                             467,892.28          20.6%
    PARTS REBUILD PURCHASES-I/C'S                        (8,082.41)         -0.4%
    FLUID PURCHASES                                      95,284.08           4.2%
    RECLAIM PURCHASES                                       424.50           0.0%
    PARTS RESALE PURCHASES                               63,078.13           2.8%
    NEW EQUIPMENT RES. PURCHASES                        148,001.11           6.5%
    USED EQUIPMENT RESALE                               134,761.76           5.9%
    FIELD SERVICE EXPENSE                                 2,026.06           0.1%
    FOMBLIN RECLAIM EXPENSES                              1,353.07           0.1%
    VALVE/FILTER PURCHASES                               13,079.35           0.6%
    INVENTORY INCR/DECR                                 (27,983.24)         -1.2%
    WORK IN PROCESS INCR/DECR                             2,812.44           0.1%
    SHOP REPAIR & MAINTENANCE                               162.30           0.0%
    RENTAL EQUIPMENT EXPENSE                                302.47           0.0%
    TRUCK EXPENSE                                        26,532.85           1.2%
    SHOP MILEAGE                                            438.23           0.0%
    SHOP PAYROLL                                        333,810.65          14.7%
    SHOP PAYROLL TAXES                                   34,832.68           1.5%
    SHOP EMPLOYEE BENEFITS                               16,706.62           0.7%
    SHOP WORKMEN'S COMP INSURANCE                         9,034.21           0.4%
    SHOP SUPPLIES                                        37,207.08           1.6%
    SHOP TOOLS                                            3,504.51           0.2%
    SHOP OTHER EXPENSES                                   9,263.45           0.4%
    SHOP WASTE DISPOSAL                                   6,539.39           0.3%
    FREIGHT EXPENSE CORP                                 58,775.37           2.6%
    PURCHASES DISCOUNTS                                  (4,718.04)         -0.2%
                                                      ------------




                                          MVAK TECHNOLOGIES, INC.                                                 Page 2
                                             Income Statement

                                                   FINAL
                                                             9 Months Ended
                                                            December 31, 1996
                                                      =================  ===%===
TOTAL Cost of Goods Sold                              1,425,038.90          62.7%
                                                      ------------
GROSS PROFIT                                            847,061.53          37.3%
                                                      ------------

Expenses

    SELLING EXPENSES
      SALES PAYROLL                                     105,116.20           4.6%
      SALES COMMISSIONS                                  27,333.33           1.2%
      SALES P/R TAXES                                    12,621.06           0.6%
      SALES EMPLOYEE BENEFITS                             7,705.44           0.3%
      SALES WORKER'S COMP INSURANCE                         884.98           0.0%
      SALES TRADE SHOW EXPENSE                            8,416.88           0.4%
      SALES ADVERTISING                                   6,114.06           0.3%
      SALES AUTO                                             25.00           0.0%
      SALES MILEAGE                                       1,666.82           0.1%
      SALES TRAVEL                                          673.39           0.0%
      SALES MEALS & ENTERTAINMENT                           100.25           0.0%
      SALES OTHER EXPENSES                                3,228.13           0.1%
                                                      ------------
    TOTAL SELLING EXPENSES                              173,885.54           7.7%
                                                      ------------


    GENERAL & ADMINISTRATIVE
      OFFICE PAYROLL                                    212,439.56           9.3%
      OFFICE PAYROLL TAXES                               17,751.90           0.8%
      OFFICE EMPLOYEE BENEFITS                           28,951.40           1.3%
      OFFICE WORKER'S COMP INSUR                          1,163.54           0.1%
      CORPORATE EXP.                                     77,200.00           3.4%
      RENT                                               79,382.82           3.5%
      UTILITIES                                          28,131.64           1.2%
      TRASH DISPOSAL                                      2,746.58           0.1%
      REPAIRS & MAINTENANCE                               7,773.27           0.3%
      OFFICE EXPENSES                                     8,246.70           0.4%
      OFFICE AUTO                                        14,491.34           0.6%
      OFFICE MILEAGE                                        405.50           0.0%
      OFFICE TRAVEL                                       1,868.26           0.1%
      OFFICE MEALS & ENTERTAINMENT                          978.15           0.0%
      DUES & SUBSCRIPTIONS                                  135.75           0.0%
      COMPUTER EXPENSE                                    2,393.58           0.1%
      POSTAGE EXPENSE                                     3,021.29           0.1%
      TELEPHONE EXPENSE                                  23,517.01           1.0%
      INSURANCE SMP                                       5,951.59           0.3%
      INSURANCE VEHICLE                                   6,781.14           0.3%
      INSURANCE OTHER                                     2,548.64           0.1%
      PROFESSIONAL FEES                                     995.00           0.0%
      LEGAL EXPENSE                                       2,500.00           0.1%
      ACCOUNTING EXPENSE                                  1,125.00           0.0%
      PROPERTY TAXES                                      1,067.60           0.0%
      BAD DEBT                                               21.98           0.0%
      BANK CHARGES                                        2,830.37           0.1%
      OFFICE OTHER EXPENSES                               4,177.58           0.2%
      RESEARCH AND DEVELOPMENT                            5,320.49           0.2%



                                          MVAK TECHNOLOGIES, INC.                                                 Page 3
                                             Income Statement

                                                   FINAL
                                                             9 Months Ended
                                                            December 31, 1996
                                                      =================  ===%===
      SALES TAX DISCOUNTS                                  (213.36)         -0.0%
      INTEREST EXPENSE                                   34,717.64           1.5%
      DEPRECIATION EXPENSE                               22,509.34           1.0%
      STATE\FED. REPORT FEES                                150.00           0.0%
      FEDERAL TAX PENALTY                                42,415.76           1.9%
      STATE TAX PENALTY                                   1,211.15           0.1%
                                                      ------------
    TOTAL GENERAL & ADMINISTRATIVE                      644,708.21          28.4%
                                                      ------------
TOTAL Expenses                                          818,593.75          36.0%
                                                      ------------
OPERATING PROFIT                                         28,467.78           1.3%
                                                      ------------

Other Income & Expenses
      MISCELLANEOUS INCOME/EXPENSE                       25,396.59           1.1%
      STATE CORPORATE TAXES                              (1,031.00)         -0.0%
                                                      ------------
TOTAL Other Income & Expenses                            24,365.59           1.1%
                                                      ------------
PROFIT BEFORE TAXES                                      52,833.37           2.3%
                                                      ------------

NET PROFIT                                              $52,833.37           2.3%
                                                      ============


                                          MVAK TECHNOLOGIES, INC.                                                 Page 1
                                               Balance Sheet

                                                   FINAL

                                                March 31, 1996

ASSETS:
  Current Assets:
    CASH                                              $923.57
    CASH ON HAND                                       900.00
    ACCOUNTS RECEIVABLE                            371,892.40
    EMPLOYEE RECEIVABLES                             1,818.24
    INVENTORY-PARTS                                266,146.00
    INVENTORY FLUIDS                                10,954.69
    INVENTORY SUPPLIES                              10,683.31
    WORK IN PROCESS                                219,581.26
    PREPAID INSURANCE                                4,103.65
    OTHER PREPAID EXPENSES                           1,070.73
    DEPOSITS                                        17,214.18
                                                -------------
    TOTAL Current Assets                                               $905,288.03

Fixed Assets:
    LEASEHOLD IMPROVEMENTS                           7,986.05
    MACHINERY & EQUIPMENT                          143,729.04
    FURNITURE & FIXTURES                            25,276.97
    VEHICLES                                        62,865.29
    COMPUTERS                                       21,039.38
    ACCUMULATED DEPRECIATION                      (212,238.86)
                                                -------------

    TOTAL Fixed Assets                                                   48,657.87
                                                                     -------------
      TOTAL ASSETS                                                     $953,945.90
                                                                     =============

LIABILITIES:
  Current Liabilities:
    ACCOUNTS PAYABLE                              $249,365.08
    ACCRUED EXPENSES                                 2,892.88
    SALES TAX PAYABLE                                3,588.69
    SALARIES PAYABLE                                19,153.68
    TAXES PAYABLE                                   12,485.16
    SHORT TERM DEBT                                406,614.64
    S/T LOAN PAYABLE-FLEET BANK                     12,500.04
                                                -------------
    TOTAL Current Liabilities                                          $706,600.17

  Long-Term Liabilities:
    LONG TERM DEBT                                  27,050.95
                                                -------------
    TOTAL Long-Term Liabilities                                          27,050.95

  Other Liabilities:
    DUE (TO)/FROM NEW JERSEY                       461,964.82
    DUE (TO)/FROM FLORIDA                         (170,598.67)
    DUE (TO)/FROM MASS                             465,777.27
    DUE To\(FROM) CORP.                           (757,143.42)
                                                -------------
    TOTAL Other Liabilities                                                   0.00
                                                                     -------------




                                          MVAK TECHNOLOGIES, INC.                                                 Page 2
                                               Balance Sheet

                                                   FINAL

                                              March 31, 1996

      TOTAL LIABILITIES                                                 733,651.12

CAPITAL:
    COMMON STOCK                                     7,000.00
    PREFERRED STOCK                                800,000.00
    RETAINED EARNINGS                             (790,962.93)
    Year-to-Date Earnings                          204,257.71
                                                -------------
    TOTAL CAPITAL                                                       220,294.78
                                                                     -------------

      TOTAL LIABILITIES & CAPITAL                                      $953,945.90
                                                                     =============

                                          MVAK TECHNOLOGIES, INC.                                                 Page 1
                                             Income Statement

                                                   FINAL
                                                             12 Months Ended
                                                              March 31, 1996
                                                      =================  ===%===
Income
    SALES EQUIPMENT REBUILDS                         $1,806,582.16          68.3%
    SALES FLUIDS                                        189,508.72           7.2%
    HAZARDOUS WASTE REMOVAL FEE                              10.00           0.0%
    SALES NEW EQUIPMENT                                 334,782.36          12.7%
    SALES USED EQUIPMENT                                184,731.50           7.0%
    SALES PARTS                                          93,996.36           3.6%
    SALES RECLAIM                                        34,876.08           1.3%
    SALES FIELD SERVICE                                  20,127.20           0.8%
    SALES VALVES/FILTERS                                  1,087.05           0.0%
    SALES RENTALS                                        15,785.40           0.6%
    FREIGHT COLLECTED                                    12,206.56           0.5%
                                                      ------------
TOTAL Income                                          2,693,693.39         101.8%
                                                      ------------

Adjustments
    SALES ADJUSTMENTS                                   (16,583.43)         -0.6%
    SALES DISCOUNTS                                     (31,203.02)         -1.2%
                                                      ------------
TOTAL Adjustments                                       (47,786.45)         -1.8%
                                                      ------------
NET INCOME                                            2,645,906.94         100.0%
                                                      ------------


Cost of Goods Sold
    PARTS REBUILD PURCHASES                             511,801.30          19.3%
    FLUID PURCHASES                                      91,838.19           3.5%
    RECLAIM PURCHASES                                     1,535.00           0.1%
    PARTS RESALE PURCHASES                               51,927.51           2.0%
    NEW EQUIPMENT RES. PURCHASES                        165,018.29           6.2%
    USED EQUIPMENT RESALE                               101,747.15           3.8%
    FIELD SERVICE EXPENSE                                 2,184.81           0.1%
    FOMBLIN RECLAIM EXPENSES                              3,380.45           0.1%
    VALVE/FILTER PURCHASES                                2,340.00           0.1%
    INVENTORY INCR/DECR                                 (53,725.95)         -2.0%
    WORK IN PROCESS INCR/DECR                           (45,060.68)         -1.7%
    SHOP REPAIR & MAINTENANCE                             3,178.00           0.1%
    RENTAL EQUIPMENT EXPENSE                               (635.57)         -0.0%
    TRUCK EXPENSE                                        23,572.12           0.9%
    SHOP MILEAGE                                            980.02           0.0%
    SHOP PAYROLL                                        355,172.12          13.4%
    SHOP PAYROLL TAXES                                   40,085.75           1.5%
    SHOP EMPLOYEE BENEFITS                               19,952.56           0.8%
    SHOP WORKMEN'S COMP INSURANCE                         6,989.00           0.3%
    SHOP SUPPLIES                                        41,991.19           1.6%
    SHOP TOOLS                                            5,175.46           0.2%
    SHOP OTHER EXPENSES                                   9,582.72           0.4%
    SHOP WASTE DISPOSAL                                  11,168.81           0.4%
    FREIGHT EXPENSE CORP                                 59,526.71           2.2%
    PURCHASES DISCOUNTS                                  (8,523.43)         -0.3%
                                                      ------------
TOTAL Cost of Goods Sold                              1,401,201.53          53.0%
                                                      ------------



                                          MVAK TECHNOLOGIES, INC.                                                 Page 2
                                             Income Statement

                                                   FINAL
                                                            12 Months Ended
                                                            March 31, 1996
                                                      =================  ===%===
GROSS PROFIT                                          1,244,705.41          47.0%
                                                      ------------

Expenses

    SELLING EXPENSES
      SALES PAYROLL                                     107,670.62           4.1%
      SALES COMMISSIONS                                  37,735.20           1.4%
      SALES P/R TAXES                                    15,006.99           0.6%
      SALES EMPLOYEE BENEFITS                             6,775.15           0.3%
      SALES WORKER'S COMP INSURANCE                         931.64           0.0%
      SALES TRADE SHOW EXPENSE                            9,494.32           0.4%
      SALES ADVERTISING                                   3,814.44           0.1%
      SALES AUTO                                            650.00           0.0%
      SALES MILEAGE                                       2,033.37           0.1%
      SALES TRAVEL                                        2,774.96           0.1%
      SALES MEALS & ENTERTAINMENT                           844.69           0.0%
      SALES OTHER EXPENSES                                4,532.77           0.2%
                                                      ------------
    TOTAL SELLING EXPENSES                              192,264.15           7.3%
                                                      ------------


    GENERAL & ADMINISTRATIVE
      OFFICE PAYROLL                                    243,372.70           9.2%
      OFFICE PAYROLL TAXES                               22,690.17           0.9%
      OFFICE EMPLOYEE BENEFITS                           35,056.42           1.3%
      OFFICE WORKER'S COMP INSUR                          1,214.31           0.0%
      CORPORATE EXP.                                    247,315.45           9.3%
      RENT                                              102,283.66           3.9%
      UTILITIES                                          38,049.37           1.4%
      TRASH DISPOSAL                                      3,493.51           0.1%
      REPAIRS & MAINTENANCE                               4,764.52           0.2%
      OFFICE EXPENSES                                    13,522.03           0.5%
      OFFICE AUTO                                        18,891.53           0.7%
      OFFICE MILEAGE                                        305.38           0.0%
      OFFICE TRAVEL                                       3,925.18           0.1%
      OFFICE MEALS & ENTERTAINMENT                        1,395.92           0.1%
      DUES & SUBSCRIPTIONS                                  407.00           0.0%
      COMPUTER EXPENSE                                    4,974.05           0.2%
      POSTAGE EXPENSE                                     4,473.85           0.2%
      TELEPHONE EXPENSE                                  34,630.26           1.3%
      INSURANCE SMP                                       9,198.63           0.3%
      INSURANCE VEHICLE                                   8,937.78           0.3%
      INSURANCE OTHER                                     3,787.09           0.1%
      LEGAL EXPENSE                                      16,367.84           0.6%
      ACCOUNTING EXPENSE                                 (5,233.75)         -0.2%
      PROPERTY TAXES                                      1,228.03           0.0%
      BANK CHARGES                                        6,435.54           0.2%
      OFFICE OTHER EXPENSES                               4,904.77           0.2%
      RESEARCH AND DEVELOPMENT                              475.00           0.0%
      SALES TAX DISCOUNTS                                  (228.73)         -0.0%
      INTEREST EXPENSE                                   24,993.95           0.9%
      DEPRECIATION EXPENSE                               33,013.08           1.2%
      STATE\FED. REPORT FEES                                 25.00           0.0%



                                          MVAK TECHNOLOGIES, INC.                                                 Page 3
                                             Income Statement

                                                   FINAL
                                                            12 Months Ended
                                                            March 31, 1996
                                                      =================  ===%===
      FEDERAL TAX PENALTY                                21,040.57           0.8%
      STATE TAX PENALTY                                   3,821.71           0.1%
                                                      ------------
    TOTAL GENERAL & ADMINISTRATIVE                      909,531.82          34.4%
                                                      ------------
TOTAL Expenses                                        1,101,795.97          41.6%
                                                      ------------
OPERATING PROFIT                                        142,909.44           5.4%
                                                      ------------

Other Income & Expenses
      MISCELLANEOUS INCOME/EXPENSE                       62,048.82           2.3%
      MISCELLANEOUS EXPENSE                                (120.55)         -0.0%
      STATE CORPORATE TAX                                  (124.00)         -0.0%
      STATE CORPORATE TAXES                                (456.00)         -0.0%
                                                      ------------
TOTAL Other Income & Expenses                            61,348.27           2.3%
                                                      ------------
PROFIT BEFORE TAXES                                     204,257.71           7.7%
                                                      ------------

NET PROFIT                                             $204,257.71           7.7%
                                                      ============


                                  EXHIBIT 3.7

                                  TAX RETURNS

                                    ACQUIREE


                                    Attached

                                [U.S. FORM 1120]

                      U.S. Corporation Income Tax Return
                                    1995


                          MVAK Technologies, Inc.
                           299-4 Ridgedale Ave.
                          East Hanover, NJ 07936






1a      2697225
1b        47786
1c      2649439
2       1401201
3       1248238
4
5
6
7
8
9       (6856)
10      55000
11      1296382
12      129360
13      298779
14      4765
15
16      102284
17      1604
18      24994
19
20      5300
21a
21b     5300
22
23      3814
24
25      43978
26      430501
27      1045379
28      251003
29a     421051
29b
29c     421051
30      (170048)
31      None
32a
32b
32c
32d
32e
32f
32g
32h     None
33      None
34      None
35      None
36      None

MVAK Technologies, Inc.     22-2416696

SCHEDULE A
1       409644
2       967165
3       422199
4
5       109558
6       1908566
7       507365
8       1401201
9a  (i)
    (ii)  X
    (iii)
 b
 c
 d
 e  No
 f  No

SCHEDULE C
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19
20

SCHEDULE E

1 Ronald Kaplan          ###-##-####      50       30.8     39360
  Frank Giacona          ###-##-####      50        9.9     55000
  Michele Metroplis      ###-##-####      100               35000

2                                                          129360
3
4                                                          129360

SCHEDULE K
                                  Yes  No
1a
 b X
 c

2a        7600
 b        Sales & Repair
 c        Vacuum Pumps

3                                      X

4                                      X

5                                      X

6                                      X

7                                      X

8                                      X

9                                      X

10                                     X
   a
   b
   c

11

12        NONE

13        4

14        X

15       $421051

SCHEDULE L

1                     900                    2328
2a      348445                 371388
 b                 348445                  371388
3                  409644                  507365
4
5
6                    5283                    6993
7                   48787
8
9
10a     301386                 260896
  b    (229348)     72038     (212239)      48657
11a
  b
12
13a
  b
14                  18882                   17214
15                 903979                  953945
16                 486823                  249365
17                 289142                  257404
18                  95370                   38120
19                                         161710
20                  16605                   27051
21
22a     800000                 800000
  b       7000     807000        7000      807000
23
24                (790961)                (586705)
25
26
27                 903979                  953945

SCHEDULE M-1

1                     204256
2
3
4
5
 a      27714
 b
 c      1120
        24865
        2088           55787
6                     260043
7
8
 a
 b      9040
9       9040
10      251003

SCHEDULE M-2
1       (790961)
2        204256
3
4       (586705)
5
6
7
8       (586705)

                                          MVAK TECHNOLOGIES, INC.                                                 Page 1
                                               Balance Sheet

                                                   FINAL

                                               March 31, 1995

ASSETS:
  Current Assets:
    CASH ON HAND                                      $900.00
    ACCOUNTS RECEIVABLE                            348,444.73
    EMPLOYEE RECEIVABLES                             2,510.00
    INVENTORY-PARTS                                207,273.64
    INVENTORY FLUIDS                                16,719.55
    INVENTORY SUPPLIES                              11,130.00
    WORK IN PROCESS                                174,520.58
    PREPAID INSURANCE                                2,344.00
    OTHER PREPAID EXPENSES                             428.78
    DEPOSITS                                        18,882.35
                                                -------------
    TOTAL Current Assets                                               $783,153.63

Fixed Assets:
    LEASEHOLD IMPROVEMENTS                          18,880.45
    MACHINERY & EQUIPMENT                          151,071.59
    FURNITURE & FIXTURES                            52,348.40
    VEHICLES                                        52,900.28
    COMPUTERS                                       21,509.39
    ACCUMULATED DEPRECIATION                      (229,115.08)
                                                -------------

    TOTAL Fixed Assets                                                   67,595.03
                                                                     -------------

Other Assets
    OFFICER LOAN RECEIVABLE                         48,787.33
                                                -------------
    TOTAL Other Assets                                                   48,787.33
                                                                     -------------
      TOTAL ASSETS                                                     $899,535.99
                                                                     =============

LIABILITIES:
  Current Liabilities:
    ACCOUNTS PAYABLE                              $486,822.66
    ACCRUED EXPENSES                                 2,452.25
    CUSTOMER DEPOSITS                                  158.00
    SALES TAX PAYABLE                                4,165.70
    SALARIES PAYABLE                                19,024.20
    TAXES PAYABLE                                   69,570.52
    SHORT TERM DEBT                                261,997.59
    S/T LOAN PAYABLE-FLEET BANK                     12,500.04
                                                -------------
    TOTAL Current Liabilities                                          $856,690.96

  Long-Term Liabilities:
    LONG TERM DEBT                                  31,249.94
                                                -------------
    TOTAL Long-Term Liabilities                                          31,249.94

  Other Liabilities:
    DUE (TO)/FROM NEW JERSEY                       350,750.22
    DUE (TO)/FROM FLORIDA                          (69,262.51)
    DUE (TO)/FROM MASS                             254,377.99



                                          MVAK TECHNOLOGIES, INC.                                                 Page 2
                                               Balance Sheet

                                                   FINAL

                                              March 31, 1995

    DUE To\(FROM) CORP.                           (535,865.70)
                                                -------------

    TOTAL Other Liabilities                                                   0.00
                                                                     -------------
      TOTAL LIABILITIES                                                 887,940.90

CAPITAL:
    COMMON STOCK                                     7,000.00
    PREFERRED STOCK                                800,000.00
    RETAINED EARNINGS                             (780,436.12)
    Year-to-Date Earnings                          (14,968.79)
                                                -------------
    TOTAL CAPITAL                                                        11,595.09
                                                                     -------------

      TOTAL LIABILITIES & CAPITAL                                      $899,535.99
                                                                     =============

Jan 30, 1997              MVAK TECHNOLOGIES, INC.                       Page 1
 2:52 pm                      Income Statement

                                    FINAL

                                          12 Months Ended
                                          March 31, 1995
                                       ============   ===%===
Income
    SALES EQUIPMENT REBUILDS          $1,800,842.47     77.5%
    SALES FLUIDS                         181,452.07      7.8%
    SALES NEW EQUIPMENT                  134,126.75      5.8%
    SALES USED EQUIPMENT                  68,082.35      2.9%
    SALES PARTS                           78,221.09      3.4%
    SALES RECLAIM                         32,796.48      1.4%
    SALES FIELD SERVICE                   30,434.72      1.3%
    SALES VALVES/FILTERS                   2,199.86      0.1%
    SALES RENTALS                         38,280.62      1.6%
    FREIGHT COLLECTED                      8,745.57      0.4%
                                       ------------
TOTAL Income                           2,375,181.98    102.2%
                                       ------------

Adjustments
    SALES ADJUSTMENTS                    (11,398.81)    -0.5%
    SALES DISCOUNTS                      (39,606.23)    -1.7%
                                       ------------
TOTAL Adjustments                        (51,005.04)    -2.2%
                                       ------------
NET INCOME                             2,324,176.94    100.0%
                                       ------------

Cost of Goods Sold
    PARTS REBUILD PURCHASES              598,586.42     25.8%
    FLUID PURCHASES                       81,587.24      3.5%
    RECLAIM PURCHASES                      4,282.72      0.2%
    PARTS RESALE PURCHASES                55,745.90      2.4%
    NEW EQUIPMENT RES. PURCHASES          51,813.72      2.2%
    USED EQUIPMENT RESALE                 17,702.55      0.8%
    FIELD SERVICE EXPENSE                  3,782.71      0.2%
    FOMBLIN RECLAIM EXPENSES               3,391.37      0.1%
    VALVE/FILTER PURCHASES                 1,350.00      0.1%
    INVENTORY INCR/DECR                   (2,370.68)    -0.1%
    WORK IN PROCESS INCR/DECR            (15,247.25)    -0.7%
    RENTAL EQUIPMENT EXPENSE               6,466.65      0.3%
    TRUCK EXPENSE                         20,830.29      0.9%
    SHOP MILEAGE                           1,201.73      0.1%
    SHOP PAYROLL                         370,273.71     15.9%
    SHOP PAYROLL TAXES                    43,107.69      1.9%
    SHOP EMPLOYEE BENEFITS                18,337.67      0.8%
    SHOP WORKMEN'S COMP INSURANCE          5,841.41      0.3%
    SHOP SUPPLIES                         47,111.15      2.0%
    SHOP TOOLS                            11,410.07      0.5%
    SHOP OTHER EXPENSES                    7,612.55      0.3%
    SHOP WASTE DISPOSAL                    6,836.89      0.3%
    FREIGHT EXPENSE CORP                  50,242.10      2.2%
    PURCHASES DISCOUNTS                  (29,709.29)    -1.3%
                                       ------------
TOTAL Cost of Goods Sold               1,360,187.32     58.5%
                                       ------------
GROSS PROFIT                             963,989.62     41.5%
                                       ------------


Jan 30, 1997              MVAK TECHNOLOGIES, INC.                       Page 2
 2:52 pm                      Income Statement

                                   FINAL

                                          12 Months Ended
                                          March 31, 1995
                                       ============   ===%===
Expenses

    SELLING EXPENSES
      SALES PAYROLL                      130,832.93      5.6%
      SALES COMMISSIONS                   21,206.84      0.9%
      SALES P/R TAXES                     15,380.03      0.7%
      SALES EMPLOYEE BENEFITS              7,207.84      0.3%
      SALES WORKER'S COMP INSURANCE        1,081.49      0.0%
      SALES TRADE SHOW EXPENSE            11,218.46      0.5%
      SALES ADVERTISING                    6,094.35      0.3%
      SALES AUTO                           2,750.00      0.1%
      SALES MILEAGE                        2,760.31      0.1%
      SALES TRAVEL                         3,042.09      0.1%
      SALES MEALS & ENTERTAINMENT          1,254.04      0.1%
      SALES OTHER EXPENSES                 1,759.37      0.1%
                                       ------------
    TOTAL SELLING EXPENSES               204,587.75      8.8%
                                       ------------


    GENERAL & ADMINISTRATIVE
      OFFICE PAYROLL                     218,833.44      9.4%
      OFFICE PAYROLL TAXES                22,385.61      1.0%
      OFFICE EMPLOYEE BENEFITS            30,637.97      1.3%
      OFFICE WORKER'S COMP INSUR           2,002.34      0.1%
      CORPORATE EXP.                     157,360.12      6.8%
      RENT                               121,105.24      5.2%
      UTILITIES                           35,129.57      1.5%
      TRASH DISPOSAL                       3,504.85      0.2%
      REPAIRS & MAINTENANCE                8,686.43      0.4%
      OFFICE EXPENSES                     16,159.92      0.7%
      OFFICE AUTO                         16,734.38      0.7%
      OFFICE MILEAGE                       1,000.30      0.0%
      OFFICE TRAVEL                        5,585.95      0.2%
      OFFICE MEALS & ENTERTAINMENT         1,667.15      0.1%
      DUES & SUBSCRIPTIONS                 1,014.00      0.0%
      COMPUTER EXPENSE                     5,505.52      0.2%
      POSTAGE EXPENSE                      3,708.56      0.2%
      TELEPHONE EXPENSE                   32,693.64      1.4%
      INSURANCE SMP                        5,926.81      0.3%
      INSURANCE VEHICLE                    7,904.92      0.3%
      INSURANCE OTHER                      3,584.72      0.2%
      LEGAL EXPENSE                       22,957.80      1.0%
      ACCOUNTING EXPENSE                   2,292.50      0.1%
      PROPERTY TAXES                       2,879.73      0.1%
      BANK CHARGES                         7,150.93      0.3%
      OFFICE OTHER EXPENSES                2,449.49      0.1%
      RESEARCH AND DEVELOPMENT             1,879.30      0.1%
      INTEREST EXPENSE                    22,526.79      1.0%
      DEPRECIATION EXPENSE                34,059.03      1.5%
      FEDERAL TAX PENALTY                     39.70      0.0%
      STATE TAX PENALTY                    3,102.24      0.1%
                                       ------------


Jan 30, 1997              MVAK TECHNOLOGIES, INC.                       Page 3
 2:52 pm                      Income Statement

                                    FINAL

                                          12 Months Ended
                                          March 31, 1995
                                       ============  ===%===
    TOTAL GENERAL & ADMINISTRATIVE
                                         800,468.95     34.4%
                                       ------------
TOTAL Expenses                         1,005,056.70     43.2%
                                       ------------
OPERATING PROFIT                         (41,067.08)    -1.8%
                                       ------------

Other Income & Expenses
    MISCELLANEOUS INCOME/EXPENSE          27,225.83      1.2%
    MISCELLANEOUS EXPENSE                     46.84      0.0%
    STATE CORPORATE TAX                      (25.00)    -0.0%
    STATE CORPORATE TAXES                 (1,149.38)    -0.0%
                                       ------------

TOTAL Other Income & Expenses             26,098.29      1.1%
                                       ------------
PROFIT BEFORE TAXES                      (14,968.79)    -0.6%
                                       ------------
NET PROFIT                              ($14,968.79)    -0.6%
                                       ============

FORM 1120               U.S. Corporation Income Tax Return
                                      1994

MVAK Technologies, Inc.
299-4 Ridgedale Ave.
East Hanover, NJ 97936

B        22 2416696
C        6/12/82
D        $903979

1a       2376408
 b         51005
 c       2325403
2        1359193
3         966210
4
5
6
7
8          26000
9           5865
10
11        998075
12        121360
13        288873
14          8686
15
16        121105
17          4054
18         22527
19
20         35116
21a
21b        35116
22
23          6094
24
25         40929
26        351806
27       1000550
28         (2475)
29a       418576
29b
29c       418576
30       (421051)
31       NONE
32a
32b
32c
32d
32e
32f
32g
32h      NONE
33       NONE
34       NONE
35       NONE
36       NONE



                                              Page 2
SCHEDULE A

1         390331
2         843965
3         437561
4
5          95980
6        1768837
7         409644
8        1359193
9a       Lower of cost or market as described in Regulations section 1.471-4
9b
9c
9d       No
9e       No

SCHEDULE C

1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19
20

SCHEDULE E

1a       Ronald Kaplan
         Frank Giacona
         Michelle Tangarie
1b       ###-##-####
         ###-##-####
         ###-##-####
1c        50%
          50%
         100%
1d        30.8%
           9.9%
1e
1f       39360
         52000
         30000
2
3
4

                                                          Page 3

SCHEDULE K
1a
1b       X
1c
2a       7600
2b       Sales & Repair
2c       Vacuum Pumps
3        No
4        No
5        No
6        No
7        No
8        No
9        No
10       No
11
12       None
13       4
14       X
15       $418576

SCHEDULE L Balance Sheets                        Beginning of tax year                          End of tax year
                                              (a)                      (b)                 (c)                    (d)
1                                                                        849                                        900
2a                                          247500                                       348445
2b                                                                                                               348445
3                                                                     390331                                     409644
4
5
6                                                                       1762                                       5283
7                                                                      52678                                      48787
8
9
10a                                         279584                                       301386
  b                                         204410                     75174             229348                   72038
11a
  b
12
13a
  b                                                                    20600                                      18882
14
15                                                                    788894                                     903970

16                                                                    266562                                     486823
17                                                                     64421                                     289142
18                                                                    418965                                      95370
19
20                                                                     12382                                      16603
21
22a
22b
23                                                                    807000                                     807000
24                                                                   (780436)                                   (790961)
25
26
27                                                                    788894                                      90397

SCHEDULE M-1

1                                      (10525)
2                                        -0-
3
4 Capital Gains                          2183
5a
 b
 c                             1461
   Penalties                   3142
   Officer Life Insurance      2088      6691
6                                       (1651)
7
8a                            $ 824
 b
                                          824
9                                         824
10                                      (2475)

                               EXHIBIT 3.4

                   DETERMINATION OF NON-APPLICABILITY

Sellers represent to the Buyer that, to the best of their knowledge, MVAK Technologies, Inc. has no known environmental violations, citations, assessments, penalties or any threatened actions concerning environmental issues.

Sellers represent that, to the best of their knowledge, they comply with all federal, state and local regulations concerning filing and disposal of any hazardous waste.

Letter of Non-Applicability - See attached.

                    [letterhead of Governor of New Jersey]


                                                        RECEIVED
                                                       DEC 12 1995


MR. RONALD M. KAPLAN
MVAK TECHNOLOGIES, INC.
299-4 RIDGEDALE AVE.
EAST HANOVER, NJ  07936

RE: MVAK TECHNOLOGIES, INC.
    299-4 RIDGEDALE AVE.
    LOT 3, BLOCK 96
    EAST HANOVER TWP, MORRIS COUNTY
    N953735

Dear MR. KAPLAN:

This is in response to your application received 12/01/1995, concerning the applicability of the Industrial Site Recovery Act (ISRA) to the sale of the above referenced premises. On the basis of the sworn statements set forth in your affidavit, the Department finds that this transaction is not subject to the provisions of ISRA.

This decision is made in light of the absence of an industrial establishment as defined within the Standard Industrial Classification numbers covered by the Act. Any inaccuracies in the affidavit or subsequent changes in the facts as stated therein could alter the Department's determination.

The inapplicability of the Industrial Site Recovery Act (ISRA) to this transaction does not relieve the above referenced of any responsibilities under any other environmental statutes, regulations or permits. In addition, this determination of ISRA nonapplicability does not constitute any finding by the New Jersey Department of Environmental Protection as to the current site condition or existence or nonexistence of any hazards to the environment at this location.

Should you have any further questions regarding this matter, please contact me at (609) 777-0899.

                                                 Sincerely,


                                                 /s/ James J. Bono
                                                 James J. Bono, Supervisor
                                                 Bureau of Applicability and
                                                 Compliance


          RECEIVED
        DEC 11 1995

                                   EXHIBIT 3.5

                                    JUDGMENTS

                                    ACQUIREE


                                      None

                                  EXHIBIT 3.6

                             ADMINISTRATIVE ORDER

                                   ACQUIREE


                                     None

Form 668(Z)    Certificate of Release of Federal Tax Lien

District                     New Jersey

Serial Number                229512453

I certify that as to the following named taxpayer, the requirements of section 6325(a) of the Internal Revenue Code have been satisfied for the taxes listed below and for all statutory additions. Therefore, the lien provided by Code section 6321 for these taxes and additions has been released. The proper officer in the office where the notice of internal revenue tax lien was filed on May 15, 1995, is authorized to note the
                              ------    --
books to show the release of this lien for these taxes and additions.

Name of Taxpayer             MVAK Technologies, Inc.

Residence                    299 East Ridgedale Ave.
                             East Hanover, N.J.
                             07936

------------------------------------------------------------------------------------------------------------------------------------
                              Tax Period                              Date of        Last Day for           Unpaid Balance
       Kind of Tax              Ended        Identifying Number     Assessment         Refiling              of Assessment
          (a)                    (b)               (c)                  (d)              (e)                       (f)
------------------------------------------------------------------------------------------------------------------------------------
         941                  12-31-94          22-2416696           03-27-95         04-26-05                 13912.35

         940                  12-31-94          22-2416696           04-17-95         05-17-05                  2469.44

------------------------------------------------------------------------------------------------------------------------------------

Place of Filing

  Morris County Court House                                                                        Total     $16,381.79
  Morris County
  Morristown, N.J. 07960
------------------------------------------------------------------------------------------------------------------------------------

This certificate was prepared and signed at Parsippany, N.J., on the 4th day
                                            ----------------         ---
of February, 1997.
   --------    --

Signature                              Title

S. Clark    /s/ D R ???                R.O.

                            EXHIBIT 3.16

Sellers represent there are no known contracts with either vendors or customers for any fixed purchases or any fixed sale of any dollar amount.

Any verbal contracts would deal with the ordinary day-to-day operations and not reflect any significant purchase and/or sale.

Real estate leases for each facility.

Equipments leases, copies attached.

Pending attorney expenses to Stephen R. Urbinato, Esquire, in an amount not to exceed ten thousand dollars ($10,000).

Pending reimbursement obligation to Frank Giacona for attorney's fees incurred with regard to negotiation and review of Employment Agreement.

The                                                                MASTER
Republic                                                       LEASE AGREEMENT
Group, LLC [logo]                                              ML NO.  F5376
                                                                    ----------

-------------------------------------------------------------------------------
Lessee                                 City          State      Country   Zip
  MVAK Technologies, Inc.               East Hanover   NJ        USA     07936
-------------------------------------------------------------------------------
Street                                 Name and Title
  299-4 Ridgedale Avenue                Ronald M. Kaplan - President
-------------------------------------------------------------------------------

                       TERMS AND CONDITIONS OF LEASE

1. LEASE PROPERTY: Subject to the following terms and conditions, The Republic Group, LLC ("Lessor"), hereby leases to and/or grants to lessee the right to use certain Equipment as described on the attached Lease Schedule(s) annexed hereto and made a part hereof (thereafter "Leased Property"). Lessee agrees to
hire and     and agrees to accept the right to use that certain Leased
Property, and such other Leased Property described on supplemental Schedule(s) that the parties from time to time may annex to this Lease.

2. TERM. Each Schedule(s) shall become effective upon acceptance by Lessor by signing and dating each Schedule(s) and the term for any Schedule(s) shall commence on the day that the leased property has been delivered to and is usable by Lessee ("Commencement Date"). Lessee shall at its sole discretion select the type, quantity and supplier of each item of Equipment. Lessor shall not be liable to Lessee for any failure or delay in obtaining delivery of any Equipment. Upon delivery of any Equipment to Lessee, Lessee shall forthwith inspect such Equipment and within ten (10) days of delivery of the Equipment, Lessee shall execute and deliver to Lessor a Delivery and Acceptance Certificate, in form and substance satisfactory to Lessor. Lessee's execution and delivery of a Delivery and Acceptance Certificate covering any Equipment shall conclusively establish, as between Lessor and Lessee, that such Equipment has been unconditionally accepted by Lessee for all purposes of this Lease.

With respect to each Lease, if for any reason the Equipment has not been delivered, installed and accepted by Lessee within sixty (60) days after it is ordered by Lessor, or if Lessee fails to accept the Equipment and execute a Delivery and Acceptance Certificate within (10) days following delivery of the Equipment. Lessor may at Lessee's request terminate Lessor's obligations under such Lease and Lessee shall on demand of Lessor, pay Lessor all amounts paid or owing by Lessor in respect to the purchase of such Equipment and indemnify and hold Lessor harmless from any and all liabilities, claims, costs and expenses to the manufacturer or supplier of the Equipment or any other part, arising out of or relating to the Equipment or the Lease. Upon payment of such amounts, Lessor shall release, remise and quit claim such Equipment to Lessee. AS IS WHERE IS, AND WITHOUT WARRANTY EXPRESSED OR IMPLIED BY LESSOR AS TO ANY MATTER WHATSOEVER. Lessee shall upon such payment be subrogated to Lessor's claim, if any, against the manufacturer or supplier of such Equipment.

Lessee agrees that its remedies, should it find fault with any of the Equipment, shall be and are solely against the Manufacturer Vendor. The base term of each Lease shall commence on the first day of the month following the Commencement Date and terminate upon the expiration of the number of months specified in each Schedule. The Lease may be terminated by Lessee at the end of the base term if one hundred eighty (180) days prior to the end of the base term, written notice of such termination is delivered to Lessor
(by certified mail). Each Lease may be terminated by Lessor at the end of the base term if at least thirty (30) days prior to the end of the base term, written notice of such termination is delivered to Lessee (by certified mail). Otherwise the term of each Lease automatically shall be extended for a
successive one year period       the end of the initial base term at the rent
stated on the respective Schedule(s). During this extension period, Lessor, at is sole option, may terminate each Lease agreement (60) days prior written notice to Lessee (by certified mail). After the extension period, each Lease may be terminated by either Lessor or Lessee at the end of any calendar month, provided one hundred twenty (120) days prior written notice of such termination is delivered to the other party (by certified mail).

3. RENTALS: The monthly rent payable with respect to any Schedule(s) shall be the amount shown on such Schedule(s). Lessee shall pay to Lessor the monthly rental of each Schedule, in advance, for each month or any part thereof that each Lease is in effect. The first such payment, with respect to any schedule shall be made on the first day of the month following the Commencement Date. A prorata portion of the rental charges based on a daily rental of one thirtieth (1/30) of the monthly rental calculated from the Commencement Date to the end of the month shall be due and payable at the Commencement Date. Installments of rent which are not paid within five (5) days of the due date shall be subject to a late charge equal to up to fifteen (15) percent of each installment of rent. All rent shall be paid at the place of business of Lessor shown above or such other place as Lessor may designate by written notice to Lessee.

Except as otherwise provided in this Lease, Lessee's obligation to pay rent shall be absolute and unconditional under all circumstances, notwithstanding to any actual counterclaim, recoupment, defense or other right which Lessee may have against Lessor for any reason whatsoever; (ii) any defect in the title, right to use, condition, operation, fitness for use, damage or destruction of or to the Leased Property or any interruptions or cessations in
use or possession thereof for any reason whatsoever;                bankruptcy,
reorganization or similar proceedings instituted by or against Lessee.
Unless otherwise delineated on the Lease Schedule(s), any Deposit shall be returned to Lessee if Lessor does not accept the transaction less reasonable expenses. Otherwise upon acceptance by Lessor, any Deposit shall be treated as a transaction fee to be retained by Lessor and is not to be applied to rental or other payments due and owing under the Lease. Lessee hereby waives, to the extent permitted by applicable law, any and all right which it may now, or at any time hereafter have to cancel, terminate, or surrender this Lease except in accordance with the express terms hereof.

4. ADDITIONS AND MODIFICATIONS: Without the prior consent of Lessor, which consent shall be conditioned upon delivery of documentation of a form and substance required by Lessor, Lessee shall make no addition, modification, alteration, or attachment with respect to any of the Leased Property. All additions, modifications, alterations and attachments placed upon the Leased Property shall become part of the Leased Property and shall be the property of Lessor. If not purchased, leased or financed by Lessor, Lessee shall, upon written consent of Lessor and at Lessee's sole expense, have the Equipment Manufacturer remove said items and restore the Equipment to its original condition. Lessor, at its sole option, may provide financing for any Additions and Modifications to Leased Property required by Lessee during the Lease term subject to the then prevailing interest rates and the Lessee's credit standing. Lessee shall not move the Leased Property from the location set forth in the Schedule(s) without Lessor's prior written approval and then only to another location within the continental United States and upon such terms and conditions as Lessor may then stipulate.

5. NO WARRANTIES: Lessor not being the manufacturer, developer, publisher, distributor or licensor of the Leased Property, MAKES NO WARRANTY OR REPRESENTATION, EITHER EXPRESS OR IMPLIED, AS TO THE FITNESS, QUALITY, DESIGN, CONDITION, CAPACITY, SUITABILITY, MERCHANTABILITY OR PERFORMANCE
OF THE LEASED PROPERTY OR OF THE MATERIAL OR WORKMANSHIP THEREOF. IT BEING AGREED THAT THE LEASED PROPERTY IS LEASED "AS IS" AND THAT ALL SUCH RISKS, AS BETWEEN LESSOR AND LESSEE ARE TO BE BORNE BY LESSEE AT ITS SOLE RISK AND EXPENSE. LESSEE REPRESENTS THAT ALL OF THE LEASED PROPERTY ARE OF A SIZE, DESIGN, AND CAPACITY SELECTED BY IT, AND THAT IT IS SATISFIED THAT THE SAME IS SUITABLE FOR LESSEE'S PURPOSES. This provision shall survive termination of the respective Lease Term and of this Lease, Lessor, at its sole option, may supply items of Leased Property, either new or used, that meet the specifications of items of Leased Property delineated on the Schedule(s). Lessor appoints Lessee as Lessor's attorney-in-fact for the purpose of enforcing any warranty. Any enforcement by Lessee shall be at the expense of the Lessee and shall in no way render Lessor responsible to Lessee for the performance of any of the warranties.

6. UNIFORM COMMERCIAL CODE FINANCING STATEMENT: Lessee agrees and acknowledges that it is the intent of both parties to this Lease that it qualify as a Statutory Finance Lease under Article 2A of the Uniform Commercial Code. Lessee acknowledges and agrees that Lessee has selected both (1) the Equipment and (2) the

Supplier from whom Lessor is to purchase the Equipment. Lessee acknowledges that Lessor has not participated in any way in Lessee's selection of the Equipment or of the Supplier, and Lessor has not selected, manufactured, or supplied the Equipment.

LESSEE IS ADVISED THAT IT MAY HAVE RIGHTS UNDER THE CONTRACT EVIDENCING THE LESSOR'S PURCHASE OF THE EQUIPMENT FROM THE SUPPLIER CHOSEN BY LESSEE AND THAT LESSEE SHOULD CONTACT THE SUPPLIER OF THE EQUIPMENT FOR A DESCRIPTION OF ANY SUCH RIGHTS.

7. NET LEASE; NO OFFSET: THIS IS A NET LEASE, AND ALL RENT AND ALL OTHER SUMS PAYABLE BY LESSEE HEREUNDER SHALL BE PAID UNCONDITIONALLY WHEN DUE, WITHOUT ABATEMENT, DEDUCTION, COUNTERCLAIM OR SETOFF OF ANY NATURE, INCLUDING
WITHOUT LIMITATION ANY COUNTERCLAIM OR SETOFF ARISING OUT OF ANY PRESENT
OR FUTURE CLAIM LESSEE MAY HAVE AGAINST LESSOR, OR ANY ASSIGNEE OF LESSOR
OR THE MANUFACTURER OR SUPPLIER OF THE EQUIPMENT, OR ANY OTHER PARTY. In no event as otherwise expressly provided herein, shall this Lease terminate or shall any of the Lessee's obligations be affected by reason of any defect in or damage to or loss or destruction of all or any part of the Equipment, from any cause whatsoever, or any interference with Lessee's use of the Equipment by any person or for any other cause whatsoever.

8. COMMERCIAL RISK: Lessee bears all risk that the Equipment may become unusable for any reason, including without limitation, loss, theft, damage, destruction, defect, GOVERNMENTAL REGULATION, PROHIBITION, IMPRACTICABILITY OF USE, OBSOLESCENCE OR COMMERCIAL FRUSTRATION. No inability to use the Equipment shall result in the termination of any Lease or relieve Lessee from any of its obligations under any Lease.

9. USE, OPERATION AND MAINTENANCE: Lessee, at its expense will provide a suitable place for the installation, operation and maintenance of all Leased Property with all such facilities fully complying with the installation and operational specifications outlined in pertinent Manufacturer's/Vendor Licensor's manuals. Lessee, without expense to Lessor, will enter into and keep in force during the entire term of this Lease the best standard Manufacturer's/Vendor's/Licensor's
Maintenance Agreement in form and substance approved by Lessor which will cause Manufacturer(s)/Vendor(s)/Licensor(s) to make all the necessary repairs, adjustments, and replacements in accordance with such Agreement and entitle Lessee (through Lessor, if necessary) to obtain enhancements, updates, and changes available under the License or Maintenance Agreement. Lessee will provide full free access to the Leased Property for maintenance purposes. Lessee shall not do anything, or fail to do anything to impair the Manufacturer's/Vendor's/Licensor's warranty with respect to any Leased Property such as (but not limited to) using a version of software, other than the version specified by the License to be used, making unauthorized modifications of the Leased Property, failing to follow Manufacturer's/Vendor's/Licensor's operations or maintenance instructions, or abusing, misusing, or allowing negligent acts to be caused by Lessee or those to whom Lessee gives access to the Leased Property.
Lessee will comply with all laws, rules, regulations or orders of any governmental agency with respect to the Leased Property or to the use, operation, maintenance or storage thereof. Notwithstanding the aforesaid Lessee will indemnify and hold Lessor harmless from any and all liabilities, fines, forfeitures, or penalties for violations of any statute, law ordinance, rule or regulation of any duly constituted public authority.

10. LOSS AND DAMAGE: Lessee shall bear the entire risk of loss, theft, damage or destruction of the Equipment from any cause whatsoever, and no loss, theft, damage or destruction of the Equipment shall relieve Lessee of the obligation to pay rent or to comply with any other obligation under this Lease.

In the event of damage to any item of Equipment, Lessee shall immediately place the same in good repair at lessee's expense. If Lessor determines that any item of Equipment is lost, stolen, destroyed or damaged beyond repair, Lessee shall at Lessee's option do one of the following: (a) Replace the same with like Equipment in good repair acceptable to Lessor; or (b) Pay Lessor in cash the following: (i) all amounts due by Lessee to Lessor with respect to all affected Schedules up to the date of the loss; (ii) the unpaid balance of the total rent for the remaining term of the affected Schedules attributable to said item, reduced to present value at a discount rate of 6% as of the date of the loss; and (iii) the Lessor's estimate as of the time this Lease was entered into of Lessor's residual interest in the Equipment, discounted to present value at a discount rate of 6% as of the date of the loss. Upon Lessor's receipt of payment as set forth above, Lessee shall be entitled to the Equipment, without any warranties. If insurance proceeds are used to fully comply with this subparagraph, the balance of any such proceeds shall go to Lessee to compensate for loss of use of the Equipment for the remaining term of the Lease.

11. INDEMNITY AND INSURANCE: Lessor shall have no responsibility or liability to Lessee, its successors or assigns, or to any other person, with respect to any or all liabilities, and Lessee hereby assumes liability for, and hereby agrees, at its own cost and expense, to indemnify, protect, defend, save and keep harmless Lessor, its agents, employees, officers, directors, successors and assigns, from and against, any and all liabilities, obligations, losses, damages, injuries, claims (including, without limitation, claims based upon strict liability), demands, penalties, actions, costs and expenses, including legal expenses, of every kind or nature arising out of the use, condition (including but not limited to, latent and other defects, whether or not discoverable by Lessee or Lessor), operation, ownership, selection, delivery, leasing or return of any item of Leased Property (including, without limitation, any claim for patent, trademark or copyright infringement), regardless of where, how and by whom operated, or any failure on the part of Lessee to perform or comply with any conditions of this Lease or for any interruption of service, loss of business or consequential damages. The indemnities and assumptions of liabilities and obligations herein provided for shall continue in full force and effect notwithstanding the expiration or other termination of this Lease. Lessee, at its expense, shall procure and maintain in full force and effect at all times that this Lease is in force and effect such public liability (including, without limitation, contractual liability insurance), property damage liability, fire and extended coverage, theft and other insurance in such form and amounts and with such companies as shall be satisfactory to Lessor. Lessor shall be named as an additional insured and loss payee on all policies which shall provide that no cancellation thereof shall be effective without thirty (30) days prior written notice to Lessor and shall not be invalidated as to Lessor by any act, omission or neglect of Lessee.

12. OWNERSHIP, PERSONALTY: The Equipment is and shall remain the property of Lessor, and Lessee shall have no right, title or interest therein or thereto except as expressly set forth in this Lease. This agreement constitutes a lease and not a sale or the creation of a security interest. The Equipment shall remain personal property even though installed in or attached to real property. Lessee will at all times protect and defend, at its own cost and expense, the title from and against all claims, liens and legal processes and keep all leased property free and clear from all such claims, liens and processes. Upon the expiration or termination of this lease with respect to a particular schedule(s), the Lessee at its expense shall return said items of leased property unemcumbered to Lessor at such place within the continental limits of the United States as Lessor shall designate, unless otherwise delineated on a separate purchase option with respect to such Lease. At the termination of this lease, provided
Lessee is not in default, Lessee shall be entitled to, on written notice to Lessor, at least thirty (30) days prior to the end of initial term or any renewal term, if extended, to purchase equipment from Lessor at the fair market value as determined by Lessor. All transportation, rigging and drayage charges on delivery or redelivery of the Leased Property to and from Lessee shall be paid by Lessee. All installation and deinstallation charges including packing materials and any fees and charges for maintenance certification or recertification shall be paid by Lessee. Immediately upon expiration or termination of each and every Lease Term as defined under this Lease, Lessee shall discontinue its use of the Leased Property. TERMINATION OF ANY LEASE TERM (FOR WHATEVER CAUSE) SHALL NOT ABSOLVE USER FROM PAYMENT OF ACCRUED PERIODIC PAYMENTS OR FROM COMPLIANCE WITH THE USE AND DISCLOSURE RESTRICTIONS OF THIS LEASE OR FROM ITS OBLIGATIONS TO INDEMNIFY LESSOR. All representations and warranties contained in this Lease, or in any document or certificate delivered pursuant hereto or in connection herewith, shall survive the expiration or other termination of the respective Lease Term and of this Lease.

13. ENCUMBRANCES AND TAXES. Lessee shall keep the Equipment free and clear of all levies, liens and encumbrances, and shall pay promptly when due, and shall indemnify and hold Lessor harmless from all license fees, import duties, assessments, charges and taxes (municipal, state, federal or other) which may now or hereafter be imposed upon the ownership, leasing, renting, sale, possession or use of the Equipment, (whether the same be assessed to Lessor or Lessee), together with any penalties or interest in connection therewith, excluding, however, all taxes on or measured by Lessor's net income. If any such fee, assessment, duty, charge or tax is, or is to be, assessed or billed to Lessor, Lessee upon the request of Lessor and at the expense of Lessee shall do any and all things required to be done by Lessor in connection with the levy, assessment, billing and payment thereof. Upon Lessor's request, Lessee shall, on any property tax returns required to be filed with respect to the Equipment, including the property covered by this Lease and any substitutions or additions thereto as property owned by Lessee for purposes of tax assessments, shall cause all billings of such fees, assessments, duties, charges or taxes to be addressed to Lessor in care of Lessee, and shall submit to Lessor written evidence of payment of the same. Alternatively, Lessee shall at the request of Lessor, forthwith pay Lessor the amount (estimated or otherwise) of any such fees, assessments, duties, charges and taxes, and Lessor shall apply the same to the payment thereof.
Lessee shall also pay all taxes arising out of Lessee's exercise of any purchase option relating to any Lease (including sales tax).

14. RIGHT OF INSPECTION: In addition to rights to entry and inspection stated elsewhere in this Lease, Lessor may from time to time during reasonable business hours, enter upon any premises where any of the Leased Property may be located for the purpose of confirming the existence, conditions, and proper maintenance of the Leased Property.

15. EVENTS OF DEFAULT: The term "Event of Default" shall mean any one or more of the following: (a) Lessee shall fail to make any Lease Payment (or any other payment) as it becomes due and such failure is not cured within 10 days; or (b) Lessee shall fail to perform or observe any or all covenants set forth in Paragraph 10, or (c) Lessee shall fail to perform or observe any other covenant, condition or agreement to be performed or observed by it thereunder or in any Lease and such failure is not cured within 30 days after the earlier of (i) the date on which Lessee obtains, or should have obtained, knowledge of such failure or (ii) the date of notice thereof by Lessor or Lessee or (d) Lessee shall enter into any transaction of merger or consolidation in which it is not surviving entity or sell, transfer or otherwise dispose of all or substantially all of its assets ("Assets") unless the surviving entity or the entity acquiring such Assets assumes all the duties and obligations of Lessee hereunder and which merger, consolidation, sale or transfer must be approved in writing by Lessor;
or (e) (i) Lessee or any guarantor of Lessee's obligations shall commence any action (A) for relief under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, or (B) seeking appointment of a receiver, custodian or other similar official for it or for its Assets or making a general assignment for the benefit of its creditors; or (ii) there shall be commenced against Lessee any action (A) of a nature referred to in clause (i) which (I) results in the entry of an order for relief or any such other relief and (II) remains undismissed or undischarges for a period of 30 days, or (B) seeking attachment, execution or similar process against its assets which results in the entry of an order for any such relief which shall not be vacated to discharged within 30 days from the entry thereof; or (iii) Lessee shall generally not, or be unable to, pay its debts as they come due; or (f) Lessee shall die or (if an entity) liquidate or dissolve itself or be liquidated or terminated; or (g) Any representation or warranty made by Lessee herein or otherwise furnished
Lessor in connection with this Agreement or any Lease hereunder shall prove at any time to have been untrue or misleading in any material respect;
(h) Lessee wrongfully or otherwise rejects or revokes acceptance of the leased equipment or repudiates with respect to a part or the whole of the lease contract.

16. REMEDIES: Upon the occurrence of any Event of Default, Lessor may declare this Agreement or any Lease hereunder to be in default and exercise any one or more of the following remedies: (a) Declare the entire unpaid balance of Lease Payments for the unexpired term of the Lease hereunder immediately due and payable and similarly accelerate the balances due under any other Leases between Lessor and Lessee without notice of demand, (b) Sue for and recover all Lease Payments and other monies due and to become due under the Lease hereunder, plus the estimated fair market value of the Equipment at the end of the originally scheduled Lease Term or the agreed upon Purchase Option, all of which shall be discounted to the date of default at six percent (6%) per annum, but only to the extent permitted by law, (c) Charge Lessee interest on all monies due Lessor at the rate of eighteen percent (18%) per annum from the date of default until paid but in no event more than the maximum rate permitted by law. (d) Charge Lessee a returned-check or non-sufficient funds charge ("NSF Charge") to reimburse Lessor for the time and expense incurred with respect to a check that is returned for any reason including non-sufficient or uncollected funds, such NSF Charge is stipulated and liquidated at $25.00; (e) Require Lessee to assemble all equipment at Lessee's expense, at a place reasonably designated by Lessor, (f) Remove any physical obstructions for removal of the Equipment from the place where the Equipment is located and take possession of any or all items of Equipment, without demand or notice, wherever same may be located, disconnecting and separating all such Equipment from any other property, with or without any court order or pre-taking hearing or other process or law, it being understood that facility of repossession in the event of default is a basis for the financial accommodation reflected by this Agreement or any Lease hereunder. Lessee hereby waives any and all damages occasioned by such retaking. Lessor may at its option, use, ship, store or repair all Equipment so removed and shall sell, lease or otherwise dispose of any such Equipment at a private or public sale. Lessor may ? Equipment and resell or lease the Equipment at Lessee's premises at reasonable business hours without being required to remove the Equipment. In the event Lessor disposes of the Equipment, Lessor shall give Lessee credit for any sums received by Lessor from the sale or lease of the Equipment after deduction of the expenses of sale or lease. (The credit for any sums to be received by Lessor from such lease shall be discounted to the date of the Lease at six percent (6%) per annum). Lessee shall also be liable for and shall pay to Lessor (i) all expenses incurred by Lessor in connection with the enforcement of any of Lessor's remedies, including all expenses of repossessing, storing, shipping, repairing and selling the Equipment, and (ii) Lessor's reasonable attorney's fees. Lessor and Lessee acknowledge the difficulty in establishing a value for the unexpired Lease Term and owing to such difficulty agree that the provisions of this paragraph represent an agreed measure of damages and are not to be deemed a ? or penalty. (g) The entire amount paid as a deposit by Lessee shall constitute a transaction fee and shall be retained by Lessor regardless whether delivery of equipment in part or whole has taken place.

Whenever any payment is not made by Lessee when due hereunder, Lessee agrees to pay to Lessor, not later than one month thereafter, an amount calculated at the rate of fifteen cents per one dollar for each such delayed payment as compensation for Lessor's internal operating expenses arising as a result of such delayed payment, but only to the extent permitted by law. Such amount shall be payable in addition to all amounts payable by Lessee as a result of exercise of any of the remedies herein provided. All remedies of Lessor hereunder are cumulative, are in addition to any other remedies provided for by law, and may, to the extent permitted by law, be exercised concurrently or separately. The exercise of any one remedy shall not be deemed to be an election of such remedy or to preclude the exercise of any other remedy. No failure on the part of the Lessor to exercise and no delay in exercising any right or remedy shall operate as a waiver thereof or modify the terms of this Agreement or any Lease hereunder. A waiver of default shall not be a waiver of any other or subsequent default. Lessor's recovery hereunder shall in no event exceed the maximum recover permitted by law.

17. TIME OF ESSENCE: Time is of the essence of this Lease and of each and all of its provisions.

18. QUIET ENJOYMENT: The Lessor covenants that if, and so long as, the Lessee keeps and performs each and every covenant, condition and agreement to be performed or observed by it hereunder, the Lessee shall quietly enjoy the Leased Property hereunder without hindrance or molestation by the Lessor or any other person lawfully claiming the same.

19. PERFORMANCE OF LESSEE'S OBLIGATION BY LESSOR: In case of failure of Lessee to procure or maintain proper insurance or to pay such fees, duties, assessments, charges and taxes or to keep any item of Equipment free and clear of all liens, levies and encumbrances or in good repair, condition and working order, all as herein before provided, Lessor shall have the right, but not the obligation, without notice to or demand upon Lessee, and without releasing Lessee from any obligation herein before specified, to effect and pay for such insurance or to pay such fees, assessments, duties, charges and taxes or to keep such Equipment in good repair, condition and working order, as the case may be, and to pay, purchase, contest or compromise any encumbrance, charge or lien which in the sole judgment of Lessor appears to to affect such Equipment, and in exercising any such right, to incur any liability and expend whatever amounts in its absolute discretion it may deem necessary therefor. All sums incurred or expended by Lessor shall immediately become due and payable to Lessee upon payment by Lessor and shall thereafter bear interest at the rate of 18% per annum.

20. FURTHER ASSURANCES; OFFER AND ACCEPTANCE; LESSEE'S FINANCIAL INFORMATION:
Lessee's signing of this document shall constitute an offer to Lessor to enter into the Lease. In consideration of Lessor's time and effort in reviewing and acting on the offer, Lessee agrees that its offer shall be irrevocable for a period of thirty (30) business days after the date it is submitted to Lessor. Lessor's signing of this Lease shall constitute acceptance of Lessee's offer to enter into the Lease. Upon acceptance by Lessor, Lessee shall execute and deliver such instruments and assurances including, but not limited to, personal assurance, spouse's assurance and of assurance of any persons having more than twenty (20%) percent interest in legal persona should Lessee be a legal persona as Lessor deems necessary from time to time or ? for confirmation, assignment and assurance of performance by Lessee of its obligation hereunder or for perfection of this Lease, including but not limited to the filing of this Lease or the filing of Uniform Commercial Code Financing Statements (which Lessee agrees may be executed by Lessor on Lessee's behalf). Lessee further authorizes Lessor to insert in each Lease Schedule and in other appropriate documentation the serial number(s) and other identifying data of the Leased Property, and to insert applicable lease dates and assignment dates as necessary to complete such supplemental documentation. Lessee shall also provide Lessor with all credit information reasonably requested by Lessor, including but not limited to comparative audited financial statements for the most current year and interim reporting period. Lessee's failure to provide such information to Lessor shall be an event of default under Section 15 of this Lease. Lessor shall have the right at its sole discretion for any reason whatsoever for a reasonable period of time as solely determined by Lessor, after such financial information has been submitted to Lessor, to terminate this Lease by giving written notice of such termination to Lessee. In the event of such termination, all obligations of Lessor set forth herein shall be canceled, otherwise, Lessor shall confirm its acceptance in writing to Lessee.

21. NOTICES: Unless otherwise specifically provided herein, all notices to Lessor shall be delivered in person to an ? of the Lessor, or shall be sent certified mail return receipt requested to Lessor at its address or at any later address last known to the sender. All notices to Lessee shall be in writing and shall be delivered by mail at its address shown herein or at any later address last known to the sender.

22. SEVERABILITY: This Lease is intended to constitute a valid and enforceable legal instrument. In the event any provision hereof is declared invalid, such provision will be deemed severable from the remaining provisions of this Lease, all of which will remain in full force and effect.

23. MULTIPLE LESSEES: Lessee and each of them are jointly and severally responsible and liable to Lessor under this Lease. Lessor may with the consent of any one of the Lessees hereunder, modify, extend or change any of the terms, hereof without consent or knowledge of the others, without in any way releasing, waiving or impairing any right granted to Lessor against the others.

24. EXPENSE OF ENFORCEMENT: In the event of any legal action with respect to this Lease, the prevailing party in any such action shall be entitled to reasonable attorney fees, including attorney fees incurred at the trial level, including action in bankruptcy, court of appeal or review, or incurred without action, suits or proceedings, together with all costs and expenses incurred in pursuit thereof. The Lessee agrees that all litigation arising out of this lease or any breach thereof shall be filed and conducted in the California Superior Court for the County of Orange, unless the Lessor or its Assignee selects an alternative venue for litigation.

25. AGREEMENTS: This is the complete agreement by and between the parties hereto. NO ORAL OR WRITTEN AGREEMENT, GUARANTY, PROMISE, CONDITION, REPRESENTATION, OR WARRANTY SHALL BE BINDING UNLESS MADE A PART OF THIS LEASE BY DULY EXECUTED ADDENDUM. All agreements, representations and warranties contained in this Lease, or in any document or certificate delivered pursuant hereto or in connection herewith, shall survive the expiration or other termination of this Lease. Any provision of this Lease which may be determined by competent authority to be prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, Lessee hereby waives any provision of law which renders any provision hereof prohibited or unenforceable in any respect. THIS LEASE SHALL BE CONSTRUED IN ACCORDANCE WITH AND SHALL BE GOVERNED BY THE LAWS OF THE STATE OF CALIFORNIA.

26. ASSIGNMENT: WITHOUT THE PRIOR WRITTEN CONSENT OF LESSOR, LESSEE SHALL NOT ASSIGN THIS LEASE OR ITS INTEREST HEREUNDER IN ANY FORM OR MANNER INCLUDING; BUT NOT LIMITED TO, AN ASSIGNMENT DUE TO A SALE, MERGER, LIQUIDATION, SUB-LEASE, LEVERAGED BUYOUT, CHANGE OF OWNERSHIP OR CHANGE-IN-CONTROL. THE LESSOR MAY SELL AND ASSIGN ITS RIGHT, TITLE, INTEREST, OR ANY OTHER RIGHTS IT MAY HAVE AS AN OWNER AND LESSOR OF
THE LEASED PROPERTY TO AN ASSIGNEE ("ASSIGNEE"). LESSEE HEREBY CONSENTS TO SUCH ASSIGNMENT AND FURTHER AGREES AS FOLLOWS: (1) THAT ASSIGNEE DOES NOT ASSUME ANY OF THE OBLIGATIONS OF LESSOR HEREUNDER; (2) TO PAY ALL MONIES UNDER THE LEASE DIRECTLY TO ASSIGNEE, UNCONDITIONALLY WITHOUT OFFSET AND LESSEE FURTHER AGREES THAT SUCH MONIES SHALL BE PAYABLE NOTWITHSTANDING ANY DEFENSE OR COUNTERCLAIM WHATSOEVER, WHETHER BY
REASON OF BREACH OF THE LEASE, THE EXERCISE OF ANY RIGHT HEREUNDER, OR OTHERWISE, WHICH IT MAY OR MIGHT NOW OR HEREAFTER HAVE AS AGAINST THE LESSOR (THE LESSEE RESERVING ITS RIGHT TO HAVE RECOURSE DIRECTLY AGAINST LESSOR ON ACCOUNT OF ANY SUCH DEFENSE OR COUNTERCLAIM); AND (3) THAT SUBJECT TO AND WITHOUT IMPAIRMENT OF THE LESSEE'S LEASEHOLD RIGHTS IN
AND TO THE LEASED PROPERTY COVERED HEREUNDER, LESSEE SHALL HOLD SAID LEASED PROPERTY AND THE POSSESSION THEREOF FOR THE ASSIGNEE TO THE
EXTENT OF THE ASSIGNEE'S RIGHTS THEREIN.

27. MISCELLANEOUS: (1) LESSEE HEREBY ACKNOWLEDGES THAT THIS LEASE IS NONCANCELABLE FOR THE ORIGINAL RENTAL TERM SET FORTH IN EACH SCHEDULE.
(2) LESSEE UNDERSTANDS AND ACKNOWLEDGES THAT NO BROKER OR SUPPLIER NOR ANY SALESMAN, BROKER OR AGENT OF ANY BROKER OR SUPPLIER IS AN AGENT OF LESSOR. NO BROKER OR SUPPLIER, NOR ANY SALESMAN, BROKER OR AGENT OF ANY BROKER OR SUPPLIER IS AUTHORIZED TO WAIVE OR ALTER ANY TERM OR CONDITION OF THIS LEASE, AND NO REPRESENTATION AS TO THE EQUIPMENT OR ANY OTHER MATTER BY A BROKER OR SUPPLIER OR ANY SALESMAN, BROKER OR AGENT OF ANY BROKER OR SUPPLIER SHALL IN ANY WAY AFFECT LESSEE'S DUTY TO PAY THE RENTALS AND TO PERFORM LESSEE'S OBLIGATIONS SET FORTH IN THIS LEASE.

28. ENTIRE AGREEMENT; WAIVER: This instrument and the Schedules executed by Lessor and Lessee constitute the entire agreement between Lessor and Lessee with respect to the Equipment and the subject matter of this Lease. No provision of this Lease shall be modified unless in writing signed by an authorized representative of Lessor. Waiver by Lessor of any provision hereof in one instance shall not constitute a waiver of any other instance.

        LESSEE SIGNATURE                            ACCEPTED BY LESSOR

THE LESSEE AGREES TO ALL OF THE TERMS       THIS AGREEMENT AND EACH INDIVIDUAL
AND CONDITIONS CONTAINED IN THIS            LEASE SHALL NOT BE BINDING UPON
AGREEMENT. THE LESSEE ALSO                  LESSOR OR BECOME EFFECTIVE UNTIL
ACKNOWLEDGES TO HAVE READ AND AGREED        AND UNLESS LESSOR ACCEPTS THE SAME
TO ALL THE TERMS AND CONDITIONS.            IN WRITING. THE UNDERSIGNED AGREES
LESSEE FURTHER ACKNOWLEDGES THAT THE        TO ALL OF THE TERMS AND CONDITIONS
LEASED EQUIPMENT IS:  / / NEW  / / USED     CONTAINED IN THIS AGREEMENT, ON
                                            EACH SCHEDULE AND IN ANY OTHER
                                            ATTACHMENTS HERETO ALL OF WHICH
                                            ARE INCORPORATED HEREIN BY
Signature X /s/ Ronald M. Kaplan            REFERENCE AND MADE A PART OF THIS
            --------------------            AGREEMENT AND ALL OF WHICH THE
Date 6/10/96                                UNDERSIGNED ACKNOWLEDGES TO HAVE
     -------                                READ AND AGREED TO. EACH LEASE
(Lease must be signed by authorized         HEREUNDER IS A NONCANCELABLE NET
Corporate Officer, Partner or Proprietor)   LEASE FOR THE FULL TERM.

Print Name  Ronald M. Kaplan                Signature X /s/ J. Raeder
            ----------------                            -----------------------
Title  President                                        J. Raeder
       ------------

For MVAK Technologies, Inc.                 Title  President  Date  7/11/96
    -------------------------------------         ----------      -------------
Legal Name of Corporation or Partnership    For THE REPUBLIC GROUP, LLC Legal
                                            Name of Corporation

                         EXHIBIT A


===============================================================================
Item No.      Qty       Description
-------------------------------------------------------------------------------
                        VENDOR
                        ROTO-JET OF AMERICA COMPANY, INC.
                        2819 SAN FERNANDO BOULEVARD
                        BURBANK, CALIFORNIA  91504

  1            1        RJ-2 Parts Washer, 7.5HP/220VAC/3PH/60Hz
                        28" x 28" x 35" x 1000lb. wash capacity, thermal insulation, chip basket, chain drive, full instrumn.


  2            1        12" Dia. Stainless Steel Wheel Oil skimmer w/GFCI
  3            1        External Filter System
  4            1        Gas Heat Forced Draft 250,000 BTU w/Std. Controls

===============================================================================

This Exhibit is hereby verified as     Exhibit attached to and made part
correct by the undersigned LESSEE      of that Lease No. F5376  dated the
and constitutes all the equipment      11th day of July 1996 between
covered by the referenced lease.       LESSEE and THE REPUBLIC GROUP, LLC

LESSEE: MVAK Technologies, Inc.

BY: /s/ Ronald M. Kaplan President          BY: /s/ J. Raeder        President
   -------------------------------             -------------------------------
                           Title                    J. Raeder          Title

DATE:    6/10/96
     -----------------------------

Page 1 of 1 of this Exhibit

The
Republic                         ADDENDUM "A"
Group, LLC [LOGO]

                                     TO

         MASTER LEASE AGREEMENT NO:
                                    ----------------------
         LEASE SCHEDULE NO:
                                    ----------------------

Reference is made to the above-referenced Master Lease Agreement ("Lease")
dated the             day of                 , 1996 by and between
          -----------       -----------------
MVAK Technologies, Inc. as Lessee, and THE REPUBLIC GROUP, LLC as Lessor.

Notwithstanding the terms and conditions contained in the Lease and to the limited extent hereof, the parties hereto agree as follows:

    "AFTER THE FINAL BASE LEASE PAYMENT HAS BEEN MADE, PLUS ALL ACCRUED BUT UNPAID LATE CHARGES, INTEREST, TAXES, PENALTIES AND/OR ANY OTHER SUMS DUE AND OWING UNDER THE MASTER LEASE AGREEMENT, AND NO EVENT OF DEFAULT, AS THE SAME IS MORE
    FULLY DESCRIBED IN SAID LEASE, HAS OCCURRED OR IS CONTINUING, (AS TO LEASE SCHEDULE --- TO SAID LEASE) LESSEE SHALL HAVE THE OPTION TO PURCHASE SAID EQUIPMENT FROM LESSOR, OR LESSOR'S ASSIGNEE, FOR ONE FINAL PAYMENT OF ONE ($1.00)
    U.S. DOLLAR, FOR WHICH TITLE SHALL PASS FROM LESSOR TO LESSEE, PROVIDED WRITTEN NOTICE OF INTENT TO PURCHASE
    IS DELIVERED TO LESSOR (BY CERTIFIED MAIL) ONE HUNDRED
    AND EIGHTY (180) DAYS PRIOR TO THE END OF THE BASE TERM."

In all other respects, the terms and conditions of the Lease, as originally set forth, shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto, by their authorized signatories, have executed this Addendum "A" at the date set forth below their respective signatures.

LESSEE:                                     LESSOR:

MVAK Technologies, Inc.                     THE REPUBLIC GROUP, LLC

BY: /s/ Ronald M. Kaplan                    BY:
   -------------------------------          ----------------------------------

NAME:  Ronald M. Kaplan                     NAME:
     -----------------------------               ------------------------------

TITLE:   President                          TITLE:
      ----------------------------                -----------------------------

DATE:    6/10/96                            DATE:
     -----------------------------               ------------------------------

THE
REPUBLIC
GROUP, LLC [LOGO]
                               ADDENDUM "A"
                                    TO
                    MASTER LEASE AGREEMENT NO: ------------
                         LEASE SCHEDULE NO: ------------

Reference is made to the above-referenced Master Lease Agreement ("Lease") dated the ------- day of ----------, 1996 by and between M.V.A.K. Technologies, Inc. as Lessee, and THE REPUBLIC GROUP, LLC as Lessor.

Notwithstanding the terms and conditions contained in the Lease and to the limited extent hereof, the parties hereto agree as follows:

    "AFTER THE FINAL BASE LEASE PAYMENT HAS BEEN MADE, PLUS ALL ACCRUED BUT UNPAID LATE CHARGES, INTEREST, TAXES, PENALTIES AND/OR ANY OTHER SUMS DUE AND OWING UNDER THE MASTER LEASE AGREEMENT, AND NO EVENT OF DEFAULT, AS THE SAME IS MORE FULLY DESCRIBED IN SAID LEASE, HAS OCCURRED OR IS CONTINUING, (AS TO LEASE SCHEDULE --- TO SAID LEASE) LESSEE SHALL HAVE THE OPTION TO PURCHASE SAID EQUIPMENT FROM LESSOR, OR LESSOR'S ASSIGNEE, FOR ONE FINAL PAYMENT OF ONE ($1.00) U.S. DOLLAR, FOR WHICH TITLE SHALL PASS FROM LESSOR TO LESSEE, PROVIDED WRITTEN NOTICE OF INTENT TO PURCHASE IS DELIVERED TO LESSOR (BY CERTIFIED MAIL) THIRTY (30) DAYS PRIOR TO THE
    END OF THE BASE TERM."

In all other respects, the terms and conditions of the Lease, as originally set forth, shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto, by their authorized signatories, have executed this Addendum "A" at the date set forth below their respective signatures.

LESSEE:                                LESSOR:

M.V.A.K. Technologies, Inc.            THE REPUBLIC GROUP, LLC
BY:  /S/ Ronald M. Kaplan              BY:---------------------
NAME: Ronald M. Kaplan                 NAME:-------------------
TITLE: President                       TITLE:------------------
DATE: 5/20/96                          DATE:-------------------

ACCT. NO. ---------------            NEW JERSEY VEHICLE           DATE  12/19/91
                                 RETAIL INSTALMENT CONTRACT            ----------------
                                                                      16489
----------------------------------------------------------------------------------------------------------------------
Buyer (and Co-Buyer) Name and Address (Include County and Zip Code)    CREDITOR (Seller Name and Address)
   MVAK TECHNOLOGIES INC. & RONALD KAPLAN                                 PARK PONTIAC
   299-4 RIDGEDALE AVE                                                    COMMUNIPAW AVE.
   EAST HANOVER NJ 07936                                                  JERSEY CITY NJ 07304
----------------------------------------------------------------------------------------------------------------------

You, the Buyer (and Co-Buyer, if any), may buy the vehicle described below for cash or on credit. The cash price is shown below as "Cash Price". The credit price is shown below as "Total Sale Price". By signing this contract, you choose to buy the vehicle on credit under the agreements on the front and back of this contract.

----------------------------------------------------------------------------------------------------------------------
                                                                 If Truck
New or                                        Body       No.       Ton            Vehicle               Use For Which
 Used      Year and Make       Series         Style      Cyl.    Capacity    Identification Number        Purchased
----------------------------------------------------------------------------------------------------------------------
 NEW        1991 GMC          VANDURA         G3500                            1GTGG35K5M7517488          Personal
----------------------------------------------------------------------------------------------------------------------
INCLUDING:
                 Air               Automatic           Power
/ / Radio     / /Conditioner    / /Transmission     / /Steering     / /--------------    / /----------------
----------------------------------------------------------------------------------------------------------------------

TRADE-IN:                              $      N/A            $       N/A
           ------------------------    ------------------    -----------------
                Year and make           Gross Allowance         Amount Owing

----------------------------------------------------------------------------------------------------------------------
                                 ITEMIZATION OF AMOUNT FINANCED
(1) Cash Price (including $1124.76 sales tax)....................................................$17,192.76(1)
(2) Total Downpayment = Net Trade-in $ N/A + Cash
    Downpayment $3,255.76........................................................................$ 3,255.76(2)
                                                                                                 ----------
(3) Unpaid Balance of Cash Price (1 minus 2).....................................................$13,937.00(3)
                                                                                                 ----------
(4) Amounts Paid on Your Behalf
    To Public Officials (i) for official fees (license, title
          & registration fees $25.00,
          and for filing fees $ N/A );
      (ii) for taxes (not in Cash Price) $ N/A ....................................$25.00
    To Insurance Companies for
         Vehicle Insurance.........................................................  N/A
         Credit Life Insurance.....................................................  N/A
         Credit Disability Insurance...............................................  N/A
         -------------------------.................................................  N/A
    To -------------------- for ---------------------- ............................  N/A
    To -------------------- for ---------------------- ............................  N/A
    To -------------------- for ---------------------- ............................  N/A
          Total....................................................................              $    25.00(4)
                                                                                                 ----------
(5) Amount Financed (3 plus 4).....................................................              $13,962.00(5)
                                                                                                 ----------
----------------------------------------------------------------------------------------------------------------------
Amount Financed (The amount of credit provided to you or on your behalf).........................$13,962.00
                                                                                                 ----------
FINANCE CHARGE (The dollar amount the credit will cost you)......................................$ 3,522.00
                                                                                                 ----------
ANNUAL PERCENTAGE RATE (The cost of your credit as a yearly rate).................. 11.50%
                                                                                    -----
Total of Payments (The amount you will have paid when you have made all scheduled payments)......$17,484.00
                                                                                                 ----------
Payment Schedule - Your payment schedule will be:
   / /  Number of            Amount of Each               When Payments
        Payments                Payment                      are Due
          47                    $364.25                  monthly starting
        1 Final                 $364.25                   Jan. 18, 1992
   / /

Total Sale Price (The total price of your purchase on credit, including your downpayment of $3,255.76)   $20,739.76

Prepayment: You may be entitled to a refund of part of the Finance Charge if you pay off your debt early.
Late Payment: You must pay a late charge on each payment made more than 10 days late. If the Cash Sale Price is $10,000 or less the charge is 5 percent of the late payment or $5.00, whichever is less. Otherwise the charge is 7.5 percent of the late payment or $50.00, whichever is less.
Security Interest: You are giving a security interest in the vehicle being purchased.
Contract: Please see this contract for additional information on security interest, nonpayment, default, the right to require repayment of your debt in full before the scheduled date and prepayment refund.

-------------------------------------------------------------------------------

COMMERCIAL OR AGRICULTURAL USE CONTRACTS: The charge shown in the above box for late payment is applicable to personal, family or household use contracts only. If you purchased the vehicle for commercial or agricultural use, you must pay a late charge on each payment made more than 10 days late of 7.5 per cent of the late payment or $50.00, whichever is less.

                                 INSURANCE
A. VEHICLE INSURANCE:
   You are required to insure the vehicle. If a charge is shown below, the Creditor will try to buy the coverages checked for the term shown. Coverages will be based on the cash value of the vehicle at the time of loss but not more than the limits of the policy.

   / / Comprehensive              / / Fire-Theft-Combined        / / Term ----- Months (Estimate)
                                      Additional Coverage
   / / $------- deductible        / / Towing and Labor               Premium  $  N/A
                collision

       THIS DOES NOT INCLUDE INSURANCE ON YOUR LIABILITY FOR BODILY INJURY OR PROPERTY DAMAGE. WITHOUT SUCH INSURANCE, YOU MAY NOT OPERATE THIS VEHICLE ON PUBLIC HIGHWAYS.

           VEHICLE INSURANCE MAY BE OBTAINED FROM A PERSON OF YOUR CHOICE

B. CREDIT AND OTHER OPTIONAL INSURANCE:

    CREDIT LIFE, CREDIT DISABILITY AND OTHER OPTIONAL INSURANCE ARE NOT REQUIRED TO OBTAIN CREDIT AND WILL NOT BE PROVIDED UNLESS YOU SIGN AND AGREE TO PAY THE PREMIUM

   / / Credit Life -----------------------   ----------------------   $ N/A   -------------------
                          Insurer                 Insured(s)          Premium      Signature

   / / Credit      -----------------------   ----------------------   $ N/A   -------------------
       Disability         Insurer                 Insured(s)          Premium      Signature

       Credit Life and Credit Disability insurance are for the term of the contract. The amount and coverages are shown in a notice or agreement given to you on this date.

   / /  -----------------------   ----------------------   --------   $ N/A   -------------------
          Type of Insurance               Insurer            Term     Premium      Signature

----------------------------------------------------------------------------------------------------------------------

                           NOTICE TO RETAIL BUYER
                     DO NOT SIGN THIS CONTRACT IN BLANK.
       YOU ARE ENTITLED TO A COPY OF THE CONTRACT AT THE TIME YOU SIGN.
                    KEEP IT TO PROTECT YOUR LEGAL RIGHTS.

BUYER ACKNOWLEDGES RECEIPT OF A TRUE AND COMPLETELY FILLED IN COPY OF THIS CONTRACT AT THE TIME OF SIGNING.

BUYER  /S/  Ronald M. Kaplan  Pres.     (CO)BUYER   /s/ Ronald M. Kaplan
SIGNS --------------------------------  SIGNS      --------------------------

                      SEE BACK FOR ADDITIONAL AGREEMENTS

By signing below, the Seller accepts this contract.

SELLER      PARK PONTIAC        By                   Title
        ----------------------      ----------------       -------------------

-------------------------------------------------------------------------------
ASSIGNMENT: If no other Assignee is named in a separate assignment attached to this contract the Seller assigns it to Ford Motor Credit Company under the Assignment on the back of this contract.

SELLER      PARK PONTIAC        By                   Title
        ----------------------      ----------------       -------------------

------------------------------------------------------------------------------
C 17629 APR 91  Previous editions may NOT be used.

      FOR SELLER'S USE ONLY      KEY-I          KEY-G        91-002   ORIGINAL

                            ADDITIONAL AGREEMENTS

A. Payments: You must make all payments when they are due. You may prepay your debt at any time. If you prepay in full, you will get a refund of part of the Finance Charge. If the vehicle is purchased for personal, family or household use and the cash price is $10,000 or less, the refund will be figured by the actuarial method. Otherwise the refund will be figured by the sum of the digits method after first substracting $50.00 from the Finance Charge.

   The Creditor is not liable though if he cannot do so. If these coverages cost more than the amount shown for insurance, the Creditor may buy them for a shorter term or he may give you credit for the amount shown. If he cannot buy any insurance, he will give you credit for the amount shown. The credit will be made to the next payments due, if allowed by law.

E. Late Charge: You will have to pay a late charge on each payment

                              EXHIBIT 3.17

                           INSURANCE POLICIES

                    Certificates of Insurance Attached

THE HANOVER INSURANCE COMPANIES

                         BUSINESS AUTO POLICY
                         RENEWAL DECLARATIONS
                                                 RENEWAL OF POLICY
                                                    ADY 5023232
----------------------------------------------------------------------------------------------------------------------
                      POLICY PERIOD
 POLICY NUMBER       FROM         TO       COVERAGE IS PROVIDED IN THE              AGENCY CODE
----------------------------------------------------------------------------------------------------------------------
ADY 5023232 02     11/24/96    11/24/97    MASSACHUSETTS BAY INSURANCE CO.           410720400
----------------------------------------------------------------------------------------------------------------------
NAMED INSURED AND ADDRESS                               AGENT
----------------------------------------------------------------------------------------------------------------------
  ITEM ONE                                               TELEPHONE: 201-887-5200
  MVAK TECHNOLOGIES, INC.                                THORNTON AGENCY, INC.
  P.O. BOX 296                                           SUITE 200
  299-4 RIDGEDALE AVE                                    333 LITTLETON ROAD
  EAST HANOVER, NJ  07936                                PARSIPPANY, NJ  07054
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------

POLICY PERIOD - 12:01 AM STANDARD TIME AT THE NAMED INSUREDS ADDRESS STATED ABOVE. FORM OF NAMED INSUREDS BUSINESS - CORPORATION

----------------------------------------------------------------------------------------------------------------------
ITEM TWO -              SCHEDULE OF COVERAGES AND COVERED AUTOS

EACH OF THESE COVERAGES WILL APPLY ONLY TO THOSE AUTOS SHOWN AS COVERED AUTOS.
AUTOS ARE SHOWN AS COVERED AUTOS FOR A PARTICULAR COVERAGE BY THE ENTRY OF ONE
OR MORE OF THE SYMBOLS FROM THE COVERED AUTOS SECTION OF THE BUSINESS AUTO
COVERAGE FORM CA 0001.
----------------------------------------------------------------------------------------------------------------------
                          COVERED     LIMIT - THE MOST WE WILL PAY FOR
     COVERAGES             AUTOS      ANY ONE ACCIDENT OR LOSS                     PREMIUM
----------------------------------------------------------------------------------------------------------------------
LIABILITY INSURANCE       01          $500,000 COMBINED SINGLE LIMIT              $1,233
----------------------------------------------------------------------------------------------------------------------
AUTO MED. PAY. INS.       02          $10,000                                     $  116
----------------------------------------------------------------------------------------------------------------------
UNINSURED MOTORISTS<F*>   02          $500,000                                    $  107
----------------------------------------------------------------------------------------------------------------------
PERS. INJURY PROT         05          SEE ITEM THREE FOR PIP COVERAGE             $    1
----------------------------------------------------------------------------------------------------------------------
PHYSICAL DAMAGE INS.                  ACTUAL CASH VALUE OR COST OF REPAIR,
                                      WHICHEVER IS LESS, MINUS DEDUCTIBLE
----------------------------------------------------------------------------------------------------------------------
COMPREHENSIVE             07          SEE ITEM THREE FOR DEDUCTIBLE FOR EACH      $  105
                                      COVERED AUTO FOR ALL LOSS. NO DEDUCTIBLE
                                      APPLIES TO LOSS BY FIRE OR LIGHTNING. SEE
                                      ITEM FOUR FOR HIRED OR BORROWED "AUTOS".
----------------------------------------------------------------------------------------------------------------------
COLLISION                 07          SEE ITEM THREE FOR DEDUCTIBLE FOR EACH      $  189
                                      COVERED AUTO. SEE ITEM FOUR FOR HIRED OR
                                      BORROWED "AUTOS".
----------------------------------------------------------------------------------------------------------------------

<F*> FOR THE FOLLOWING STATES UNDERINSURED MOTORIST COVERAGE IS INCLUDED FOR
     THOSE COMMERCIAL AUTOS (VEHICLES #010-999) DESCRIBED IN ITEM THREE FOR
     WHICH A PREMIUM CHARGE IS SHOWN: NJ
----------------------------------------------------------------------------------------------------------------------
FORMS AND ENDORSEMENTS CONTAINED IN THE POLICY AT ITS INCEPTION-
CA0001   1293+, CAO184   0995+, IL0208   0689+, CA0188   0995+, CA0187   0995+,
CA9903   1293+, CA2230   0995+, CA2114   0995+.
----------------------------------------------------------------------------------------------------------------------
                                        ESTIMATED TOTAL (ANNUAL) PREMIUM          $ 1751.00
                                        ------------------------------------------------------------------------------

    N.J. PROPERTY-LIABILITY GUARANTEE ASSOC. CHARGE                               $    5.25
    ESTIMATED TOTAL PREMIUM INCLUDING GUARANTEE ASSOC. CHG.                       $1,756.25

COUNTERSIGNED THIS 9TH DAY OF OCTOBER, 1996          /S/
                                                ------------------------------
                                                  AUTHORIZED REPRESENTATIVE
THESE DECLARATIONS TOGETHER WITH THE BUSINESS AUTO POLICY PROVISIONS AND ENDORSEMENTS, IF ANY, ISSUED TO FORM A PART THEREOF, COMPLETE THE ABOVE NUMBERED POLICY.
-------------------------------------------------------------------------------

PAGE       1                                            DIRECT BILL
  7                       INSURED                   ISSUE DATE 09/20/96

THE HANOVER INSURANCE COMPANIES

                         BUSINESS AUTO POLICY
                         RENEWAL DECLARATIONS
                                                 RENEWAL OF POLICY
                                                    ADY 5023232
----------------------------------------------------------------------------------------------------------------------
                      POLICY PERIOD
 POLICY NUMBER       FROM         TO       COVERAGE IS PROVIDED IN THE              AGENCY CODE
----------------------------------------------------------------------------------------------------------------------
ADY 5023232 02     11/24/96    11/24/97    MASSACHUSETTS BAY INSURANCE CO.           410720400
----------------------------------------------------------------------------------------------------------------------
NAMED INSURED AND ADDRESS                               AGENT
----------------------------------------------------------------------------------------------------------------------
  ITEM ONE                                               TELEPHONE: 201-887-5200
  MVAK TECHNOLOGIES, INC.                                THORNTON AGENCY, INC.
  P.O. BOX 296                                           SUITE 200
  299-4 RIDGEDALE AVE                                    333 LITTLETON ROAD
  EAST HANOVER, NJ  07936                                PARSIPPANY, NJ  07054
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
ITEM THREE-                SCHEDULE OF COVERED AUTOS YOU OWN
                                                                                 CHG
                                                   COST/              STATED     EFF
AUTO ST TER YR DESCRIPTION      SERIAL NUMBER      SYMBOL     CLASS   AMOUNT     DATE
10   NJ 025 95 GMC VANDURA    1GTGG39K6SF506626    20,000     01199             11/24
----------------------------------------------------------------------------------------------------------------------
           MED PAY
AUTO       LIMITS                        UNINSURED/UNDERINSURED MOTORIST LIMITS
10        $10,000                        $500,000
----------------------------------------------------------------------------------------------------------------------
AUTO                                     PERSONAL INJURY PROTECTION
10                                       PEDESTRIAN COV
----------------------------------------------------------------------------------------------------------------------
      PHYS DAM COVERAGE & DEDUCTIBLES               OTHER COVERAGES
AUTO      COMP                 COLL
10        $500                 $500
----------------------------------------------------------------------------------------------------------------------
PREMIUMS--               ADDED   MED    UM/   COMP/SPEC             TOW &   OBEL/     TOTAL
AUTO    SL         PIP    PIP    PAY    UND    PERILS   COLLISION   LABOR   OTHER    PREMIUM
10    $1070        $1           $116   $107     $105      $189                       $1,588
----------------------------------------------------------------------------------------------------------------------

PAGE       2                                            DIRECT BILL
  8                       INSURED                   ISSUE DATE 09/20/96

THE HANOVER INSURANCE COMPANIES

                         BUSINESS AUTO POLICY
                         RENEWAL DECLARATIONS
                                                 RENEWAL OF POLICY
                                                    ADY 5023232
----------------------------------------------------------------------------------------------------------------------
                      POLICY PERIOD
 POLICY NUMBER       FROM         TO       COVERAGE IS PROVIDED IN THE              AGENCY CODE
----------------------------------------------------------------------------------------------------------------------
ADY 5023232 02     11/24/96    11/24/97    MASSACHUSETTS BAY INSURANCE CO.           410720400
----------------------------------------------------------------------------------------------------------------------
NAMED INSURED AND ADDRESS                               AGENT
----------------------------------------------------------------------------------------------------------------------
  ITEM ONE                                               TELEPHONE: 201-887-5200
  MVAK TECHNOLOGIES, INC.                                THORNTON AGENCY, INC.
  P.O. BOX 296                                           SUITE 200
  299-4 RIDGEDALE AVE                                    333 LITTLETON ROAD
  EAST HANOVER, NJ  07936                                PARSIPPANY, NJ  07054
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
ITEM FOUR-       SCHEDULE OF HIRED OR BORROWED COVERED AUTOMOBILE COVERAGE
               LIABILITY INSURANCE - RATING BASIS, COST OF HIRE - CLASS 6611

                  ESTIMATED      RATE PER $100                   LIABILITY
STATE            COST OF HIRE     COST OF HIRE                    PREMIUM
NJ                 IF ANY            3.415                         $92

                                             TOTAL PREMIUM         $92

COST OF HIRE MEANS THE TOTAL AMOUNT YOU INCUR FOR THE HIRE OF AUTOS YOU DO NOT OWN (NOT INCLUDING AUTOS YOU BORROW OR RENT FROM YOUR EMPLOYEES OR THEIR FAMILY MEMBERS). COST OF HIRE DOES NOT INCLUDE CHARGES FOR SERVICES PERFORMED BY MOTOR CARRIERS OF PROPERTY OR PASSENGERS.

ITEM FIVE-    SCHEDULE FOR EMPLOYERS NON-OWNERSHIP LIABILITY
          COVERED AUTOS BORROWED FROM YOUR EMPLOYEES OR MEMBERS OF THEIR HOUSEHOLD-RATING BASIS, NUMBER OF EMPLOYEES

                  CLASS        ESTIMATED NUMBER                  LIABILITY
STATE             CODE          OF EMPLOYEES                      PREMIUM
NJ                6601            IF ANY                           $71

                                                    TOTAL          $71

IF THE BILL FOR YOUR POLICY IS NOT ENCLOSED, IT WILL BE SENT TO YOU SEPARATELY.

PAGE       3                                            DIRECT BILL
  9                       INSURED                   ISSUE DATE 09/20/96

--------------------------------------------------------------------------------

81   (Policy Provisions: WC 00 00 00 (NM ONLY), WC 00 00 00 A)
54
CZ   INFORMATION PAGE - AR
WZ   WORKERS COMPENSATION AND EMPLOYERS LIABILITY POLICY

INSURER: HARTFORD UNDERWRITERS INSURANCE COMPANY
         HARTFORD PLAZA, HARTFORD, CONNECTICUT 06116

         NCCI Company Number:   10456                        [ITT HARTFORD LOGO]
         Company Code:   6

                                                                   Suffix
                                                               LARS     RENEWAL
                           POLICY NUMBER:   77 WZ   CZ5481                 00
                     Previous Policy Number:   77 WZ   NB4743

1. Named Insured and Mailing Address:        MVAK TECHNOLOGIES INC.
   (No., Street, Town, State, Zip Code)      PO BOX 296
                                             EAST HANOVER, NJ 07936
   FEIN Number: 222416696

   State Identification Number(s):  NJ 268354

   The Named Insured Is: CORPORATION
   Business of Named Insured: REPAIR OF VACUUM PUMPS
   Other Workplaces Not Shown Above: 2994 RIDGEDALE AVE  E. HANOVER  NJ

2. Policy Period:    From  04/22/96     To   04/05/97      SHORT TERM
                     12:01 a.m., Standard time at the insured's mailing address.

   Producer's Name:  NEW JERSEY REINS POOL
                     THORNTON AGENCY INC
                     333 LITTLETON RD
                     PARSIPPANY, NJ 07054

   Producers Code:   653474

  Issuing Office:   ITT HARTFORD
                    P.O. BOX 659511
                    SAN ANTONIO         TX  78265
                    (800) 852-7991
-------------------------------------------------------------------------------
Total Estimated Annual Premium:    $2,572
               Deposit Premium:
        Policy Minimum Premium:    $  280    NJ
-------------------------------------------------------------------------------
Audit Period: ANNUAL                   Installment Term:
The policy is not binding unless countersigned by our authorized representative.

/s/  Jerry Marbach
Authorized Representative

Form WC 00 00 01 A Printed in U.S.A.          Page 1 (Continued on next page)
Process Date: 04/30/96                        Policy Expiration Date: 04/05/97
                             ORIGINAL

INFORMATION PAGE (Continued)                  Policy Number: 77 WZ CZ5481

3.A. Workers Compensation Insurance: Part one of the policy applies to the Workers Compensation Law of the states listed here: NJ

  B. Employers Liability Insurance: Part Two of the policy applies to work in each state listed in Item 3.A. The limits of our liability under Part Two are:
                       Bodily injury by Accident     $100,000   each accident
                       Bodily injury by Disease      $500,000   policy limit
                       Bodily injury by Disease      $100,000   each employee

  C. Other States Insurance: Part Three of the policy applies to the states, if any, listed here:
      ALL STATES EXCEPT NV, ND, OH, WA, WV, WY, TX, ME, RI, MN, LA, FL, CA, NY, MA, WI, MS, CO, MD, MT, OK, PA, UT, AK, HI, NM, MO, KY AND STATES DESIGNATED IN ITEM 3.A. OF THE INFORMATION PAGE

  D.  This policy includes these endorsements and schedule:
      WC 29 03 01

4. The premium for this policy will be determined by our Manuals of Rules, Classifications, Rates and Rating Plans. All information required below is subject to verification and change by audit.

------------------------------------------------------------------------------------------
                                    Premium Basis
Classifications                     Total Estimated        Rates Per            Estimated
Code Number and                     Annual                 $100 of              Annual
Description                         Remuneration           Remuneration         Premium
------------------------------------------------------------------------------------------
3685                                    88,531                1.68               1,487
INSTRUMENT MFG NOC

8742                                    31,291                 .64                 200
SALESMEN OUTSIDE

8810                                   138,807                 .37                 514
CLERICAL OFFICE EMPLOYEES NOC

TOTAL PREMIUM SUBJECT TO EXPERIENCE MODIFICATION                                 2,201
NJ - INTRA EXPERIENCE MODIFICATION                                               1.016
PREMIUM ADJUSTED BY APPLICATION OF EXPERIENCE MODIFICATION                       2,236
TOTAL ESTIMATED ANNUAL STANDARD PREMIUM                                          2,236
EXPENSE CONSTANT 0900                                                              153
NJ ESTIMATED 2ND INJURY FUND SURCHARGE 8.030 PERCENT                               180
NJ ESTIMATED UNINSURED EMPLOYERS FUND SURCHARGE 0.150 PERCENT                        3
TOTAL ESTIMATED ANNUAL PREMIUM                                                   2,572


------------------------------------------------------------------------------------------

Total Estimated Annual Premium:                    $2,572
               Deposit Premium:
        Policy Minimum Premium:   $280 NJ
-------------------------------------------------------------------------------

Interstate/Intrastate Identification Number:

Labor Contractors Policy Number:                      SIC:


Form WC 00 00 01 A     (1) Printed in U.S.A.    Page 2
Process Date: 04/30/96                          Policy Expiration Date: 04/05/97

                             MVAK TECHNOLOGIES, INC.
                                 POLICY SUMMARY
                                DECEMBER 3, 1996

------------------------------------------------------------------------------

                                IMPORTANT COMMENTS

This summary provides only a brief description of some of the coverages and protection you have purchased. It schedules all of the policies issued through this office but does not fully describe any contract. The summary does not go into detail as respects policy conditions, limitations, extensions and restrictions, definitions or exclusions. Do not use this summary as a substitute for reading and understanding your actual policies since it is only meant to highlight some parts of each one. Only the language of the actual policy determines the scope and extent of your insurance protection. If there are any discrepancies between your policies and this summary, THE PROVISIONS OF THE POLICY SHALL PREVAIL. If you note any
         ------------------------------------------
inconsistencies between the policy summary and the insurance contracts or any letter written to you by this office, please contact me immediately.

------------------------------------------------------------------------------

I  POLICY FORM    -COMMERCIAL LINES POLICY
                   -----------------------

   SCHEDULED      - 299-4 Ridgedale Ave., East Hanover, NJ
   PREMISES

   POLICY COVERAGE
     COMMERCIAL PROPERTY SECTION
     ---------------------------
       Building and Personal Property Form (Form CP 00 10 10/91) - This form
       -----------------------------------
       outlines your covered property (building and/or business personal property); property not covered (read this section very carefully); additional coverages; coverage extensions; limits of insurance
       (i.e., signs limited to $1,000 attached to the building); loss conditions; additional conditions; optional coverages (agreed value inflation guard and replacement cost) and definitions (read this section very carefully).

       Optional coverages under this form (agreed value, inflation guard and replacement cost) do not apply unless shown below or in the policy limits section of this summary.

         1.  Replacement cost

       Cause of Loss-Special Form (Form CP 10 30 10/91) - "Risks of direct
       --------------------------
       physical loss" are covered losses unless excluded or limited by the form. Not all causes of loss are covered. It is imperative you carefully read this form to understand the company's intent of coverage before a loss occurs.

       NOTE: The following are examples of only some of the items that are not covered, covered for only limited perils and/or values or excluded:
                Property Not Covered
                --------------------
                  1.  Money
                  2.  Walks or paved surfaces
                  3.  Foundations
                  4.  Retaining walls not part of the building
                  5.  Underground pipes

                                  THORNTON AGENCY
                                    INSURANCE

                             MVAK TECHNOLOGIES, INC.
                                 POLICY SUMMARY
                                DECEMBER 3, 1996

------------------------------------------------------------------------------

I  POLICY COVERAGE
     COMMERCIAL PROPERTY SECTION (continued)
     ---------------------------
          Limited Perils and/or Values Apply
          ----------------------------------
              1.  Newly acquired or constructed property
              2.  Personal effects of employees and property of others
              3.  Valuable papers
              4.  Property off premises or more than 100 feet from the building
              5.  Fences, trees, shrubs, antennas and signs
              6.  Vacancy more than sixty (60) consecutive days
              7.  Glass
              8.  Theft of jewelry, furs, patterns, dies, molds, forms, stamps
              9.  Debris removal

          Exclusions (Partial Listing)
          ----------
              1.  Earth movement
              2.  Building ordinance or law
              3.  Nuclear hazard
              4.  Power failure (limited coverage applies if failure occurs on
                                                                            --
                    premises - no coverage at all if failure occurs off
                                                                    ---
                    premises)
              5.  Flood, surface water, tidal water, back up of sewers, water under the ground
              6.  Explosion of steam boilers
              7.  Continuous or repeated seepage of water
              8.  Employee dishonesty
              9.  Optional coverages mentioned above unless purchased

     Coinsurance Clause - This policy contains a coinsurance clause. The effect
     ------------------
     of the clause is the same whether called Coinsurance, Contribution or Average. The clause grants you a reduction in rate for your acceptance of a condition that you maintain insurance at the specified percentage of the true value of the property covered. You become a co-insurer or contributor in a partial loss if you fail to maintain the insurance at the required level. The clause is not effective in the event of a total loss. The coinsurance clause always applies to the present value of insured property regardless of its value at the time insurance was made effective. It is extremely important that the insurance be maintained in accordance with present replacement values and the coinsurance requirement.

     Replacement Cost Endorsement - This optional coverage extends protection
     ----------------------------
     to cover the difference between the actual cash value and the actual cost of repairs or replacement without deduction for depreciation. The coverage applies subject to limitations stated in the endorsement.

                                  THORNTON AGENCY
                                    INSURANCE

                             MVAK TECHNOLOGIES, INC.
                                 POLICY SUMMARY
                                DECEMBER 3, 1996

------------------------------------------------------------------------------

I  POLICY COVERAGE (continued)
     COMMERCIAL GENERAL LIABILITY SECTION
     ------------------------------------
          Commercial General Liability Form (Form CG 00 01 10/93) - This form
          ---------------------------------
          outlines your coverage for business liability (bodily injury, property damage, personal injury, advertising injury and medical payments). Each coverage section is followed by exclusions - remember not all losses are covered. It is critical you know and understand the company's intent of coverage before a loss occurs. The contract also describes supplementary payments, who is an insured, limits of insurance (read this section carefully - AGGREGATE LIMITS APPLY) conditions and definitions (read this section very carefully).

          Additional Coverage Endorsements - None
          --------------------------------

              NOTE: The following are examples of some of the exclusions applicable to liability coverages:
                        1. Assumed liability in a contract or agreement unless it is an "insured contract"
                        2. Liquor liability if you are in the business of manufacturing, distributing, selling, servicing or furnishing alcoholic beverages
                        3.  Pollutants - actual, alleged or threatened
                        4. Rendering or failure to render professional services
                        5. Damage to property in your care, custody or control; you are working on; or impaired property

     COMMERCIAL INLAND MARINE SECTION
     --------------------------------
          Package Broadening Form - See form for full explanation of coverages.
          -----------------------
             a.  Accounts Receivable
             b.  Valuable Papers
             c.  Extra Expense
             d.  Property Off Premises (including transportation)
             e.  Property of Others
             f.  Fine Arts
             g.  Commercial Tools & Small Equipment
             h.  Signs
             I.  Glass (Limited)
             j.  Money & Securities
             k.  Employee Dishonesty
             l.  Refrigerated Goods Spoilage

POLICY LIMITS
     COMMERCIAL PROPERTY SECTION
     ---------------------------
          Not Covered - Building
           $  263,920 - Business Personal Property (owned) - Replacement Cost -
                          80% coinsurance clause applies
           $500 DEDUCTIBLE APPLIES TO ABOVE LIMITS

                                  THORNTON AGENCY
                                    INSURANCE

                             MVAK TECHNOLOGIES, INC.
                                 POLICY SUMMARY
                                DECEMBER 3, 1996

------------------------------------------------------------------------------

I  POLICY LIMITS (continued)
     COMMERCIAL GENERAL LIABILITY SECTION
     ------------------------------------
          $ 2,000,000  General Aggregate Limit
          NOT COVERED  Products - Completed Operations
          $ 1,000,000  Personal and Advertising Injury Limit
          $ 1,000,000  Each Occurrence Limit
          $    50,000  Fire Damage Limit - any one fire (This is liability coverage for property of others. Damage to your property is not included.)
          $      5,000  Medical Expense Limit - any one person

     COMMERCIAL INLAND MARINE SECTION
     --------------------------------
          Package Broadening Form
          -----------------------
              $25,000  Accounts Receivable
              $10,000 Valuable Papers on premises - $1,000 off premises $10,000 Property off premises (including transportation) $50,000 Extra Expense
              $50,000  Property of Others
              $ 5,000  Fine Arts
              $10,000  Commercial Tools and Small Equipment
              $ 2,500  Signs
              $ 1,000  Glass ($250 per plate)
              $ 2,000  Money and Securities
              $ 5,000  Employee Dishonesty
              $ 2,500  Refrigerated Goods Spoilage
          $250 DEDUCTIBLE APPLIES TO BROADENING FORM
          ------------------------------------------

        LIABILITY        -$900,000 Gross Sales
        RATING BASIS

        MORTGAGEES       -NONE

        LOSS PAYEES      -Commerce Security Bank

        POLICY DATES     -November 24, 1996 to November 24, 1997

        PREMIUM          -$2,183.00 Subject to Final Audit on General Liability


II  POLICY FORM          -BUSINESS AUTOMOBILE POLICY
                          --------------------------

        POLICY COVERAGE - Liability Insurance (Lawsuit Threshold Applies)

                                  THORNTON AGENCY
                                    INSURANCE

                             MVAK TECHNOLOGIES, INC.
                                 POLICY SUMMARY
                                DECEMBER 3, 1996

------------------------------------------------------------------------------

II  POLICY COVERAGE (continued)
                         Pedestrian PIP
                         Uninsured/Underinsured Motorists
                         Comprehensive
                         Collison
                         Hired or Borrowed Auto Coverage - included. This is
                                                                     -------
                           liability coverage only - does not include
                           ------------------------------------------
                           comprehensive or collison coverages.
                           ------------------------------------
                         Nonownership Liability - included. This is liability
                                                            -----------------
                           coverage only - does not include comprehensive or
                           ------------------------------------------------
                           collision coverages.
                           --------------------

        VEHICLES         - 1.  1995 GMC Vandura

        LOSS PAYEES AND  - None
        ADDITIONAL
        INSUREDS

        POLICY LIMITS    - Liability Insurance - $500,000
                           Uninsured/Underinsured Motorists - $500,000
                           Comprehensive - $500 deductible
                           Collision - $500 deductible

        POLICY DATES     - November 24, 1996 to November 24, 1997

        PREMIUM          - $1,751.00 + $5.25 NJ Surcharge

III  POLICY FORM         - WORKERS COMPENSATION
                           --------------------

        POLICY COVERAGE  - Insures loss due to statutory liability as a result of personal injury or death suffered by employees in the course of their employment.

        ESTIMATED        - Instrument Manufacturing - NOC - $127,359
        PAYROLLS         - Clerical Office Employees - NOC - $143,005
                           Salesmen - Outside              -   If any

        EXPERIENCE       - 1996 - 0.929
        MODIFICATION     - 1995 - 1.016
                           1994 - 1.070

        POLICY LIMITS    - Statutory compensation in amounts prescribed by
                             law Employer's Liability

                                  THORNTON AGENCY
                                    INSURANCE

                             MVAK TECHNOLOGIES, INC.
                                 POLICY SUMMARY
                                DECEMBER 3, 1996

------------------------------------------------------------------------------

III  POLICY LIMITS (Continued)
                         Bodily Injury by Accident - $100,000 each accident Bodily Injury by Disease - $100,000 each employee Bodily Injury by Disease - $500,000 policy limit

        POLICY DATES     - April 22, 1996 to April 5, 1997

        PREMIUM          - $2,836.00 - Subject to final audit

                               FINAL NOTES
                               -----------

Again, this summary is only a brief description of the coverages and protection you have purchased. It does not go into detail as respects policy conditions, limitations, extensions and restrictions, definitions or exclusions. It can't be used as a substitute for reading and understanding the actual policies since it is only meant to highlight some parts of the policies. Be certain to read your policies carefully so that you have a thorough understanding of your coverages. Only the provisions of the actual policies determine the scope and extent of your insurance protection. If you find additional coverage is required or desired after reading these policies, contact my office at once as it can generally be purchased at extra cost. An important thing to remember is almost everything is insurable, but the chance of loss, assumption of risk and self-insurance are important considerations in purchasing insurance and containment of costs. Some examples of uninsured or underinsured exposures which may or may not be present are:

     Property
     --------
         Accidental Breakdown                                         Installation Floater
         Accounts Receivable                                          Leasehold Interest
         Agreed Value                                                 Money & Securities
         Bailee's Customers Goods Floater                             Off Premises Coverage
         Boiler & Machinery/Air Conditioning                          Ordinance or Law
         Burglary & Theft                                             Personal Property of Others
         Business Interruption                                        Pollution Cleanup & Removal
         Computers/Electronic Equipment                               Processing Floater
         Contingent Business Interruption                             Selling Price Endorsement
         Contingent Extra Expense                                     Signs
         Debris Removal                                               Tool & Equipment Floater
         Demolition Insurance                                         Transportation Floater
         Earthquake                                                   Utility Services
         Employees' Personal Effects                                  Valuable Papers
         Extra Expense                                                Value Added
         Fire Department Service Charge                               Water Damage (sewers & drains)
         Flood                                                        Other optional coverages shown above
         Improvements & Betterments



                                    Page 6 of 7

                                  THORNTON AGENCY
                                    INSURANCE



                             MVAK TECHNOLOGIES, INC.
                                 POLICY SUMMARY
                                DECEMBER 3, 1996

------------------------------------------------------------------------------

                                   FINAL NOTES
                                   -----------
                                   (Continued)

General Liability
-----------------
         Additional Insureds                                          Fire Damage Liability
         Care, Custody & Control Exclusion                            Liquor Law Liability
         Contractual Liability                                        Pollution and/or Contamination Liability
         Employee Benefit Liability                                   Products Liability
         Fiduciary Liability                                          Umbrella Liability

Fideltiy
--------
         Credit Card Forgery                                          Employee Dishonesty
         Depositors Forgery                                           Pension Bonds (ERISA)

Automobile
----------
         Car Telephones                                               Stereo Tapes & CD's
         Customizing Equipment                                        Transmitting & Receiving Radio Equipment
         Rental Reimbursement

Miscellaneous
-------------
         Bonds                                                        Extortion/Kidnap Coverage
         Business Legal Expense                                       Hired & Non-owned Auto Physical Damage
         Computer Fraud                                               Sexual Harassment Defense
         Directors' & Officers' Liability                             Travel Accident Insurance
         Discrimination Defense                                       Workers Compensation
         Employee vs. Employee Exclusion                              Wrongful Termination Defense

                                    Page 7 of 7

                                  THORNTON AGENCY
                                    INSURANCE

                             MVAK TECHNOLOGIES, INC.
                                 POLICY SUMMARY
                                DECEMBER 3, 1996

------------------------------------------------------------------------------

                                IMPORTANT COMMENTS

This summary provides only a brief description of some of the coverages and protection you have purchased. It schedules all of the policies issued through this office but does not fully describe any contract. The summary does not go into detail as respects policy conditions, limitations, extensions and restrictions, definitions or exclusions. Do not use this summary as a substitute for reading and understanding your actual policies since it is only meant to highlight some parts of each one. Only the language of the actual policy determines the scope and extent of your insurance protection. If there are any discrepancies between your policies and this summary, THE PROVISIONS OF THE POLICY SHALL PREVAIL. If you note any
         ------------------------------------------
inconsistencies between the policy summary and the insurance contracts or any letter written to you by this office, please contact me immediately.

------------------------------------------------------------------------------

I  POLICY FORM    -COMMERCIAL LINES POLICY
                   -----------------------

   SCHEDULED      - 299-4 Ridgedale Ave., East Hanover, NJ
   PREMISES

   POLICY COVERAGE
     COMMERCIAL PROPERTY SECTION
     ---------------------------
       Building and Personal Property Form (Form CP 00 10 10/91) - This form
       -----------------------------------
       outlines your covered property (building and/or business personal property); property not covered (read this section very carefully); additional coverages; coverage extensions; limits of insurance
       (i.e., signs limited to $1,000 attached to the building); loss conditions; additional conditions; optional coverages (agreed value inflation guard and replacement cost) and definitions (read this section very carefully).

       Optional coverages under this form (agreed value, inflation guard and replacement cost) do not apply unless shown below or in the policy limits section of this summary.

         1.  Replacement cost

       Cause of Loss-Special Form (Form CP 10 30 10/91) - "Risks of direct
       --------------------------
       physical loss" are covered losses unless excluded or limited by the form. Not all causes of loss are covered. It is imperative you carefully read this form to understand the company's intent of coverage before a loss occurs.

       NOTE: The following are examples of only some of the items that are not covered, covered for only limited perils and/or values or excluded:
                Property Not Covered
                --------------------
                  1.  Money
                  2.  Walks or paved surfaces
                  3.  Foundations
                  4.  Retaining walls not part of the building
                  5.  Underground pipes

                                    Page 1 of 7

                                  THORNTON AGENCY
                                    INSURANCE

               [letterhead of Thornton Agency, Inc. Insurance]




December 4, 1996



Mr. Michael Metropolis
MVAK Technologies
299-4 Ridgedale Avenue
East Hanover, NJ 07936

RE: COMMERCIAL POLICY SUMMARY

Dear Mike:

Enclosed is a copy of a policy summary for your commercial insurance program.

The summary highlights the major coverages for your insurance program. Please take time to review the summary, but be careful not to use it as a substitute for reading the actual contracts.

Your workers compensation coverage continues uninterrupted through April 1997. Both the commercial package and business automobile policies were renewed with coverages identical to the expiring terms.

The only change in the commercial package was a small increase in the proeprty limit to accommodate for the affects of inflation.

If you have any concerns or questions regarding your summary, please don't hesitate to contact me.

Best wishes for a happy and healthy holiday season to you and everyone in your office.

Regards,


/s/ Peter K. Thornton


Peter K. Thornton

PKT:kg
Enclosure

------------------------------------------------------------------------------
NATIONWIDE                                  MASSACHUSETTS BUSINESS AUTO
INSURANCE                                    COVERAGE FORM DECLARATIONS
HOME OFFICE . COLUMBUS, OHIO               NAMED INSURED INFORMATION PAGE
------------------------------------------------------------------------------

ISSUED BY: NATIONWIDE MUTUAL INSURANCE COMPANY

                                               -----------------------
                                                Policy Number:
                                                  51GA-868-078-0001M
                                               -----------------------
Names Insured          MVAK Technologies, Inc.
Mailing Address        29 Cook Street
                       Billerica, MA 01821

POLICY PERIOD:
     Policy covers FROM     April 1, 1996    TO    April 1, 1997
                       ----------------------  --------------------
                       12:01 A.M. Standard Time at the Named Insured's
                              Address stated above.

FORM OF NAMED INSURED'S BUSINESS:
     /X/  CORPORATION;   / / PARTNERSHIP;   / /INDIVIDUAL, OR
     / / OTHER:----------------------------------------------------------------

NAMED INSURED'S BUSINESS:------------------------------------------------------

IN RETURN FOR THE PAYMENT OF THE PREMIUM, AND SUBJECT TO ALL THE TERMS OF THIS POLICY, WE AGREE WITH YOU TO PROVIDE THE INSURANCE AS STATED IN THIS POLICY.




Date of Issue:  April 1, 1996        Issuing Office:   Columbus, Ohio
              ------------------                    ----------------------

Countersignature Date:  8-6-96/pk    Agency At:   Chelmsford, MA
                      --------------           ---------------------------
Auto 9020                            Agent:    J. Colangelo #0023099-20

------------------------------------------------------------------------------
NATIONWIDE                                  MASSACHUSETTS BUSINESS AUTO
INSURANCE                                    COVERAGE FORM DECLARATIONS
HOME OFFICE . COLUMBUS, OHIO               NAMED INSURED INFORMATION PAGE
------------------------------------------------------------------------------

ISSUED BY: NATIONWIDE MUTUAL INSURANCE COMPANY

                                               -----------------------
                                                Policy Number:
                                                  51GA-868-078-0001M
                                               -----------------------
ITEM ONE

POLICY PERIOD:
     Policy covers FROM     April 1, 1996    TO    April 1, 1997
                       ----------------------  --------------------
                       12:01 A.M. Standard Time at the Named Insured's
                              Address stated above.

ITEM TWO SCHEDULE OF COVERAGES AND COVERED AUTOS

This policy provides only those coverages where a charge is shown in the premium column below. Each of these coverages will apply only to those "autos" shown as covered "autos." "Autos" are shown as covered "autos" for a particular coverage by the entry of one or more of the symbols from the COVERED AUTO Section of the Business Auto Coverage Form next to the name of the coverage.

-----------------------------------------------------------------------------------------------------------------------------
                                   COVERED AUTOS
                            (Entry of one or more of the
                            symbols from the COVERED AUTOS
                            Section of the Business Auto                     LIMIT
                           Coverage Form shows which autos      THE MOST WE WILL PAY FOR ANY ONE
      COVERAGES                  are covered autos)                      ACCIDENT OR LOSS                         PREMIUM
-----------------------------------------------------------------------------------------------------------------------------
                                                                      $20,000     EACH PERSON
COMPULSORY BODILY INJURY              7, 8, 9                         $40,000     EACH ACCIDENT                 $  265.00
-----------------------------------------------------------------------------------------------------------------------------
PERSONAL INJURY PROTECTION            5                               $8,000      EACH PERSON                   $   13.00
-----------------------------------------------------------------------------------------------------------------------------
LIABILITY INSURANCE
-----------------------------------------------------------------------------------------------------------------------------
                                                                      $250,000    EACH PERSON
OPTIONAL BODILY INJURY                7                               $500,000    EACH ACCIDENT                 $  527.00
-----------------------------------------------------------------------------------------------------------------------------
PROPERTY DAMAGE
(COMPULSORY LIMIT $5,000)             7                               $100,000    EACH ACCIDENT                 $  313.00
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
AUTO MEDICAL PAYMENTS                 7                                 $5,000    EACH PERSON                   $    7.00
-----------------------------------------------------------------------------------------------------------------------------
UNINSURED MOTORISTS                                                   $100,000    EACH PERSON
(COMPULSORY LIMIT)                    6                               $300,000    EACH ACCIDENT                 $  119.00
-----------------------------------------------------------------------------------------------------------------------------
                                                                      $           EACH PERSON
UNDERINSURED MOTORISTS                                                $           EACH ACCIDENT                 $
-----------------------------------------------------------------------------------------------------------------------------
PHYSICAL DAMAGE INSURANCE
------------------------------------------------------------------------------------------------------------------------------
                                                               ACTUAL
COMPREHENSIVE COVERAGE               7                         CASH
                                                               VALUE    $500 Deductible FOR EACH COVERED AUTO  $   82.00
---------------------------------------------------------------OR COST  ------------------------------------------------------
SPECIFIED CAUSES OF                                            OF
LOSS COVERAGE                                                  REPAIR,  $    Deductible FOR EACH COVERED AUTO  $
---------------------------------------------------------------WHICH-   ------------------------------------------------------
COLLISION COVERAGE                   7                         EVER IS  $500 Deductible FOR EACH COVERED AUTO  $  138.00
---------------------------------------------------------------LESS-----------------------------------------------------------
LIMITED COLLISION                                                       $    Deductible FOR EACH COVERED AUTO  $
------------------------------------------------------------------------------------------------------------------------------
TOWING AND LABOR                                                        for each disablement of a private
                                                                        "auto"                                 $
------------------------------------------------------------------------------------------------------------------------------
FORMS AND ENDORSEMENTS CONTAINED IN THIS POLICY AT ITS INCEPTION
                                                    --------------------------------------------------------------------------
         SEE AUTO 9019-1 FOR ENDORSEMENTS           PREMIUM FOR ENDORSEMENTS                                   $  198.00
                                                    --------------------------------------------------------------------------
                                                    ESTIMATED TOTAL PREMIUM                                    $1,662.00
------------------------------------------------------------------------------------------------------------------------------


MM 00 97 09 91    Includes copyrighted material of Insurance Services Office
Auto 9019             with its permission. Copyright, Insurance Services
                                     Office, Inc., 1990               (Part 1)

FORMS ATTACHED TO THIS POLICY: IL 00 21 11 85 - Broad Form Nuclear Exclusion (Not Applicable in New York)

Cas 3686(10-87), MM 99 11(9-91), Auto 9019, Auto 9019-1, Auto 9020,
CA 00 01(12-90), IL 00 17(11-85), IL 00 21(11-85), MM 99 54(9-91),
MM 99 13(-91), MM 99 17(9-91), MM 99 17(9-91), Auto 6755(1-78),
MM 99 22(9-91),




                             VEHICLE INFORMATION

                      1985 International Van #1HTLDUXM8FHA21647

ITEM THREE   SCHEDULE OF COVERED AUTOS YOU OWN (See Attached Auto Schedule)

ITEM FOUR    SCHEDULE OF HIRED OR BORROWED COVERED AUTO COVERAGE AND PREMIUM
-----------------------------------------------------------------------------------------------------------------------------
LIABILITY COVERAGE -- RATING BASIS, COST OF HIRE
-----------------------------------------------------------------------------------------------------------------------------
                                ESTIMATED COST OF HIRE                RATE PER EACH $100
        STATE                        FOR EACH STATE                       COST OF HIRE                   PREMIUM
-----------------------------------------------------------------------------------------------------------------------------
MASSACHUSETTS                        $ IF ANY                                                            $92.00
-----------------------------------------------------------------------------------------------------------------------------
Cost of hire means the total amount you incur for the hire of "autos" you don't own (not including "autos"
you borrow or rent from your partners or employees or their family members). Cost of hire does not include charges for services performed by motor carriers of property or passengers.
-----------------------------------------------------------------------------------------------------------------------------

ITEM FIVE      SCHEDULE FOR NON-OWNERSHIP LIABILITY
-----------------------------------------------------------------------------------------------------------------------------
      Named Insured's Business                        Rating Basis                      Number                 Premium
-----------------------------------------------------------------------------------------------------------------------------
    Other than a                              Number of Employees                        12                     $92.00
                                              -------------------------------------------------------------------------------
    Social Service                            Number of Partners                                                $
-----------------------------------------------------------------------------------------------------------------------------
                                              Number of Employees                                               $
    Social Service Agency                     -------------------------------------------------------------------------------
                                              Number of Volunteers                                              $
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                $92.00
                                                                                                                -------------

MM 00 97 09 91      Includes copyrighted material of Insurance Services Office,
Auto 9019-1                           with its permission.
                    Copyright, Insurance Services Office, Inc., 1990   (Part 2)

                                                                         CA 598
                                                                         (9-91)

            THIS ENDORSEMENT CHANGES THE POLICY, PLEASE READ IT CAREFULLY.
                                     MM 99 22 09 91
                               DRIVE OTHER CAR COVERAGE
               BROADENED COVERAGE FOR NAMED INDIVIDUALS - MASSACHUSETTS

This endorsement modifies insurance provided under the following:

         BUSINESS AUTO COVERAGE FORM
         TRUCKERS COVERAGE FORM

This endorsement changes the policy on the inception date of the policy or as of the date indicated below.

-----------------------------------------------------------------------------------------------------------------------------
Endorsement effective                                                  Policy No.
    April 1, 1996   12:01 A.M. standard time                             51GA-868-078-0001M
-----------------------------------------------------------------------------------------------------------------------------
Named "insured"                                                        Countersigned by
    MVAK Technologies, Inc.                                              J. Colangelo  #0023099-20
-----------------------------------------------------------------------------------------------------------------------------
                                                                               (Authorized Representative)

This endorsement changes only those coverages listed below for which a charge is shown below. Each of those coverages is changed as follows:

-----------------------------------------------------------------------------------------------------------------------------
                                                                                     Premium
                                                  ---------------------------------------------------------------------------
Name of Individual                                   BI        PD       MED.       UM        UIM        COMP.        COLL.
                                                                                                      $   Ded       $  Ded
-----------------------------------------------------------------------------------------------------------------------------
Michael Metropolis                                                     SEE AUTO COVERAGE FORM (Auto 9019)
-----------------------------------------------------------------------------------------------------------------------------

A.  CHANGES IN LIABILITY INSURANCE

    1. Any "auto" you hire, borrow or don't own is a covered "auto" for LIABILITY COVERAGE while being used by any individual named in this endorsement or by his or her spouse while a resident of the same household except:

        a. Any "auto" owned by that individual or by any "family members".

        b. Any "auto" used by that individual or his or her spouse while working in a business of selling, servicing, repairing or parking "autos".

    2.  The following is added to WHO IS INSURED:

        Any individual named in this endorsement and his or her spouse, while a resident of the same household, are "insureds" while using any covered auto described in paragraph B.1. of this endorsement.

B.  CHANGES IN AUTO MEDICAL PAYMENTS

    The following is added to WHO IS INSURED:

    Any individual named in this endorsement and his or her "family members" are "insureds" while "occupying" or while a pedestrian when being struck by any "auto" you hire, borrow or don't own except:

    Any "auto" owned by that individual or by any "family member".

C.  CHANGES IN PHYSICAL DAMAGE INSURANCE

    Any private passenger type "auto" you hire, borrow or don't own is a covered "auto" while in the care, custody or control of any individual named in this endorsement or his or her spouse while a resident of the same household except:

    1.  Any "auto" owned by that individual or by any "family member".

    2. Any "auto" used by that individual or his or her spouse while working in a business of selling, servicing, repairing or parking"autos".

                                   (over)

                    Copyright, Automobile Insurers Bureau, 1991

                        BLANKET PROTECTOR
                       COMMON DECLARATIONS   [LOGO] NATIONWIDE
                                                    INSURANCE
                                                    Nationwide is on your side
                              ONE NATIONWIDE PLAZA . COLUMBUS, OHIO 43215-2220

ISSUED BY NATIONWIDE MUTUAL INSURANCE COMPANY

                                       POLICY NUMBER 51PRO28672-0001M

          NAMED INSURED   MVAK TECHNOLOGIES INC
        MAILING ADDRESS   29 COOK STREET
                          SUITE 1
                          BILLERICA               MA 01821


POLICY PERIOD FROM 04/05/96 TO 04/05/97 AT
               12:01 A.M. STANDARD TIME AT YOUR MAILING ADDRESS.

FORM OF BUSINESS CORPORATION

DESCRIPTION OF BUSINESS MACH EQUIPT INSTALL SERVICE REP IN RETURN FOR THE PAYMENT OF THE PREMIUM, AND SUBJECT TO ALL THE TERMS OF THE POLICY, WE AGREE TO PROVIDE YOU WITH THE INSURANCE AS STATED IN THIS POLICY.

THIS POLICY CONSISTS OF THE COVERAGES INDICATED AS INCLUDED. THE PREMIUM MAY BE SUBJECT TO ADJUSTMENT.

                                                                                  NOT
                                                                   INCLUDED     INCLUDED
COMMERCIAL PROPERTY COVERAGE                                          X
COMMERCIAL GENERAL LIABILITY COVERAGE                                 X
COMMERCIAL CRIME COVERAGE                                                          X
MECHANICAL, ELECTRICAL AND PRESSURE EQUIPMENT COVERAGE                             X
COMMERCIAL INLAND MARINE COVERAGE                                                  X
COMMERCIAL AUTO COVERAGE                                                           X
GARAGE COVERAGE                                                                    X

TOTAL ADVANCE PREMIUM $  2,353.00
                             PREMIUM PAYABLE AT INCEPTION $  2,353.00

IN THE EVENT OF CANCELLATION BY YOU, WE SHALL RECEIVE AND RETAIN NOT LESS THAN $100 AS THE MINIMUM PREMIUM.

FORMS IN COMMON TO ALL COVERAGES
IL 00 17-1185        CAS 3228        IL 00 03-1185
CAS 3687 A-0194


ISSUED AT    200 E. CAMPUS VIEW BLVD.
             COLUMBUS, OH   43235
COUNTERSIGNED AT COLUMBUS, OH      BY JK COLANGELO      0023099 20

03/19/96                                        PAGE 001
 267/000
           CAS. 3200-A (01-87)                        R
00027

                       BLANKET PROTECTOR
                      COMMERCIAL PROPERTY    [LOGO] NATIONWIDE
                 COVERAGE PART DECLARATIONS         INSURANCE
                                                    Nationwide is on your side
                              ONE NATIONWIDE PLAZA . COLUMBUS, OHIO 43215-2220

ISSUED BY NATIONWIDE MUTUAL INSURANCE COMPANY

                                       POLICY NUMBER 51PRO28672-0001M


POLICY PERIOD FROM 04/05/96 TO 04/05/97 AT
               12:01 A.M. STANDARD TIME AT YOUR MAILING ADDRESS.
-------------------------------------------------------------------------------
                            DESCRIPTION OF PREMISES
LOC BLDG LOCATION, CONSTRUCTION AND OCCUPANCY
001 01   29 COOK STREET                            FRAME
         SUITE 1                                   SERVICE REP
         BILLERICA        MA 01821  009
-------------------------------------------------------------------------------
                              COVERAGES PROVIDED
(INSURANCE AT THE DESCRIBED PREMISES APPLIES ONLY FOR COVERAGES FOR WHICH A LIMIT OF INSURANCE IS SHOWN)

                                         LIMIT OF    COVERED CAUSES    COINSURANCE
LOC   BLDG   COVERAGE                   INSURANCE       OF LOSS
001    01    PERSONAL PROPERTY         $   200,000      SPECIAL          90
001    01    PERSONAL PROPERTY         $   100,000      SPECIAL          90
             OF OTHERS

-------------------------------------------------------------------------------

                                  OPTIONAL COVERAGES
              (APPLICABLE ONLY WHEN ENTRIES ARE MADE IN THE SCHEDULE BELOW)

REPLACEMENT COST (X)
   LOC   BLDG   BUILDING       PERSONAL PROPERTY     INCLUDING "STOCK"
   001    01                           X                     X
                PERS PROP OF OTHERS   IMPROVMNTS/BETTRMNTS   INCLUDING "STOCK"
                         X
-------------------------------------------------------------------------------
                                   DEDUCTIBLE
$      500 PER OCCURRENCE
-------------------------------------------------------------------------------
COMMERCIAL PROPERTY PREMIUM $   1,199
-------------------------------------------------------------------------------
               FORMS APPLICABLE TO COMMERCIAL PROPERTY COVERAGE PART
FORMS APPLICABLE TO ALL LOCATIONS/COVERAGES
CP 00 90-0788        CP 01 09-0788

FORMS APPLICABLE TO SPECIFIC LOCATIONS/COVERAGES
   FORM NUMBER          LOC     BLDG     COVERAGE
   CP 00 10-1090        001      01      PERSONAL PROPERTY
                        001      01      PERSONAL PROPERTY OF OTHERS
   CP 10 30-1090        001      01      PERSONAL PROPERTY
                        001      01      PERSONAL PROPERTY OF OTHERS


                                                                   PAGE 002
03/19/96
 267/000

        CAS. 3204-A (09-87)
00027

                       BLANKET PROTECTOR
                COMMERCIAL GENERAL LIABILITY   [LOGO] NATIONWIDE
                 COVERAGE PART DECLARATIONS           INSURANCE
                                                      Nationwide is on your side
                                ONE NATIONWIDE PLAZA . COLUMBUS, OHIO 43215-2220

ISSUED BY NATIONWIDE MUTUAL INSURANCE COMPANY

                                       POLICY NUMBER 51PRO28672-0001M


POLICY PERIOD FROM 04/05/96 TO 04/05/97 AT
               12:01 A.M. STANDARD TIME AT YOUR MAILING ADDRESS.

LIMITS OF INSURANCE

    GENERAL AGGREGATE LIMIT                                    $  2,000,000
    PRODUCTS - COMPLETED OPERATIONS AGGREGATE LIMIT            $  1,000,000
    EACH OCCURRENCE LIMIT                                      $  1,000,000
    PERSONAL & ADVERTISING INJURY LIMIT                        $  1,000,000
      ANY ONE PERSON OR ORGANIZATION
    MEDICAL EXPENSE LIMIT                                      $      5,000
      ANY ONE PERSON
    FIRE DAMAGE LIMIT                                          $     50,000
      ANY ONE FIRE

-------------------------------------------------------------------------------
  LOCATION OF ALL PREMISES YOU OWN, RENT OR OCCUPY

  LOC    BLDG    ADDRESS
  001     01     29 COOK STREET
                 SUITE 1
                 BILLERICA              MA 01821 009
-------------------------------------------------------------------------------

CLASSIFICATION                  CODE          PREMIUM      PRODS/COMP OPS    ALL OTHER
                                 NO.           BASIS          ADV PREM       ADV PREM
MACHINERY OR EQUIPMENT -        97223          63,500         INCLUDED       INCLUDED
INSTALLATION, SERVICING                      PAYROLL
OR REPAIR - NOC

-------------------------------------------------------------------------------
  COMMERCIAL GENERAL LIABILITY ADVANCE PREMIUM $   1,154
-------------------------------------------------------------------------------
  FORMS APPLICABLE TO COMMERCIAL GENERAL LIABILITY COVERAGE PART
  CG 21 51-0989        CAS 4833-0395        CAS 2527 B-0794
  CG 00 01-1093        IL 00 21-1194        CAS 2527 A-0288
  CAS 3880-0788        CG 21 49-1093



                                                              PAGE 003

03/19/96
 267-000
 00027

                          Eastern Casualty Insurance Company

            WORKERS COMPENSATION AND EMPLOYERS LIABILITY INSURANCE POLICY
                                    INFORMATION PAGE

NCCI Carrier 16942                          Risk I.D. #  389552R

Policy No. WC P   1000730  A                Federal I.D. #   222416696

1. The Insured/Mailing address:            / / Individual  / / Partnership

     M.V.A.K. TECHNOLOGIES INC.            /X/ Corporation or -------------
     29 COOK STREET, SUITE #1
     BILLERICA, MA 01821                   --------------------------------
   Other workplaces not shown above:

2. Policy Period: The policy period is from 04/05/96 to 04/05/97
      12:01 A.M. Standard Time, at the insured's mailing address.

3. Coverage:

   A. Worker's Compensation Insurance: Part One of the policy applies to the Workers Compensation Law of the states listed here: Massachusetts

   B. Employers Liability Insurance: Part Two of the policy applies to work in each state listed in item 3.A. The limits of our liability under Part Two
      are:      Bodily Injury by Accident      100,000 each accident
                Bodily Injury by Disease       500,000 policy limit
                Bodily Injury by Disease       100,000 each employee

   C. Other States Insurance: Part Three of the policy applies to the states, if any, listed here: See Endorsement WC 20 03 06A.

   D. This policy includes these endorsements and schedules: WC242, WC332, WC350, WC367, WC441. See Information Page III for other applicable endorsements.

   Total Estimated Annual Premium   $   4,173
   Pro Rata Premium (if Applicable) $

              ANNUAL



Countersigned   JAMES COLANGELO COLANGELO INSU
                289 CHELMSFORD STREET
                CHELMSFORD, MA 01824

Date   04-09-96                               By  /s/
       ARC: 231.96                              ----------------------------
       ARC: 231.96                                Authorized Representative

THIS INFORMATION PAGE WITH THE WORKERS COMPENSATION AND EMPLOYERS LIABILITY INSURANCE POLICY AND ENDORSEMENTS, IF ANY, ISSUED TO FORM A PART THEREOF, COMPLETES THE ABOVE NUMBERED POLICY.

                     Eastern Casualty Insurance Company
                                                                     WC 174
                                                                  (Ed. 4-84)

          WORKERS COMPENSATION AND EMPLOYERS LIABILITY INSURANCE POLICY
                          EXTENSION OF INFORMATION PAGE

Policy Number: WCP 1000730 A                          M.V.A.K.

4. Premium: The premium for this policy will be determined by our Manuals of Rules, Classifications, Rates and Rating Plans. All information required below is subject to verification and change by audit.

          Classifications                       Code        Premium Basis           Rate Per
                                                 No.       Total Estimated          $100 of          Estimated Annual
                                                         Annual Remuneration      Remuneration           Premiums
----------------------------------------------------------------------------------------------------------------------
  ENGINE/PUMP MFG.                              3612          63,500                   5.31               3,372
  SALESMEN COLLCTRS MSSRGS                      8742          58,000                   0.63                 365
  CLERICAL OFFICE EMPLOYEES                     8810         110,900                   0.30                 333
  COVERAGE B-EMPLOYERS LIABILITY                9845                                                          0
  MERIT RATING -0.05%                                                                                      -204
  STANDARD PREMIUM SUBJECT TO DIA                                                                         3,866

  EXPENSE CONSTANT                              0900                                                        160
  DIA ASSESSMENT 3.8% OF STANDARD PREMIUM                                                                   147







----------------------------------------------------------------------------------------------------------------------
  Minimum Premium $   346                                             Total Estimated Annual Premium: $   4,173
                                                                    Pro-Rata Premium (if applicable): $

                                                                                               ANNUAL

                          Eastern Casualty Insurance Company


INFORMATION PAGE III                        POLICY NO. WCP  1000730  A
These endorsements apply only if so indicated by an "X" in the box below.

/ /  WC100  Defense Base Act Endorsement

/ /  WC103  Federal Employers' Liability Act Endorsement

/ /  WC111  Voluntary Compensation Maritime Coverage Endorsement

/ /  WC113  Designated Workplaces Exclusion Endorsement

/ /  WC124  Waiver of Our Right to Recover from Others Endorsement

/ /  WC127  Anniversary Rating Date Endorsement

/ /  WC128  Experience Rating Modification Factor Endorsement

/ /  WC129  Pending Rate Change Endorsement

/ /  WC131  Premium Discount Endorsement

/ /  WC132  Rate Change Endorsement

/ /  WC133  Retrospective Premium Endorsement (I, II, III, IV-One Year)

/ /  WC137  Retrospective Premium Endorsement
            Rating Option V -- One Year Plan
/ /  WC236  Domestic and Agricultural Workers Exclusion Endorsement

/ /  WC269  Alternate Employer Endorsement

/ /  WC331  Aircraft Premium Endorsement

/ /  WC418  Massachusetts Qualified Loss Management Program Endorsement

/ /  WC419  Longshore & Harborworkers Act Endorsement

/ /  WC421  Outer Continental Shelf Lands Act Coverage Endorsement

/ /  WC422  Maritime Coverage Endorsement

/ /  WC443  MA Exclusion of Coverage for Leased Employers Endorsement

/ /  WC444a Massachusetts Employee Leasing Endorsement

/ /  WC474  Massachusetts Benefits Deductible Endorsement

/X/  WC369  Notification of Change in Ownership Endorsement

/X/ WC546A Massachusetts Limited Other States Insurance

                        Eastern Casualty Insurance Company

           WORKERS COMPENSATION AND EMPLOYERS LIABILITY INSURANCE POLICY
                                                                         WC 129
                                                                      (Ed. 4-84)

                                   WC 00 04 04
                          PENDING RATE CHANGE ENDORSEMENT

This endorsement changes the policy to which it is attached effective on the inception date of the policy unless a different date is indicated below.
(The following "attaching clause" need be completed only when this endorsement is issued subsequent to preparation of the policy.)

This endorsement, effective on 04/05/96 at 12:01 A.M. standard time, forms a
                                (Date)
part of Policy No. WCP 1000730 A of the Eastern Casualty Insurance Company
                                   (Name of Insurance Company)

issued to M.V.A.K. TECHNOLOGIES INC.

Premium $ 4,026.00                     ---------------------------------------
                                              Authorized Representative

A rate change filing is being considered by the proper regulatory authority. The filing may result in rates different from the rates shown on the policy. If it does, we will issue an endorsement to show the new rates and their effective date.

If only one state is shown in Item 3.A of the Information Page, this endorsement applies to that state. If more than one state is shown there, this endorsement applies only in the state shown in the Schedule.

                               Schedule

State

MASSACHUSETTS




                                    Copyright 1983
                                    National Council on Compensation Insurance.

                        Eastern Casualty Insurance Company

           WORKERS COMPENSATION AND EMPLOYERS LIABILITY INSURANCE POLICY
                                                                        WC 546A

                                   WC 20 03 06A
                    MASSACHUSETTS LIMITED OTHER STATES INSURANCE

This endorsement changes the policy to which it is attached effective on the inception date of the policy unless a different date is indicated below.
(The following "attaching clause" need be completed only when this endorsement is issued subsequent to preparation of the policy.)

This endorsement, effective on 04/05/96 at 12:01 A.M. standard time, forms a
                                (Date)
part of Policy No. WCP 1000730 A of the Eastern Casualty Insurance Company
                                   (Name of Insurance Company)

issued to M.V.A.K. TECHNOLOGIES INC.

Premium $ 4,026.00                     ---------------------------------------
                                              Authorized Representative

"PART THREE - OTHER STATES INSURANCE" is amended to read:

A.  How This Insurance Applies:

    1. We will pay promptly, when due, the benefits required of you by the workers' compensation law of any state other than Massachusetts, but only if the claim for such benefits involves work performed by a Massachusetts employee.

    2. If we are not permitted to pay the benefits directly to persons entitled to them under circumstances described in item 1 above, we will reimburse you for the benefits required to be paid.


                              IMPORTANT NOTICE!

If you hire any employees outside Massachusetts or begin operations in any state other than Massachusetts, you must obtain insurance coverage in that state and do whatever else may be required under that state's law, as this endorsement does not satisfy the requirements of that state's workers' compensation law.



                                    Copyright 1994
                                    National Council on Compensation Insurance.

                        Eastern Casualty Insurance Company

           WORKERS COMPENSATION AND EMPLOYERS LIABILITY INSURANCE POLICY
                                                                         WC 369
                                                                          (7-90)

                                   WC 00 04 14
                        NOTIFICATION OF CHANGE IN OWNERSHIP

This endorsement changes the policy to which it is attached effective on the inception date of the policy unless a different date is indicated below.
(The following "attaching clause" need be completed only when this endorsement is issued subsequent to preparation of the policy.)

This endorsement, effective on 04/05/96 at 12:01 A.M. standard time, forms a
                                (Date)
part of Policy No. WCP 1000730 A of the Eastern Casualty Insurance Company
                                   (Name of Insurance Company)

issued to M.V.A.K. TECHNOLOGIES INC.

Premium $ 4,026.00                     ---------------------------------------
                                              Authorized Representative

Experience rating is mandatory for all eligible insureds. The experience rating modification factor, if any, applicable to this policy, may change if there is a change in your ownership or in that of one or more of the entities eligible to be combined with you for experience rating purposes. Change in ownership includes sales, purchases, other transfers, mergers, consolidations, dissolutions, formations of a new entity and other changes provided for in the applicable experience rating plan manual.

You must report any change in ownership to us in writing within 90 days of such change. Failure to report such changes within this period may result in revision of the experience rating modification factor used to determine your premium.





                                    Copyright 1990
                                    National Council on Compensation Insurance.

        WORKERS COMPENSATION AND EMPLOYERS LIABILITY INSURANCE POLICY
------------------------------------------------------------------------------

                                INFORMATION PAGE

Insurer: FCCI MUTUAL INSURANCE COMPANY            Carrier Number: 24570
         2601 CATTLEMEN ROAD                      Policy Number: 001-WC96A-26895
         SARASOTA, FL 34232-6249                  Prior Policy Number:
                                                  Program Type: Compact Plan

1.  The Insured: MVAK TECHNOLOGIES INC.

    Mailing Address: 9777 SATELLITE BLVD. STE 120
                     ORLANDO, FL 32837

    Business Status: Corporation

    Risk ID Number:                   FEIN Number: 222416696

    Other workplaces not shown above:
                     9777 SATELLITE BLVD. STE 120
                     ORLANDO, FL 32837

2.  The policy period is from 1/01/96 12:01 AM to 1/01/97 12:01 AM at the
                              -------             -------
    Insured's Mailing Address.

3. A. Workers Compensation Insurance: Part One of the policy applies to the Workers Compensation Law of the states listed here:
                             FLORIDA

    B. Employers Liability Insurance: Part Two of the policy applies to work in each state listed in Item 3.A. The limits of our liability under Part Two are:
                  Bodily Injury by Accident   $  100,000    each accident
                                               -----------
                  Bodily Injury by Disease    $  500,000    policy limit
                                               -----------
                  Bodily Injury by Disease    $  100,000    each employee
                                               -----------
    C. Other States Insurance: Part Three of the policy applies to the states, if any, listed here:

    D.  This policy includes these endorsements and schedules:
        WC 00 00 00 A(4/92);     WC 00 00 01 A(5/88);

4. The premium for this policy will be determined by our Manuals of Rules, Classifications, Rates and Rating Plans. All information required below is subject to verification and change by audit.

    SEE EXTENSION OF INFORMATION PAGE

                                                       /s/ Ray Neff
                                                        Ray Neff
                                                        President


Total Estimated Policy Premium   $1,741
Minimum Premium    $250

                                Countersigned by:  /s/                12/28/95
                                                 -----------------------------
                                                   Authorized Representative

Agency Name: Baylis Ins Agency Inc   #00554
Agency Location: Orlando, FL
Agency Phone Number: (407) 295-1000

WC 00 00 01 A(5/88)
Copyright 1987 National Council on Compensation Insurance

                                                                 Page Number 1

CA0003  1293              06/14/96    2                    BI 3887898
                                       RENEWAL OF POLICY     BI 3887898
                                   BUSINESS AUTO
Anthem               RENEWAL DECLARATION * * EFFECTIVE 07/22/96
------
CASUALTY INSURANCE GROUP

                ITEM ONE
--------------------------------------------------------------------------------
POLICY NUMBER       POLICY PERIOD        COVERAGE IS PROVIDED IN      AGENCY  P
                    FROM      TO
BI 3887898          07/22/96  07/22/97   INSURA PROPERTY AND CASUALTY
                                         INSURANCE COMPANY            0095842
--------------------------------------------------------------------------------
NAME INSURED AND ADDRESS                      AGENT
  MVAK TECHNOLOGIES INC.                       BAYLIS INSURANCE AGENCY INC
  7101 PRESIDENTS DR STE 110                   4241 N JOHN YOUNG PKWY STE-600
  ORLANDO, FL 32809-5649                       P O BOX 607400
                                               ORLANDO FL 32860-7400
--------------------------------------------------------------------------------

POLICY PERIOD - 12:01 AM STANDARD TIME AT THE NAMED INSUREDS ADDRESS STATED
ABOVE.
FORM OF NAMED INSUREDS BUSINESS - CORPORATION
NAMED INSUREDS BUSINESS - REBUILDS PUMPS

IN RETURN FOR THE PAYMENT OF THE PREMIUM, AND SUBJECT TO ALL THE TERMS OF THIS POLICY, WE AGREE WITH YOU TO PROVIDE THE INSURANCE AS STATED IN THIS POLICY.

ITEM TWO - SCHEDULE OF COVERAGES AND COVERED AUTOS: THIS POLICY PROVIDES ONLY
           THOSE COVERAGES WHERE A CHARGE IS SHOWN IN THE PREMIUM COLUMN BELOW. EACH OF THESE COVERAGES WILL APPLY ONLY TO THOSE AUTOS SHOWN AS COVERED AUTOS. AUTOS ARE SHOWN AS COVERED AUTOS FOR A PARTICULAR COVERAGE BY THE ENTRY OF ONE OR MORE OF THE SYMBOLS FROM THE
           COVERED AUTO SECTION OF THE BUSINESS AUTO COVERAGE FORM NEXT TO THE NAME OF THE COVERAGE.

COVERAGES          COVERED      LIMIT - THE MOST WE WILL PAY FOR            PREMIUM
                    AUTOS       ANY ONE ACCIDENT OR LOSS
LIABILITY            1          $500,000   EACH ACCIDENT                   $1174.00
PIP                  5          $10,000    BASIC COVERAGE                    $20.00
                                $90,000    ADDITIONAL INCLUDING WORK LOS
MEDICAL PAYMENTS     2          $2,000     EACH PERSON                        $4.00
UNINSURED MOTORIST   2          $500,000   EACH ACCIDENT                     $77.00
COMPREHENSIVE        7          SEE ITEM THREE FOR LIMITS AND DEDUCTIBLES    $65.00
COLLISION            7          SEE ITEM THREE FOR LIMITS AND DEDUCTIBLES    $96.00
POLICY EXPENSE FEE                                                          $200.00
  **NON-STACKED UNINSURED MOTORIST APPLIES**

ENDORSEMENTS ATTACHED TO THIS POLICY
CA0001 1203 , CA0003 1202 , AU 200 0707 , CA0128 0594 , IL0017 1105 ,
IL0021 1194<F*>, CA0267 1094 , CA2210 1295<F*>, CA2211 0594 , CA2201 0187 ,
CA2250 0594 , CA9903 1293 , CA2172 0794 ,

REFER TO THE COVERAGE FORM FOR EXPLANATION OF ESTIMATED TOTAL PREMIUM $1638.00

ITEM THREE - SEE CA0001 1293 FOR DESCRIPTION OF COVERED AUTO DESIGNATION
SYMBOLS

                                             /s/
                                          -------------------------------------
                                              AUTHORIZED REPRESENTATIVE

THESE DECLARATIONS TOGETHER WITH THE BUSINESS AUTO COVERAGE FORM AND ENDORSEMENTS, IF ANY, ISSUED TO FORM A PART THEREOF, COM???? THE ABOVE NUMBERED POLICY.

   Includes copyrighted material of Insurance Services Office, Inc., with its permission.

CA0003  1293              06/14/96    1                    BI 3887898
                                       RENEWAL OF POLICY     BI 3887898
                                   BUSINESS AUTO
Anthem               RENEWAL DECLARATION * * EFFECTIVE 07/22/96
------
CASUALTY INSURANCE GROUP

                ITEM ONE
--------------------------------------------------------------------------------
POLICY NUMBER       POLICY PERIOD        COVERAGE IS PROVIDED IN      AGENCY  P
                    FROM      TO
BI 3887898          07/22/96  07/22/97   INSURA PROPERTY AND CASUALTY
                                         INSURANCE COMPANY            0095842
--------------------------------------------------------------------------------
NAME INSURED AND ADDRESS                      AGENT
  MVAK TECHNOLOGIES INC.                       BAYLIS INSURANCE AGENCY INC
  7101 PRESIDENTS DR STE 110                   4241 N JOHN YOUNG PKWY STE-600
  ORLANDO, FL 32809-5649                       P O BOX 007400
                                               ORLANDO FL 32860-7400
------------------------------------------------------------------------------

---STATEMENT OF ACCOUNT---

                                            BAYLIS INSURANCE AGENCY INC
                                            P O BOX 607400
                                            ORLANDO FL 32860-7400

TOTAL PREMIUM DUE.................$1,638.00
                                            WRITE YOUR POLICY NUMBER ON YOUR
                                            CHECK AND RETURN WITH THIS STUB
                                            AMOUNT DUE 07/22/96  $1,638.00
                                                            BI 3887898-51072;
                                                    MVAK TECHNOLOGIES INC

THANK YOU FOR LETTING US SERVE YOU

Anthem                    INSURA PROPERTY AND CASUALTY COMPANY
------
CASUALTY INSURANCE GROUP

                               COMMON POLICY DECLARATIONS

POLICY NUMBER: MI 3887899 01 07             RENEWAL OP: MI 3887899

NAMED INSURED AND MAILING ADDRESS           AGENCY NAME AND MAILING ADDRESS

MVAK TECHNOLOGIES, INC.                     BAYLIS INSURANCE
                                            AGENCY, INC.
9777 SATELLITE BLVD, SUITE 120              P O BOX 680040
ORLANDO                    FL               ORLANDO                   FL
                  32837                                   32868
                                           AGENCY NUMBER: 0095842

POLICY PERIOD: FROM 07/22/96 TO 07/22/97 AT
    12:01 A.M. Standard Time at your mailing address shown above.

TYPE OF BUSINESS: CORPORATION

BUSINESS DESCRIPTION: REBUILD PUMPS

IN RETURN FOR THE PAYMENT OF THE PREMIUM, AND SUBJECT TO ALL THE TERMS OF
THIS POLICY, WE AGREE WITH YOU TO PROVIDE THE INSURANCE AS STATED IN THIS
POLICY.
------------------------------------------------------------------------------

    THIS POLICY CONSISTS OF THE FOLLOWING COVERAGE PARTS
    FOR WHICH A PREMIUM IS INDICATED. THIS PREMIUM MAY
    BE SUBJECT TO ADJUSTMENT.
    BOILER AND MACHINERY COVERAGE PART                     $
    COMMERCIAL AUTO COVERAGE PART                          $
    COMMERCIAL CRIME COVERAGE PART                         $
    COMMERCIAL GENERAL LIABILITY COVERAGE PART             $    1,190.00
    COMMERCIAL INLAND MARINE COVERAGE PART                 $      123.00
    COMMERCIAL PROPERTY COVERAGE PART                      $      775.00
    FARM COVERAGE PART                                     $

                                                     TOTAL $    2,088.00

    AUDIT FREQUENCY: ANNUAL

    Premium shown is payable: $  2,088.00 at inception.

-------------------------------------------------------------------------------------------
FORMS APPLICABLE TO ALL COVERAGE PARTS:
    IL 0017              11/85     IL 0255     07/94  IL 0021<F*>   11/94 IL 0175   09/93
    IL 0019SFL           02/96


COUNTERSIGNED        7/20/96         BY   /s/
             -----------------------   -----------------------------------
                     (DATE)                (AUTHORIZED REPRESENTATIVE)
Form No. IL 0019 ???01-99

                                 EXHIBIT 3.19

                            Employees of Acquiree


                                  Attached

                                                  MVAK TECHNOLOGIES, INC.
                                                       EMPLOYEE LIST

                      NAME                       SALARY/                                                     MEDICAL INS
            LAST               FIRST              RATE          POSITION              LOCATION                 CARRIER
-----------------------------------------------------------------------------------------------------------------------------
CAMPENOT                   JAMES                   14.25     TECHNICIAN              NEW JERSEY              BLUE CROSS
-----------------------------------------------------------------------------------------------------------------------------
DESMOND                    BRIAN                  700.00     SHOP FOREMAN                                    BLUE SHIELD
-----------------------------------------------------------------------------------------------------------------------------
GABRIEL                    NANCY                   10.00     P/T-ASST. TO ADMIN
-----------------------------------------------------------------------------------------------------------------------------
JACOBS                     OLIVER                   8.00     TECHNICIAN
-----------------------------------------------------------------------------------------------------------------------------
KARSEBOOM                  ROBERT                  12.00     TECHNICIAN
-----------------------------------------------------------------------------------------------------------------------------
METROPOLIS                 MICHELE                670.00     BOOKKEEPER
-----------------------------------------------------------------------------------------------------------------------------
MULLEN                     TERRENCE               500.00     SALES REP
-----------------------------------------------------------------------------------------------------------------------------
WEINSTEIGER                MARK                   600.00     SALES MANAGER
-----------------------------------------------------------------------------------------------------------------------------
WILLIAMS                   AMILCAR                  8.00     DRIVER
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
ATCHUE                     EDWARD                  13.00     TECHNICIAN              MASSACHUSETTS           TUFTS
-----------------------------------------------------------------------------------------------------------------------------
BELCHER                    SEAN                     9.50     TECHNICIAN
-----------------------------------------------------------------------------------------------------------------------------
BOGERT                     RICHARD                900.00     SHOP FOREMAN
-----------------------------------------------------------------------------------------------------------------------------
BOGERT                     DEBRA                1,200.00     GENERAL MANAGER
-----------------------------------------------------------------------------------------------------------------------------
GILBERT                    DENNIS                   9.25     TECHNICIAN
-----------------------------------------------------------------------------------------------------------------------------
GOODWIN                    RAYMOND                  9.00     P/T-SHOP FOREMAN ASSIT
-----------------------------------------------------------------------------------------------------------------------------
KELLEY                     MARK                    10.50     TECHNICIAN
-----------------------------------------------------------------------------------------------------------------------------
O'BRIEN                    PATRICIA               500.00     BOOKKEEPER
-----------------------------------------------------------------------------------------------------------------------------
OLSON                      FRANK                   13.00     TECHNICIAN
-----------------------------------------------------------------------------------------------------------------------------
POLLARD                    JOEL                    11.50     PURCHASING AGENT
-----------------------------------------------------------------------------------------------------------------------------
SPIDLE                     SCOTT                  450.00     SALES REP
-----------------------------------------------------------------------------------------------------------------------------
TELLO                      DAVID                    9.00     DRIVER
-----------------------------------------------------------------------------------------------------------------------------
TIMMINS                    THOMAS                  13.00     TECHNICIAN
-----------------------------------------------------------------------------------------------------------------------------
WAGNER                     NEIL                   500.00     SALES MANAGER
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
GIACONA                    FRANK                1,400.00     GENERAL MANAGER         FLORIDA                 UNITED HEALTH-
-----------------------------------------------------------------------------------------------------------------------------
CASEY                      LINDA                    9.75     BOOKKEEPER                                      CARE
-----------------------------------------------------------------------------------------------------------------------------
CONRAD                     DAVID                    8.00     TECHNICIAN
-----------------------------------------------------------------------------------------------------------------------------
LEWIS                      GARY                    12.00     SHOP FOREMAN
-----------------------------------------------------------------------------------------------------------------------------
PINNA                      DENISE                 350.00     SALES REP/MARKETING
-----------------------------------------------------------------------------------------------------------------------------
SINGH                      JAIGOBIN              BY PUMP     P/T-TECHNICIAN
-----------------------------------------------------------------------------------------------------------------------------
WEBSTER                    DAVID                   10.00     TECHNICIAN
-----------------------------------------------------------------------------------------------------------------------------
ABRAHAM                    HEATHER                 11.25     SALES REP
-----------------------------------------------------------------------------------------------------------------------------
OWENS                      KEITH                    8.00     PURCHASING/SHIPPING/
-----------------------------------------------------------------------------------------------------------------------------
                                                             RECEIVING/SALES REP
-----------------------------------------------------------------------------------------------------------------------------

                                  EXHIBIT 4.5

                              FINANCIAL STATEMENTS

                                     BUYER

                      Filed on Form 10Q, filed 11/13/96,
                    is incorporated herein by this reference.

                                  EXHIBIT 4.6

                                   JUDGMENTS

                                     BUYER

                                      None

             [Letterhead of Merra, Kanakis, Creme & Mellor, P.C.]


                                  EXHIBIT 9.1

                               OPINION OF COUNSEL


Re:  Applied Cellular Technology, Inc. (the "Buyer")


Gentlemen:

We are familiar with Applied Cellular Technology, Inc., a corporation duly organized and validly existing under the laws of the State of Missouri, and in good standing under the laws of the State of Missouri.

The Board of Directors of Buyer have duly approved this Agreement.

The Buyer's restricted common shares deliverable pursuant to this Agreement shall be validly issued and outstanding, fully paid and nonassessable.

The authorized capital stock of Buyer consists of twenty million (20,000,000) shares of Common Stock, $.001 par value, five million seven hundred ninety-nine thousand four hundred sixty-nine (5,799,469) of which have been validly issued and are outstanding and five million three hundred ninety-one thousand three hundred thirty-eight (5,391,338) of those are freely tradable without restriction or further registration under the Securities Act of 1933 and listed on the NASDAQ National Market System.

In reaching our opinion, we have relied upon publicly available information and information provided by Applied Cellular Technology, Inc. Except as stated herein, we have not independently verified such information concerning Applied Cellular or other data which we have considered in our review. We have relied upon, but do not assume any responsibility for, the accuracy and completeness of such information.

This opinion is limited to the above and may be relied upon only to that extent.


Very truly yours,

/s/ Paul D. Creme

Paul D. Creme


PDC/gae

                                EXHIBIT 10.1

                  EMPLOYMENT AND NON-COMPETE AGREEMENT
                  ------------------------------------


This Employment and Non-Compete Agreement ("Agreement") is made this ----- day of ---------------, 1997 by and between MVAK Technologies, Inc., a ----------- corporation with its principal office located at 299-A Ridgedale Avenue, East Hanover, New Jersey 07936 (the "Employer") and Debra S. Bogert (the "Employee").

      A. Employer is in the business of remanufacturing and refurnishing industrial vacuum pumps for resale;

      B.    Employer desires to retain the services of the Employee; and

      C.    Employee is willing to be employed by the Employer.

Therefore, the parties agree as follows:

      1.    CAPACITY.  Employee shall serve the Employer as its President
            --------
and General Manager.

      2.    BEST EFFORTS OF EMPLOYEE.  During her employment hereunder,
            ------------------------
the Employee shall, subject to the direction and supervision of the Chief Executive Officer and Board of Directors, devote her full business time, best efforts, business judgment, skill and knowledge to the advancement of the Employer's interests and to the discharge of her duties and responsibilities hereunder. Such duties shall be provided at Billerica, Massachusetts and other such places as the needs, business or opportunities of the Employer may require from time to time. She shall not engage in any other business activity, except as may be approved by the Board of Directors; provided, however, that nothing herein shall be construed as preventing the Employee from:

            a. investing her assets in a manner which shall not require any material services on her part in the operations or affairs of the companies or other entities in which such investments are made;

            b. serving on the Board of Directors of any company, provided she receives the approval in writing from the Chief Executive Officer and Board of Directors, and provided that she shall not be required to render any material services with respect to the operations or affairs of any such company; or

            c. engaging in religious, charitable or other community or non-profit activities which does not impair her ability to fulfill her duties and responsibilities under this Agreement.

      3.    COMPENSATION OF EMPLOYEE.  As compensation for the services
            ------------------------
provided by Employee under this Agreement, Employer will pay Employee one thousand five hundred dollars ($1,500.00) per week as base compensation in accordance with the Employer's usual payroll

                                          EMPLOYMENT AND NON-COMPETE AGREEMENT
                                                                        Page 2

procedures. Separate incentive and stock option plans will be developed by the Employer, together with key management, and that these plans will reflect company goals and performance objectives.

            Employee shall, in addition to such base compensation, be eligible to receive a bonus based upon the financial performance of Employer. The bonus shall be paid as follows: Five percent (5%) of the pre-tax profits, if profits are greater than $300,000.00 and less than $400,000.00. In the event that profits exceed $400,000.00, Employee shall receive a bonus of ten percent (10%) of the pre-tax profits. (By way of example, if company achieves a pre-tax profit of $350,000.00, Employee shall receive a bonus of five percent (5%) of $350,000.00 or $17,500.00. If company achieves a pre-tax profit of $420,000.00, Employee shall receive a bonus of $42,000.00.)

            The Employee shall also be entitled to participate in any and all employee benefit plans, medical insurance plans, life insurance plans, disability income plans and other benefit plans, from time to time, in effect for executives of the Employer. Such participation shall be subject to the terms of the applicable plan documents, generally applicable Corporation policies and the discretion of the Board of Directors or any administrative or other committee provided for in, or contemplated by, such plan. In addition, the Employee shall be entitled to receive benefits which are the same or substantially similar to those which are currently being provided to the other Executives by the Employer.

      4.    TERMINATION OF EMPLOYMENT.  Upon termination of the
            -------------------------
Agreement, payments under this Agreement shall cease; provided, however, that the Employee shall be entitled to payments for periods or partial periods that occurred prior to the date of termination and for which the Employee has not yet been paid.

      5.    REIMBURSEMENT FOR EXPENSES.  In accordance with the
            --------------------------
Employer's policy, the Employee will be reimbursed for all "out-of-pocket" and other direct business expenses (exclusive of commuting costs).

      6.    CONFIDENTIALITY.  Employee recognizes that the Employer has
            ---------------
and will have inventions, business affairs, products, future plans, trade secrets, customer lists and other vital information (collectively "Confidential Information") which are valuable, special and unique assets of the Employer. The Employee agrees that she will not at any time or in any manner, either directly or indirectly, divulge, disclose or communicate in any manner any Confidential Information to any third party without the prior written consent of the Employer. The Employee will protect the Confidential Information and treat it as strictly confidential.

            In the event of a breach, or threatened breach, by Employee of her obligations under this Paragraph, the Employee hereby acknowledges and stipulates that the Employer shall not have an adequate remedy at law, shall suffer irreparable harm and, therefore, it is mutually agreed and stipulated by the parties hereto that, in addition to any other remedies at law or in

                                          EMPLOYMENT AND NON-COMPETE AGREEMENT
                                                                        Page 3

equity which Employer may have, the Employer shall be entitled to obtain in a court of law and/or equity (i) a temporary and/or permanent injunction from disclosing in whole or in part such Confidential Information or (ii) from providing any services to any party to whom such Confidential Information has been disclosed, or may be disclosed. Employer shall not be prohibited by this Paragraph from pursuing other remedies, including a claim for losses and damages.

      7.    VACATION.  The Employee shall be entitled to three (3) weeks of
            --------
paid vacation. Such vacation shall be taken at a time mutually convenient to Employer and Employee. Unused vacation may be accumulated, if not used within the year it is earned, up to a maximum of six (6) weeks.

      8.    SICK DAYS/PERSONAL BUSINESS.  The Employee shall be entitled
            ---------------------------
to six (6) paid sick or personal days off due to illness or personal business each year of employment beginning on the first day of the Employee's employment.

      9.    HOLIDAYS.  The Employee shall be entitled to the standard
            --------
company holidays.

      10.   TERM.  This Employment Agreement shall have an initial term of
            ----
three (3) years, beginning at the commencement date so indicated at the end of this Agreement.

      11.   TERMINATION.  Notwithstanding the provisions of Paragraph 10,
            -----------
the Employee's employment hereunder shall terminate under the following circumstances:

            a.    Death or Permanent Disability.  In the event of the
                  -----------------------------
Employee's death during the Employee's employment hereunder, the Employee's employment shall terminate on the date of her death or Permanent Disability (as defined below).

                  Permanent Disability.  For the purposes of this Agreement,
                  --------------------
the term "permanent disability" shall mean the Employee's inability to perform her duties as prescribed in this Agreement, which, following a written request by either the Employer or the Employee, shall be determined by agreement between the parties and, if they cannot agree, by a panel of three (3) physicians, one of whom will be selected by the Employer, one by the Employee and the third by the first two so selected. Said panel shall also fix the date of the occurrence of the permanent disability. Said panel's determination shall be conclusive. Notwithstanding anything to the contrary set forth herein, the Employee shall be presumed to be permanently disabled as of the date she is receiving payments for permanent disability under any disability insurance policies or under the Social Security Act.

            b.    Temporary Disability.  If, due to physical or mental
                 ---------------------
illness, disability or injury, the Employee shall be disabled so as to be unable to perform substantially all of her duties and responsibilities hereunder, the Board of Directors may designate another person to act in her place during the period of such disability. Notwithstanding any such designation, the

                                          EMPLOYMENT AND NON-COMPETE AGREEMENT
                                                                        Page 4

Employee shall continue to receive her full salary and benefits under paragraph 3 of this Agreement until she becomes eligible for disability income under the Employer disability income plan. In the absence of a disability income plan at the time of such disability, the Employer shall pay the Employee benefits equal to those the Employee would have received if the Employer's current disability income plan were in effect at such time; provided however, that the Employer's obligations hereunder shall cease twelve (12) months from the onset of such disability.

            c.    Termination by the Employer for Cause.  The Employee's
                  -------------------------------------
employment hereunder may be terminated for cause, without further liability on the part of the Employer, by a majority vote of all of the members of the Board of Directors. Termination for cause includes, but is not limited to:

                  (i) Deliberate dishonesty of the Employee with respect to the Employer.

                  (ii) Conviction of the Employee of a crime involving moral turpitude.

                  (iii) Gross and willful failure to perform a substantial portion of her duties and responsibilities hereunder.

                  (iv) Employee's abandonment of her duties hereunder for a period of more than ninety (90) days. Abandonment by the Employee of duties hereunder shall be deemed to have occurred if: the Employee ceases to function and perform duties hereunder, leaves the geographic area in which the Employer engages in its business, or conducts herself with intentional disregard of the Employer's interests and its business.

      12.   RESIGNATION AS OFFICER AND DIRECTOR.  In the event that the
            -----------------------------------
Employee's employment with the Employer is terminated for any reason whatsoever, the Employee agrees to immediately resign as an Officer and Director of the Employer.

      13.   NON-COMPETITION.  In the event that the Employee elects to
            ---------------
leave the employment of the Employer during or at the end of this Agreement or any extension thereto, or if the Employee is terminated for cause, the Employee is not permitted to engage in direct competition with the Employer for a further period of three (3) years. For purposes of definition, "direct competition" is deemed to be a similar company engaged in the remanufacturing and refurbishing of vacuum pumps within a twenty (20) mile radius of any of the Employer's facilities.

      14.   RESTRICTION ON AUTHORITY OF EMPLOYEE.  Notwithstanding
            ------------------------------------
anything set forth in this Agreement to the contrary, the Employee, in the performance of her duties hereunder, shall not take any of the following actions without the written consent of the Board of Directors:

            a. Enter into negotiations or execute documents which would effect the existing debt level and/or structure or alter, modify or change any banking relations after such Closing Date.

                                          EMPLOYMENT AND NON-COMPETE AGREEMENT
                                                                        Page 5

            b.

      15.   REPRESENTATIONS AND WARRANTIES.  The Employee hereby
            ------------------------------
represents and warrants that she is free to enter this Agreement and to render her services pursuant hereto and that neither the execution and delivery of this Agreement, nor the performance of her duties hereunder, violates the provisions of any other agreement to which she is a party or by which she is bound.

      16.   DATE OF COMMENCEMENT.  This Employment Agreement is effective
            --------------------
as of the -------------- day of ---------------, 1997.

      17.   NOTICES.  All notices required or permitted under this Agreement
            -------
shall be in writing and shall be deemed delivered when delivered in person or deposited in the United States mail, postage paid, addressed as follows:

            Employer:   MVAK Technologies, Inc.



                        Attn: Garrett A. Sullivan
                              Chairman and Chief Executive Officer

            Employee:



Such addresses may be changed from time to time by either party by providing written notice in the manner set forth above.

      18.   ENTIRE AGREEMENT.  This Agreement contains the entire
            ----------------
agreement of the parties and there are no other promises or conditions in any other agreement, whether oral or written. This Agreement supersedes any prior written or oral agreements between the parties.

      19.   AMENDMENT.  This Agreement may be modified or amended, if the
            ---------
amendment is made in writing and is signed by both parties.

      20.   ASSIGNMENT ENFORCEABILITY.  If any portion or provisions of
            -------------------------
this Agreement shall, to any extent, be declared illegal or unenforceable by a court of competent jurisdiction, then the remainder of this Agreement, or the application of such portion or provision in circumstances other than those as to which it is so declared illegal or unenforceable, shall not be affected thereby and each portion and provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

                                          EMPLOYMENT AND NON-COMPETE AGREEMENT
                                                                        Page 6

      21.   SEVERABILITY.  If any provision of the Agreement shall be held
            ------------
to be invalid or unenforceable for any reason, the remaining provisions shall continue to be valid and enforceable. If a court finds that any provision of the Agreement is invalid or unenforceable, but that by limiting such provision it would become valid and enforceable, then such provision shall be deemed to be written, construed and enforced as so limited.

      22.   WAIVER OF CONTRACTUAL RIGHT.  This failure of either party
            ---------------------------
to enforce any provision of this Agreement shall not be construed as a waiver or limitation of that party's right to subsequently enforce and compel strict compliance with every provision of this Agreement.

      23.   APPLICABLE LAW.  This Agreement shall be governed by the laws
            --------------
of the State of -----------------.

      24.   Agreed to this 7th day of February, 1997.
                           ---        --------


                                          MVAK TECHNOLOGIES, INC.



                                          By: /s/ Garrett A. Sullivan
                                              ----------------------------
                                                  Its: Chairman

                                          EMPLOYEE



                                          By:
                                              ----------------------------
                                              Debra S. Bogert


10,435/98337

                  EMPLOYMENT AND NON-COMPETE AGREEMENT
                  ------------------------------------



This Employment and Non-Compete Agreement ("Agreement") is made this ----- day of ---------------, 1997 by and between MVAK Technologies, Inc., a ----------- corporation with its principal office located at 299-A Ridgedale Avenue, East Hanover, New Jersey 07936 (the "Employer") and Frank J. Giacona (the "Employee").

      A. Employer is in the business of remanufacturing and refurnishing industrial vacuum pumps for resale;

      B.    Employer desires to retain the services of the Employee; and

      C.    Employee is willing to be employed by the Employer.

Therefore, the parties agree as follows:

      1.   CAPACITY.  Employee shall serve the Employer as a Vice
           --------
President and General Manager of the Employer's facility located in Orlando, Florida.

      2.   BEST EFFORTS OF EMPLOYEE.  During his employment hereunder,
           ------------------------
the Employee shall, subject to the direction and supervision of the President, devote his full business time, best efforts, business judgment, skill and knowledge to the advancement of the Employer's interests and to the discharge of his duties and responsibilities hereunder. Such duties shall be provided at Orlando, Florida and other such places as the needs, business or opportunities of the Employer may require from time to time. In the event that Employer requests that Employee transfer for the benefit of Employer, that Employer extend to Employee the usual relocation benefits available to executives of Employer. He shall not engage in any other business activity, except as may be approved by the Board of Directors; provided, however, that nothing herein shall be construed as preventing the Employee from:

            a. investing his assets in a manner which shall not require any material services on his part in the operations or affairs of the companies or other entities in which such investments are made;

            b. serving on the Board of Directors of any company, provided he receives the approval in writing from the President, and provided that he shall not be required to render any material services with respect to the operations or affairs of any such company; or

            c. engaging in religious, charitable or other community or non-profit activities which does not impair his ability to fulfill his duties and responsibilities under this Agreement.

      3.   COMPENSATION OF EMPLOYEE.  As compensation for the services
           ------------------------
provided by Employee under this Agreement, Employer will pay Employee one thousand four hundred dollars ($1,400.00) per week as base compensation commencing on ----------------- and continuing

                                          EMPLOYMENT AND NON-COMPETE AGREEMENT
                                                                        Page 2

thereafter on a weekly basis. Separate incentive and stock option plans will be developed by the Employer, together with key management, and that these plans will reflect company goals and performance objectives.

            The Employee shall also be entitled to participate in any and all employee benefit plans, medical insurance plans, life insurance plans, disability income plans and other benefit plans, from time to time, in effect for executives of the Employer. Such participation shall be subject to the terms of the applicable plan documents, generally applicable Corporation policies and the discretion of the Board of Directors or any administrative or other committee provided for in, or contemplated by, such plan. In addition, the Employee shall be entitled to receive benefits which are the same or substantially similar to those which are currently being provided to the other Executives by the Employer.

      4.   TERMINATION OF EMPLOYMENT.  Upon termination of the Agreement,
           -------------------------
payments under this Agreement shall cease; provided, however, that the Employee shall be entitled to payments for periods or partial periods that occurred prior to the date of termination and for which the Employee has not yet been paid, including payments for accrued vacations.

      5.   REIMBURSEMENT FOR EXPENSES.  In accordance with the
           --------------------------
Employer's policy, the Employee shall be reimbursed for all expenses incurred by Employee in the performance of his duties hereunder. The Employer shall reimburse such expenses, subject to reasonable requirements with respect to substantiation and documentation as specified by Employer.

            Employer shall also reimburse Employee, for the business use of his automobile, such reimbursement shall not exceed four hundred dollars ($400.00) per month.

      6.   CONFIDENTIALITY.  Employee recognizes that the Employer has
           ---------------
and will have inventions, business affairs, products, future plans, trade secrets, customer lists and other vital information (collectively "Confidential Information") which are valuable, special and unique assets of the Employer. The Employee agrees that he will not at any time or in any manner, either directly or indirectly, divulge, disclose or communicate in any manner any Confidential Information to any third party, except in the normal course of business, without the prior written consent of the Employer. The Employee will protect the Confidential Information and treat it as strictly confidential.

            In the event of a breach, or threatened breach, by Employee of his obligations under this Paragraph, the Employee hereby acknowledges and stipulates that the Employer shall not have an adequate remedy at law, shall suffer irreparable harm and, therefore, it is mutually agreed and stipulated by the parties hereto that, in addition to any other remedies at law or in equity which Employer may have, the Employer shall be entitled to obtain in a court of law and/or equity (i) a temporary and/or permanent injunction from disclosing in whole or in part such Confidential Information or (ii) from providing any services to any party to whom such Confidential Information has been disclosed, or may be disclosed. Employer shall not be

                                          EMPLOYMENT AND NON-COMPETE AGREEMENT
                                                                        Page 3

prohibited by this Paragraph from pursuing other remedies, including a claim for losses and damages.

      7.    VACATION.  The Employee shall be entitled to three (3) weeks of
            --------
paid vacation. Such vacation shall be taken at a time mutually convenient to Employer and Employee. Unused vacation may be accumulated, if not used within the year it is earned, up to a maximum of six (6) weeks.

      8.    SICK DAYS/PERSONAL BUSINESS.  The Employee shall be entitled
            ---------------------------
to five (5) paid sick or personal days off due to illness or personal business each year of employment beginning on the first day of the Employee's employment.

      9.    HOLIDAYS.  The Employee shall be entitled to the standard
            --------
company holidays.

      10.   TERM.  This Employment Agreement shall have an initial term of
            ----
three (3) years, beginning at the commencement date so indicated at the end of this Agreement.

      11.   TERMINATION.  Notwithstanding the provisions of Paragraph 10,
            -----------
the Employee's employment hereunder shall terminate under the following circumstances:

            a.    Death or Permanent Disability.  In the event of the
                  -----------------------------
Employee's death during the Employee's employment hereunder, the Employee's employment shall terminate on the date of his death or Permanent Disability (as defined below).

                  Permanent Disability.  For the purposes of this Agreement,
                  --------------------
the term "permanent disability" shall mean the Employee's inability to perform his duties as prescribed in this Agreement, which, following a written request by either the Employer or the Employee, shall be determined by agreement between the parties and, if they cannot agree, by a panel of three (3) physicians, one of whom will be selected by the Employer, one by the Employee and the third by the first two so selected. Said panel shall also fix the date of the occurrence of the permanent disability. Said panel's determination shall be conclusive. Notwithstanding anything to the contrary set forth herein, the Employee shall be presumed to be permanently disabled as of the date he is receiving payments for permanent disability under any disability insurance policies or under the Social Security Act.

            b.    Temporary Disability.  If, due to physical or mental
                  --------------------
illness, disability or injury, the Employee shall be disabled so as to be unable to perform substantially all of his duties and responsibilities hereunder, the Board of Directors may designate another person to act in his place during the period of such disability. Notwithstanding any such designation, the Employee shall continue to receive his full salary and benefits under Paragraph 3 of this Agreement until he becomes eligible for disability income under the Employer disability income plan. In the absence of a disability income plan at the time of such disability, the Employer shall pay the Employee benefits equal to those the Employee would have received if the Employer's

                                          EMPLOYMENT AND NON-COMPETE AGREEMENT
                                                                        Page 4

current disability income plan were in effect at such time; provided however, that the Employer's obligations hereunder shall cease twelve (12) months from the onset of such disability.

            c.    Termination by the Employer for Cause.  The Employee's
                  -------------------------------------
employment hereunder may be terminated for cause, without further liability on the part of the Employer, by the President of the Corporation.
Termination for cause includes, but is not limited to:

                  (i) Deliberate dishonesty of the Employee with respect to the Employer.

                  (ii) Conviction of the Employee of a crime involving moral turpitude.

                  (iii) Gross and willful failure to perform a substantial portion of his duties and responsibilities hereunder.

                  (iv) Employee's abandonment of his duties hereunder for a period of more than ninety (90) days. Abandonment by the Employee of duties hereunder shall be deemed to have occurred if: the Employee ceases to function and perform duties hereunder, leaves the geographic area in which the Employer engages in its business, or conducts himself with intentional disregard of the Employer's interests and its business.

      12.   RESIGNATION AS DIRECTOR.  In the event that the Employee's
            -----------------------
employment with the Employer is terminated for any reason whatsoever, the Employee agrees to immediately resign as a Director of the Employer.

      13.   NON-COMPETITION.  In the event that the Employee elects to
            ---------------
leave the employment of the Employer during or at the end of this Agreement or any extension thereto, or if the Employee is terminated for cause, the Employee is not permitted to engage in direct competition with the Employer for a further period of three (3) years. For purposes of definition, "direct competition" is deemed to be a similar company engaged in the remanufacturing and refurbishing of vacuum pumps within a twenty (20) mile radius of any of the Employer's facilities.

      14.   REPRESENTATIONS AND WARRANTIES.  The Employee hereby
            ------------------------------
represents and warrants that he is free to enter this Agreement and to render his services pursuant hereto and that neither the execution and delivery of this Agreement, nor the performance of his duties hereunder, violates the provisions of any other agreement to which he is a party or by which he is bound.

      15.   DATE OF COMMENCEMENT.  This Employment Agreement is effective
            --------------------
as of the -------------- day of ---------------, 1997.

      16.   NOTICES.  All notices required or permitted under this Agreement
            -------
shall be in writing and shall be deemed delivered when delivered in person or deposited in the United States mail, postage paid, addressed as follows:

                                          EMPLOYMENT AND NON-COMPETE AGREEMENT
                                                                        Page 5

            Employer:   MVAK Technologies, Inc.

                        Attn: Garrett A. Sullivan
                              Chairman and Chief Executive Officer

            Employee:



Such addresses may be changed from time to time by either party by providing written notice in the manner set forth above.

      17.   ATTORNEY'S FEES.  In the event that a dispute arises out of
            ---------------
this Agreement, the prevailing party shall be entitled to an award of reasonable attorney's fees plus costs, including any appeals associated therewith.

      18.   ENTIRE AGREEMENT.  This Agreement contains the entire
            ----------------
agreement of the parties and there are no other promises or conditions in any other agreement, whether oral or written. This Agreement supersedes any prior written or oral agreements between the parties.

      19.   AMENDMENT.  This Agreement may be modified or amended, if the
            ---------
amendment is made in writing and is signed by both parties.

      20.   ASSIGNMENT ENFORCEABILITY.  If any portion or provisions of
            -------------------------
this Agreement shall, to any extent, be declared illegal or unenforceable by a court of competent jurisdiction, then the remainder of this Agreement, or the application of such portion or provision in circumstances other than those as to which it is so declared illegal or unenforceable, shall not be affected thereby and each portion and provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

      21.   SEVERABILITY.  If any provision of the Agreement shall be held
            ------------
to be invalid or unenforceable for any reason, the remaining provisions shall continue to be valid and enforceable. If a court finds that any provision of the Agreement is invalid or unenforceable, but that by limiting such provision it would become valid and enforceable, then such provision shall be deemed to be written, construed and enforced as so limited.

      22.   WAIVER OF CONTRACTUAL RIGHT.  This failure of either party
            ---------------------------
to enforce any provision of this Agreement shall not be construed as a waiver or limitation of that party's right to subsequently enforce and compel strict compliance with every provision of this Agreement.

      23.   GOVERNING LAW; FORUM.  This Agreement and any transaction or
            --------------------
controversy arising therefrom or relating thereto shall, in all respects, be governed by and construed according to the laws of the State of Florida. All actions or proceedings arising out of, or relating to, this

                                          EMPLOYMENT AND NON-COMPETE AGREEMENT
                                                                        Page 6

Agreement, shall be instituted exclusively in the United States District Court for Orlando, Florida. Should the Federal District Court of Florida decline jurisdiction, the parties hereto agree to institute action in state court in Orlando, Florida.

      24.   Agreed to this 7th day of February, 1997.
                           ---        --------


                                          MVAK TECHNOLOGIES, INC.



                                          By: /s/ Garrett A. Sullivan
                                              ---------------------------
                                                  Its: Chairman


                                          EMPLOYEE



                                          By:
                                              ---------------------------
                                              Frank J. Giacona

10,435/98519

                                EXHIBIT 10.2

                  CONSULTANT AND NON-COMPETE AGREEMENT
                  ------------------------------------



This Consultant and Non-Compete Agreement ("Agreement") is made this ----- day of ---------------, 1997 by and between MVAK Technologies, Inc., a ----------- corporation with its principal office located at 299-A Ridgedale Avenue, East Hanover, New Jersey 07936 (the "Company"), and SDS Corp. (the "Contractor").

      A. Company is in the business of remanufacturing and refurnishing vacuum pumps for resale; and

      B. Contractor desires to act as a consultant for the express purpose of presenting to the Company synergistic acquisitions within the vacuum industry for it to acquire ("Services").

NOW, THEREFORE, the parties agree as follows:

      1.    NATURE OF WORK.  Contractor shall be available approximately
            --------------
three (3) work days per week to perform such Services on behalf of the Company. Contractor's primary focus is to identify and assist in the purchase by the Company of synergistic businesses within the vacuum industry. Contractor shall be solely responsible for the delivery of such Services, such responsibility to include the method and hours of performance. Company shall in no way be responsible for the monitoring, directing or supervising of Contractor to work the necessary amount of time to fulfill the spirit and intent of this Agreement.

      2.    COMPENSATION.  Contractor shall be paid a fee calculated using
            ------------
the "Lehman Scale" for each acquisition made by the Company as a result of the Contractor's efforts. Compensation shall be paid upon Closing, without taxes, either federal or state withheld with a deduction offset equal to the amount of non-compete fees advanced under the Non-Compete Agreement attached hereto and made a part of this Agreement. Contractor shall be reimbursed for necessary business expenses, expended in the course of performing the Services. Contractor shall be solely responsible for any and all taxes on fees received from the Company.

      3.    TERM.  This Agreement shall be effective upon execution and
            ----
shall remain in effect for a two (2) year period from such effective date ("Effective Date") unless terminated sooner in accordance with this Agreement. Except as expressly provided herein, all rights, duties and obligations shall expire with said termination.

      4.    TERMINATION.  Notwithstanding the provisions of Paragraph 3,
            -----------
this Agreement shall terminate in the event of Ronald M. Kaplan's death.
Upon the termination of this Agreement, payments under this Agreement shall cease; provided, however, that the Contractor shall be entitled to payments for periods or partial periods that occurred prior to the date of termination and for which the Contractor has not yet been paid.

                                          CONSULTANT AND NON-COMPETE AGREEMENT
                                                                        Page 2

      5.    INDEPENDENT CONTRACTOR.  Contractor is an Independent
            ----------------------
Contractor and shall not act as Company's agent, nor shall the Contractor be deemed to be an employee of Company for any purposes whatsoever. The Contractor shall not enter into any agreements, or incur any obligations on Company's behalf, or commit Company in any other manner, without Company's prior written consent.

            Contractor represents that he is free to act as a consultant for Company and further represents that he has no conflicting commitments with others which would impair his ability to perform in accordance with the provisions of this Agreement. Contractor also agrees to indemnify Company from any losses or damages which may result from a determination that Contractor is not free to perform the Services anticipated hereunder.

      6.    CONFIDENTIALITY.  Contractor recognizes that the Company has
            ---------------
and will have inventions, business affairs, products, future plans, trade secrets, customer lists and other vital information (collectively "Confidential Information") which are valuable, special and unique assets of the Company. The Contractor agrees that he will not, at any time or in any manner, either directly or indirectly, divulge, disclose or communicate in any manner any Confidential Information to any third party without the prior written consent of the Company. The Contractor will protect the Confidential Information and treat it as strictly confidential.

            In the event of a breach, or threatened breach, by Contractor of his obligations under this Paragraph, the Contractor hereby acknowledges and stipulates that the Company shall not have an adequate remedy at law, shall suffer irreparable harm and, therefore, it is mutually agreed and stipulated by the parties hereto that, in addition to any other remedies at law or in equity which Company may have, the Company shall be entitled to obtain in a court of law and/or equity (i) a temporary and/or permanent injunction from disclosing in whole or in part such Confidential Information or (ii) from providing any services to any party to whom such Confidential Information has been disclosed, or may be disclosed. Company shall not be prohibited by this Paragraph from pursuing other remedies, including a claim for losses and damages.

      7.    NON-COMPETITION.  The letter agreement of January 31, 1997
            ---------------
between the Company and SDS Corp. and/or Ronald M. Kaplan attached hereto, together with "Appendix A", is hereby made a part of this Agreement as if it were recited in its entirety.

      8.    REPRESENTATIONS AND WARRANTIES.  The Contractor hereby
            ------------------------------
represents and warrants that he is free to enter this Agreement and to render his services pursuant hereto and that neither the execution and delivery of this Agreement, nor the performance of his duties hereunder, violates the provisions of any other agreement to which he is a party or by which he is bound.

      9.    DATE OF COMMENCEMENT.  This Agreement is effective as of the
            --------------------
------------ day of ---------------, 1997.

                                          CONSULTANT AND NON-COMPETE AGREEMENT
                                                                        Page 3

      10.   NOTICES.  All notices required or permitted under this Agreement
            -------
shall be in writing and shall be deemed delivered when delivered in person or deposited in the United States mail, postage paid, addressed as follows:

            Company:          MVAK Technologies, Inc.

                              Attn: Garrett A. Sullivan
                                    Chairman and Chief Executive Officer

            Contractor:



            Such addresses may be changed from time to time by either party by providing written notice in the manner set forth above.

      11.   ENTIRE AGREEMENT.  This Agreement contains the entire
            ----------------
agreement of the parties and there are no other promises or conditions in any other agreement, whether oral or written. This Agreement supersedes any prior written or oral agreements between the parties.

      12.   AMENDMENT.  This Agreement may be modified or amended, if the
            ---------
amendment is made in writing and is signed by both parties.

      13.   ASSIGNMENT ENFORCEABILITY.  If any portion or provisions of
            -------------------------
this Agreement shall, to any extent, be declared illegal or unenforceable by a court of competent jurisdiction, then the remainder of this Agreement, or the application of such portion or provision in circumstances other than those as to which it is so declared illegal or unenforceable, shall not be affected thereby and each portion and provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

      14.   SEVERABILITY.  If any provision of the Agreement shall be held
            ------------
to be invalid or unenforceable for any reason, the remaining provisions shall continue to be valid and enforceable. If a court finds that any provision of the Agreement is invalid or unenforceable, but that by limiting such provision it would become valid and enforceable, then such provision shall be deemed to be written, construed and enforced as so limited.

      15.   WAIVER OF CONTRACTUAL RIGHT.  This failure of either party
            ---------------------------
to enforce any provision of this Agreement shall not be construed as a waiver or limitation of that party's right to subsequently enforce and compel strict compliance with every provision of this Agreement.

      16.   APPLICABLE LAW.  This Agreement shall be governed by the laws
            --------------
of the State of New Jersey.

                                          CONSULTANT AND NON-COMPETE AGREEMENT
                                                                        Page 4

      17.   Agreed to this 7th day of February, 1997.
                           ---        --------


                                    MVAK TECHNOLOGIES, INC. ("Company")



                                    By: /s/ Garrett A. Sullivan
                                       -----------------------------
                                       Its Chairman




                                    SDS Corp. ("Contractor")



                                    By:
                                       -----------------------------
                                        Its




                                    --------------------------------
                                    Ronald M. Kaplan, Individually


10,435/98548

February     , 1997
         ----


Ronald M. Kaplan
SDS Corp.
299-4 Ridgedale Avenue
East Hanover, NJ 07936

Re: Letter Agreement - Non-Compete, Confidentiality

Dear Ron:

This letter agreement is between MVAK Technologies, Inc. ("MVAK") and SDS Corp. and/or Ronald M. Kaplan. The purpose is to continue the "Non-Competition, Non-Disclosure...Agreement" of May 21, 1990 as set forth and attached hereto as "Appendix A".

SDS Corp. and Ronald M. Kaplan, in consideration of the payments and benefits set forth herein, individually and collectively, agree not to compete with the business of MVAK anywhere within the continental United States for a period of four (4) years from the date of execution of this Agreement. Further, SDS Corp. and Ronald M. Kaplan agree to be bound by all of the terms and conditions of "Appendix A" as if it were set forth here in its entirety.

MVAK shall continue to make Non-Compete fee payments of One Thousand Eight Hundred Dollars ($1,800.00) per week to SDS Corp. for the next twenty-four
(24) months. SDS Corp. shall provide, to Ronald M. Kaplan, life insurance coverage and a Five Hundred Dollar ($500.00) per month car allowance for the same period. SDS Corp. shall then invoice MVAK for the costs of the above which shall be reimbursed monthly. MVAK shall continue to provide to Ronald
M. Kaplan family health insurance.

This contract shall terminate forty-eight (48) months from the date of inception or upon the death of Ronald M. Kaplan.

Very truly yours,                   Agreed to:



Garrett Sullivan, President
                                    -------------------------------
                                    Ronald M. Kaplan, SDS Corp.



                                    -------------------------------
                                    Ronald M. Kaplan, Individually

10,435/98574

                                 "APPENDIX A"
                                 ------------
           Non-Competition, Non-Disclosure, Proprietary Information
                 and Patent and Invention Assignment Agreement
            --------------------------------------------------------

                                            May 21, 1990


          In consideration of my employment or continued employment, as the case may be, with MVAK Technologies, Inc. (the "Company"), and the compensation received by me from the Company from time to time, I hereby agree with the Company as follows:

          1.   Proprietary Information and Inventions. I understand and
               --------------------------------------
acknowledge that:

               (a) The Company is engaged in a continuous program of research, design, development, production, marketing and servicing with respect to its business and that as part of my employment by the Company I am (or may be) expected to make new contributions and inventions of value to the Company.

               (b) My employment creates a relationship of confidence and trust between me and the Company with respect to certain information applicable to the business of the Company or applicable to the business of any client or customer of the Company, which may be made known to me by the Company or by any client or customer of the Company, or learned by me during the period of my employment.

               (c) The Company possesses and will continue to possess information that has been created, discovered or developed by, or otherwise become known to, the Company (including, without limitation, information created, discovered, developed or made known by me during the period of or arising out of my employment by the Company, whether before or after the date hereof) or in which property rights have been or may be assigned or otherwise conveyed to the Company, which information has commercial value in the business in which the Company is engaged and is treated by the Company as confidential. All such information is hereinafter called "Proprietary Information", which term, as used herein, shall also include, but shall not be limited to, systems, processes, formulae, data, functional specifications, computer programs, blueprints, know-how, improvements, discoveries, developments, designs, inventions, techniques, marketing plans, strategies, forecasts, new products, unpublished financial statements, budgets, projections, licenses, prices, costs, and customer and supplier lists; provided, however, that
                                                     --------  -------
     the term "Proprietary Information" shall not include any of the foregoing which is in the public domain.

               (d) All existing lists of customers of the Company, and all lists of customers of the Company developed during the course of my employment by the Company, are and shall be the sole and exclusive property of the Company, and that I neither have nor shall have any right, title or interest therein; such lists of customers are and must continue to be confidential; such lists of customers are not readily accessible to competitors of the Company; and the Company's present and future business relationship with its customers is and will continue to be of a type which normally continues unless interfered with by others.

               (e) As used herein, the period of my employment includes any time during which I may be retained by the Company as a consultant.

          2.   Ownership of Proprietary Information. All Proprietary
               ------------------------------------
Information shall be the sole property of the Company and its assigns, and the Company and its assigns shall be the sole owner of all patents, copyrights, trademarks and other rights in connection therewith. I hereby assign to the Company any rights I may have or acquire in such Proprietary Information.
I hereby acknowledge that all Proprietary Information is and must continue to be confidential, and that the same is not readily accessible to competitors of the Company. At all times, both during my employment by the Company and after its termination, I will keep in strictest confidence and trust all Proprietary Information and I will not use or disclose any Proprietary Information without the written consent of the Company, except as may be necessary in the ordinary course of performing my duties as an employee of the Company.

          3.   Commitment to Company; Other Employment. During the period
               ---------------------------------------
of my employment by the Company I will devote substantially all of my time for the Company and I will not, without the Company's prior written consent, engage in any employment or business other than for the Company.

          4.   Documentation. In the event of the termination of my
               -------------
employment for any reason, I will deliver to the Company all documents, notes, drawings, blueprints, formulae, specifications, computer programs, data and other materials of any nature pertaining to any Proprietary Information or to my work with the Company, and will not take any of the foregoing or any reproduc-tion of any of the foregoing that is embodied in a tangible medium of expression.

          5.   Disclosure of Inventions. I will promptly disclose to the
               ------------------------
Company (or any persons designated by it) all discoveries, developments, designs, improvements, inventions, blueprints, formulae, processes, techniques, computer programs, strategies, know-how and data, whether or not patentable or registrable under copyright or similar statutes, made or conceived or reduced to practice or learned by me, either alone or jointly with others, during the period of my employment that are related to the business of the Company, result from tasks assigned to me by the Company or result from the use of premises or property (including computer systems and engineering facilities) owned, leased or contracted for by the Company (all such discoveries, developments, designs, improvements, inventions, formulae, processes, techniques, computer programs, strategies, blueprints, know-how and data are hereinafter referred to as "Inventions"). I will also promptly disclose to the Company, and the Company hereby agrees to receive all such disclosures in confidence, all other discoveries, developments, designs, improvements, inventions, formulae, processes, techniques, computer programs, strategies, blueprints, know-how and data, whether or not patentable or registrable under copyright or similar statutes, made or conceived or reduced to practice or learned by me, either alone or jointly with others, during the period of my employment for the purpose of determining whether they constitute "Inventions", as defined above.

          6.   Ownership of Inventions. All Inventions shall be the sole
               -----------------------
property of the Company and its assigns, and the Company and its assigns shall be the sole owner of all patents, copyrights, trademarks and other rights in connection therewith. I hereby assign to the Company any rights I may have or acquire in such Inventions. I shall assist the Company in every proper way as to all such Inventions (but at the Company's expense) to obtain, and from time to time enforce, patents, copyrights, trademarks and other rights and protections relating to said Inventions in any and all countries, and to that end I will execute all documents for use in applying for and obtaining such patents, copyrights, trademarks and other rights and protections on and enforcing such Inventions, as the Company may desire, together with any assignments thereof to the Company or persons designated by it. My obligation to assist the Company in obtaining and enforcing patents, copyrights, trademarks and other rights and protections relating to such Inventions in any and all countries shall continue beyond the termination of my employment, but the Company shall compensate me at a reasonable rate after my termination for time actually spent by me at the Company's request on such assistance.
In the event the Company is unable, after reasonable effort, to secure my signature on any document or documents needed to apply for or prosecute any patent, copyright, or other right or protection relating to an Invention, for any reason whatsoever, I hereby irrevocably designate and appoint the Company and its duly authorized officers and agents as my agent and attorney-in-fact, to act for and on my behalf to execute and file any such application or applications and to do all other lawfully permitted acts to further the prosecution and issuance of patents, copyrights or similar protections thereon with the same legal force and effect as if executed by me and I hereby ratify, affirm and approve all such lawfully permitted acts accordingly.

          7.   Other Agreements. I represent and warrant that my execution
               ----------------
and delivery of this Agreement and the performance of all the terms of this Agreement does not and will not breach any agreement to keep in confidence proprietary information acquired by me in confidence or trust. I have not entered into and shall not enter into any agreement, either written or oral, in conflict herewith.

          8.   Use of Confidential Information of Other Persons. I represent
               ------------------------------------------------
that I have not brought and will not bring with me to the Company or use at the Company any materials or documents of an employer or a former employer that are not generally available to the public, unless express written authorization from such employer for their possession and use has been obtained. I also understand that I am not to breach any obligation of confidentiality that I have to any employer or former employer and agree to fulfill all such obligations during the period of my affiliation with the Company.

          9.   Restrictive Covenant. I hereby acknowledge and recognize
               --------------------
my possession of Proprietary Information and the highly competitive nature of the business of the Company and accordingly agree that, in consideration of the premises contained herein, I will not, during the period of my employment by the Company and in the event that my employment with the Company is terminated for any reason whatsoever and whether such termination be voluntary or involuntary, for a period of twelve months following such termination, (i) directly or indirectly engage in any Competitive Business (as hereinafter defined), whether such engagement shall be as an employer, officer, director, owner, employee, partner or other participant, (ii) assist others in engaging in any Competitive Business in the manner described in the foregoing clause (i), or (iii) induce employees of the Company, its affiliates or subsidiaries to terminate their employment with the Company or such affiliate or subsidiary and/or engage in any Competitive Business. As used in this Section 9 the term "Competitive Business" means and includes any business located in the United States of America which is directly competitive with the Company's business at the date of such termination.

          If my employment with the Company is terminated and the Company, in its sole discretion, elects to pay me compensation equal to at least
50% of my annual salary as of the date of such termination, for the twelve months following such termination, such compensation shall be accepted by me and deemed to be sufficient consideration for my agreement contained in this
Section 9; provided, however, that the Company shall in no event be obligated
           --------  -------
to pay me such compensation.

          I understand that this Section 9 is not meant to prevent me from earning a living or fostering my career. It does intend however to prevent any Competitive Business from gaining any unfair advantage from my knowledge of Proprietary Information. I understand that by making my new employer aware of the provisions of this Section 9, they can take such action as to avoid my breaching the provisions hereof and to indemnify me in the event of a breach.

          10.  Agreement Not to Solicit Customers. During the course of my
               ----------------------------------
employment by the Company and for a period of two years following the termination of such employment for any reason whatsoever and whether such termination be voluntary or involuntary, I will not, directly or indirectly, as owner, officer, director, stockholder, partner, associate, consultant, manager, advisor, representative, employee, agent, creditor or otherwise, attempt to solicit or in any other way disturb or service any person, firm or corporation that has been a customer account of the Company at any time or times within two years prior to the termination date of my employment, whether or not I had direct account responsibility for a contact with such customer account.

          11.  Remedies. I acknowledge that a remedy at law for any breach
               --------
or threatened breach of the provisions of this Agreement would be inadequate and therefore agree that the Company shall be entitled to injunctive relief in addition to any other available rights and remedies in case of any such breach or threatened breach; provided, however, that nothing contained
                             --------  -------
herein shall be construed as prohibiting the Company from pursuing any other remedies available for any such breach or threatened breach.

          12.  Assignment. This Agreement and the rights and obligations of
               ----------
the parties hereto shall bind and inure to the benefit of any successor or successors of the Company by reorganization, merger or consolidation or otherwise and any assignee of all or substantially all of its business and properties, except that neither this Agreement nor any rights or benefits hereunder may be assigned by me.

          13.  Interpretation. It is the desire and intent of the parties
               --------------
hereto that the provisions of this Agreement shall be enforced to the fullest extent permissible under the laws and public policies applied in each jurisdiction in which enforcement is sought. Accordingly, if any particular provision of this Agreement shall be adjudicated to be invalid or unenforceable, such provision shall be deemed amended to delete therefrom the portion thus adjudicated to be invalid or unenforceable, such deletion to apply only with respect to the operation of such provision in the particular jurisdiction in which such adjudication is made. In addition, if any one or more of the provisions contained in this Agreement shall for any reason be held to be excessively broad as to duration, geographical scope, activity or subject, it shall be construed by limiting and reducing it so as to be enforceable to the extent compatible with the applicable law as it shall then appear.

          14.  Notices. Any notice which a party is required or may desire
               -------
to give pursuant to this Agreement shall be given by personal delivery or registered or certified mail, return receipt requested, addressed to the Employee at the address of the Employee of record with the Company and addressed to the Company at its principal office, or at such other place as either party may from time to time designate in writing. The date of personal delivery or the date of mailing any such notice shall be deemed to be the date of delivery thereof.

          15.  Waivers. If either party shall waive any breach of any
               -------
provision of this Agreement, he or it shall not thereby be deemed to have waived any preceding or succeeding breach of the same or any other provision of this Agreement.

          16.  Headings. The headings of the sections hereof are inserted for
               --------
convenience only and shall not be deemed to constitute a part hereof nor to affect the meaning hereof.

          17.  Governing Law. This Agreement shall be governed by, and
               -------------
construed and enforced in accordance with, the laws of the State of New Jersey with respect to contracts made and to be performed wholly therein.

          18.  No Employment Agreement. I acknowledge that this Agreement
               -----------------------
does not constitute an employment agreement and agree that this Agreement shall be binding upon me regardless of whether or not my employment shall continue for any length of time hereafter and whether or not my employment is terminated for any reason whatsoever by either the Company or me or both.

          19.  Complete Agreement; Amendments; Prior Agreements. The
               ------------------------------------------------
foregoing is the entire agreement of the parties with respect to the subject matter hereof and may not be amended, supplemented, cancelled or discharged except by written instrument executed by both parties hereto. This Agreement supersedes any and all prior agreements between the parties hereto with respect to the matters covered hereby.

                                   /s/ Ronald M. Kaplen
                                  --------------------------------
                                            Employee
Accepted and agreed to as of
the date first above written by
MVAK TECHNOLOGIES, INC.


By:  /s/
   -----------------------------